MORTGAGE LOAN WAREHOUSING AGREEMENT
                                  by and among

                                 HOMEGOLD, INC.

                                      and

                           CAROLINA INVESTORS, INC.,
                                  as Borrowers

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                   as Lenders

                                      and

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                            as Administrative Agent


                           Dated as of June 30, 1998


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                               TABLE OF CONTENTS

                                                                           Page
                                                                          ------


ARTICLE I.  ACCOUNTING TERMS.................................................1
  Section 1.01.    Accounting Terms..........................................1
  Section 1.02.    Computation of Time Periods...............................1
  Section 1.03.    Rules of Construction.....................................1

ARTICLE II. LOANS............................................................2
  Section 2.01.    Commitment................................................2
  Section 2.02.    Notes.....................................................2
  Section 2.03.    Notice of Borrowing; Making of Loans......................2
  Section 2.04.    Repayment of Principal....................................6
  Section 2.05.    Interest..................................................6
  Section 2.06.    Reduction of Total Commitment; Prepayment of Loans........7
  Section 2.07.    Payments..................................................8
  Section 2.08.    Use of Proceeds..........................................10
  Section 2.09.    Reliance Upon Instructions...............................10
  Section 2.10.    Eurodollar Rate Not Determinable; Illegality or
                    Impropriety.............................................10
  Section 2.11.    Reserve Requirements; Capital Adequacy Circumstances.....11
  Section 2.12.    Indemnity................................................12
  Section 2.13.    Sharing of Setoffs.......................................12
  Section 2.14.    Continuation and Conversion of Loans.....................13
  Section 2.15.    Joint and Several Liability of the Companies.............14

ARTICLE II(A).  BORROWING BASE..............................................15
  Section 2A.01.   Condition of Lending.....................................15
  Section 2A.02.   Mandatory Prepayment.....................................15
  Section 2A.03.   Rights and Obligations Unconditional.....................16
  Section 2A.04.   Borrowing Base Certificate...............................16
  Section 2A.05.   General Provisions.......................................16

ARTICLE III.  SECURITY AGREEMENT; GUARANTY; ADDITIONAL DOCUMENTS............17
  Section 3.01.    Security Agreement and Financing Statements..............17
  Section 3.02.    Guaranties...............................................17
  Section 3.03.    Further Documents........................................17

ARTICLE IV. CONDITIONS PRECEDENT............................................17
  Section 4.01.    First Loan...............................................17
  Section 4.02.    Ongoing Loans............................................20
  Section 4.03.    Loan Requests............................................21

                                      -i-
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                                                                           Page

  Section 4.04.    Disbursing Loans.........................................22
  Section 4.05.    Wet Mortgage Loan Closings...............................22
  Section 4.06.    Temporary Release of Collateral Documents: Delivery of
                     Collateral Documents...................................24
  Section 4.07.    Deemed Representations...................................24

ARTICLE V. REPRESENTATIONS AND WARRANTIES...................................24
  Section 5.01.    Financial Condition......................................24
  Section 5.02.    No Change................................................25
  Section 5.03.    Corporate Existence; Compliance with Law.................25
  Section 5.04.    Corporate Power; Authorization; Enforceable Obligations..25
  Section 5.05.    No Legal Bar.............................................25
  Section 5.06.    No Material Litigation...................................26
  Section 5.07.    Taxes....................................................26
  Section 5.08.    Investment Company Act...................................26
  Section 5.09.    Federal Reserve Board Regulations........................26
  Section 5.10.    ERISA....................................................26
  Section 5.11.    Assets...................................................26
  Section 5.12.    Securities Acts..........................................26
  Section 5.13.    Consents, etc............................................27
  Section 5.14.    Ownership; Subsidiaries..................................27
  Section 5.15.    Joint Benefit............................................27
  Section 5.16     Licenses.................................................27
  Section 5.17.    Chief Executive Office...................................27
  Section 5.18.    Material Contracts.......................................27
  Section 5.19.    Permitted Warehouse Indebtedness.........................27
  Section 5.20.    Full Disclosure..........................................28
  Section 5.21.    Solvency.................................................28
  Section 5.22.    Operation of Business; Prior or Existing Restrictions,
                      Etc...................................................28


ARTICLE VI. AFFIRMATIVE COVENANTS...........................................29
  Section 6.01.    Financial Statements.....................................29
  Section 6.02.    Certificates; Reports; Other Information.................30
  Section 6.03.    Payment of Indebtedness..................................31
  Section 6.04.    Maintenance of Existence and Properties..................31
  Section 6.05.    Inspection of Property, Books and Records; Audits........31
  Section 6.06.    Notices..................................................32
  Section 6.07.    Credit Documents.........................................33
  Section 6.08.    Insurance................................................33
  Section 6.09.    Borrowing Base Certificate...............................33
  Section 6.10.    Underwriting Standards...................................33
  Section 6.11.    Borrowing Base...........................................33
  Section 6.12.    Compliance With Custodian Agreement......................33
  Section 6.13.    Wet Closing Agents.......................................33

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                                                                          Page

  Section 6.14.    Year 2000................................................33
  Section 6.15.    Pledge of Mortgage Loans.................................34
  Section 6.16.    Adequate Capital.........................................34
  Section 6.17.    Additional Required Documents............................34

ARTICLE VII.  NEGATIVE COVENANTS............................................34
  Section 7.01.    Liens....................................................34
  Section 7.02.    Indebtedness.............................................35
  Section 7.03.    Consolidation and Merger; Change of Business.............35
  Section 7.04.    Acquisitions.............................................36
  Section 7.05.    Transfer of Stock........................................36
  Section 7.06.    Subsidiaries.............................................36
  Section 7.07.    Investments; Advances; Guaranties........................36
  Section 7.08.    Sale of Assets...........................................36
  Section 7.09.    Dividends................................................37
  Section 7.10.    Underwriting Standards...................................37
  Section 7.11.    Margin Regulations.......................................37
  Section 7.12.    Year 2000 Compatibility..................................37
  Section 7.13.    Financial Hedge Instruments..............................37
  Section 7.14.    Transactions With Affiliate..............................38
  Section 7.15.    Subwarehousing...........................................38
  Section 7.16.    Bulk Purchases of Mortgage Loans.........................38
  Section 7.17.    Availability.............................................38
  Section 7.18.    CII Investor Obligations.................................38

ARTICLE VIII.  EVENTS OF DEFAULT............................................38
  Section 8.01.    Events of Default........................................38
  Section 8.02.    Remedies.................................................41
  Section 8.03.    The Administrative Agent May Perform.....................41
  Section 8.04.    The Administrative Agent's Duties........................41

ARTICLE IX. ADMINISTRATIVE AGENT............................................41
  Section 9.01.    Appointment..............................................41
  Section 9.02.    Nature of Duties.........................................42
  Section 9.03.    Rights, Exculpation, Etc. ...............................42
  Section 9.04.    Reliance.................................................43
  Section 9.05.    Indemnification..........................................43
  Section 9.06.    CIT Individually.........................................44
  Section 9.07.    Successor Administrative Agent...........................44
  Section 9.08.    Collateral Matters.......................................45

ARTICLE X. MISCELLANEOUS....................................................46
  Section 10.01   Holidays..................................................46
  Section 10.02   Records...................................................46
  Section 10.03   Amendments and Waivers....................................46

                                                                           Page

  Section 10.04.   No Implied Waiver; Cumulative Remedies...................48
  Section 10.05.   Notices..................................................48
  Section 10.06.   Expenses; Taxes; Attorneys' Fees; Indemnification........48
  Section 10.07.   Application..............................................50
  Section 10.08.   Severability.............................................50
  Section 10.09.   Governing Law............................................50
  Section 10.10.   Prior Understandings.....................................50
  Section 10.11.   Duration; Survival.......................................50
  Section 10.12.   Counterparts.............................................50
  Section 10.13.   Assignments; Participations..............................51
  Section 10.14.   Successors and Assigns...................................53
  Section 10.15.   Confidentiality..........................................53
  Section 10.16.   Waiver of Jury Trial.....................................54
  Section 10.17.   Right of Setoff..........................................54
  Section 10.18.   Headings.................................................54
  Section 10.19.   Forum Selection and Consent to Jurisdiction..............54
  Section 10.20.   HomeGold as Agent for Companies..........................55
  Section 10.21.   Periodic Due Diligence Review............................56

ARTICLE XI. DEFINITIONS.....................................................56

                         LIST OF SCHEDULES AND EXHIBITS

Schedule I      Commitment Schedule

Schedule II     Approved Investors

Schedule III    Pricing Grid

Schedule IV     Designated Borrowing Officers

Schedule V      Subsidiaries

Schedule VI     Material Contracts

Exhibit A       Form of Note

Exhibit B       Form of Loan Request

Exhibit C       Form of Borrowing Base Certificate

Exhibit D       Form of Custodian Agreement

Exhibit E       Form of Pledge Agreement

Exhibit F       Form of Assignment and Acceptance

Exhibit G       Underwriting Guidelines

Exhibit H       Mortgage Loan Schedule

Exhibit I       Form of Security Agreement

Exhibit J       Form of Guaranty

Exhibit K       Form of Legal Opinion of Counsel for the Companies and the
                   guarantors

Exhibit L       Required Documents

Exhibit M       Litigation Schedule

Exhibit N       Schedule of Permitted Secured Debt and Permitted Other Debt

Exhibit O       Form of Inter-Company Promissory Note

Exhibit P       Additional Required Documents

                       MORTGAGE LOAN WAREHOUSING AGREEMENT


                  THIS MORTGAGE LOAN WAREHOUSING AGREEMENT, dated as of June 30, 1998, by and among HOMEGOLD, INC., a South Carolina corporation ("HomeGold"), CAROLINA INVESTORS, INC., a South Carolina corporation ("CII" and together with HomeGold, collectively the "Companies" and each a "Company"), the financial institutions from time to time party hereto (each a "Lender" and collectively the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

                  The Companies have requested the Lenders to extend to the Companies a secured $200,000,000 revolving credit facility in order to finance, directly or indirectly the Companies' purchase and origination of single-family residential mortgage loans, and the Lenders have agreed from time to time to make loans to the Companies, up to the maximum aggregate principal amount of $200,000,000 outstanding at any time, on the terms and subject to the conditions set forth herein. All capitalized terms not otherwise defined herein are defined in Article XI hereof.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                                ACCOUNTING TERMS

                  Section 1.01. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

                  Section 1.02. Computation of Time Periods. Except as otherwise provided in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

                  Section  1.03.  Rules  of  Construction.  When  used  in  this
Agreement: (i) a reference to time shall be the time in New York City, (ii) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Credit
Documents, and (iii) a reference to a day shall be a calendar day unless Business Day is specified.

                                   ARTICLE II.

                                      LOANS

                  Section 2.01. Commitment. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Loans to the Companies, which may be either "A" Loans to HomeGold or "B" Loans to CII, at any time and from time to time on or after the date hereof and to, but not including, the Maturity Date, in an aggregate principal amount at any time outstanding to the Companies not to exceed the amount of such Lender's Commitment, as such Commitment may be reduced in accordance with the provisions of this Agreement.

                  (b) Notwithstanding the foregoing (i) the aggregate principal amount of Loans outstanding at any time to the Companies on a combined basis shall not exceed the lesser of (A) the Total Commitment and (B) the then current Borrowing Base of the Companies on a combined basis, (ii) the aggregate principal amount of "A" Loans outstanding at any time to HomeGold shall not exceed the then current Borrowing Base of HomeGold on an individual basis, (iii) the aggregate principal amount of "B" Loans outstanding at any time to CII shall not exceed the lesser of (A) $35,000,000 and (B) the then current Borrowing Base of CII on an individual basis, and (iv) the aggregate principal amount of Wet Loans shall not at any time exceed the Wet Mortgage Loan Sublimit. The Total Commitment and the Commitment of each Lender shall automatically and permanently be reduced to zero on the Maturity Date. Within the limits of time and amount set forth in this Section 2.01, the Companies may borrow, repay and reborrow hereunder subject to the provisions of this Agreement.

                  Section 2.02. Notes. The joint and several obligation of the Companies to repay the unpaid principal amount of the Loans made to them by each Lender and to pay interest thereon shall be evidenced by a Note dated the date of this Agreement in the principal amount of such Lender's Commitment with the blanks appropriately filled in. An executed Note for each Lender shall be jointly delivered by the Companies to the Administrative Agent on the date of the execution and delivery of this Agreement and in accordance with Section
10.13 hereof.

                  Section 2.03.     Notice of Borrowing; Making of Loans.

                           (a)  Whenever  a  Company  desires  to  borrow,   the
Administrative Company shall submit a Loan Request to the Administrative Agent with respect to such proposed borrowing, each such request, to be given not later than 10:00 a.m. (New York City time) on the date of such proposed borrowing in the case of a Prime Loan and not later than 12:00 noon (New York City time) on the third Business Day before the date of such proposed borrowing in the case of a Eurodollar Loan, setting forth: (i) the Company receiving the proceeds of such Loan, (ii) the date, which shall be a Business Day, on which such borrowing is to occur, (iii) whether such Loan is requested to be a Prime Loan or a Eurodollar Loan and, if a Eurodollar Loan, the Interest Period with respect thereto, (iv) the principal amount of the Loan being borrowed and, if the proceeds of such Loan are to be used to originate or purchase Mortgage Loans, whether or not such Loan is a Wet Loan, and (v) the other information required by Sections 4.03, 4.04 and 4.05, as applicable. If the proceeds of the Loan are to be used to originate or purchase Mortgage Loans, the Loan Request shall also have attached a Mortgage Loan Schedule identifying the Mortgage Loans the applicable Company proposes to pledge to the Administrative Agent and to include in the Borrowing Base. Such Loan Request shall be given in writing by a Designated Borrowing Officer, substantially in the form of Exhibit B hereto, containing the original or facsimile signature of a Designated Borrowing Officer. Except for a Loan Request when the Administrative Agent will fund the related Loan pursuant to
Section 2.03(e) hereof, the Administrative Agent shall provide each Lender with prompt notice of each Loan Request. Except as otherwise provided in Section 2.03(e), on the date specified in such request, each Lender shall, subject to the terms and conditions of this Agreement, make its Pro Rata Share of such Loan in immediately available funds by wire transfer to the Administrative Agent at its Office not later than 11:00 a.m. (New York City time). Unless (A) the Administrative Agent determines that any applicable conditions in Article IV have not been satisfied or (B) other than in the case of Wet Loans, the applicable Company fails to deliver the applicable Required Documents and any other certificates or documents to the Custodian before the date of the proposed borrowing as required under this Agreement and the Custodian Agreement, the Administrative Agent shall make the funds so received from the Lenders available to such Company not later than 3:00 p.m. (New York City time), on the date specified in such Loan Request in immediately available funds by initiating a wire transfer.

                           (b) The Administrative Agent and each Lender shall be
entitled to rely conclusively on each Designated Borrowing Officer's authority to request a Loan on behalf of the Companies until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Loan Request.

                           (c) The  Administrative  Agent and the Lenders  shall
not incur any liability to the Companies in acting upon any Loan Request referred to above which the Administrative Agent and the Lenders believe in good faith to have been given by a Designated Borrowing Officer or for otherwise acting in good faith under this Section 2.03 and, upon the funding of a Loan by the Lenders (or by the Administrative Agent on behalf of the Lenders) in accordance with this Agreement pursuant to any such notice, a Company shall have effected a Loan hereunder.

                           (d) Each Loan  Request  pursuant to this Section 2.03
shall be irrevocable and the Company identified by the Administrative Company as receiving the proceeds of such Loan in such Loan Request shall be bound to make a borrowing in accordance therewith. Each Prime Loan shall be in a minimum amount of $1,000,000 and in multiples of $500,000 if in excess thereof, and each Eurodollar Loan shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 if in excess thereof, provided that the Administrative Company shall not be entitled to request any Loan that, if made, would result in (i) any Eurodollar Loan with an Interest Period in excess of one month prior to October 1, 1998 or (ii) an aggregate of more than five separate Eurodollar Loans of any Lender being outstanding hereunder at any one time.

                           (e)  (i)  Except  as   otherwise   provided  in  this
subsection 2.03(e), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder.

                           (ii)  Notwithstanding  any  other  provision  of this
Agreement, and in order to reduce the number of fund transfers among the Companies, the Lenders and the Administrative Agent, the Companies, the Lenders and the Administrative Agent agree that the Administrative Agent may (but shall not be obligated to), and the Companies and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders, Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.03(f); provided, however, that (a) the Administrative Agent shall in no event fund such Loans if the Administrative Agent shall have received written notice from the Majority Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Sections 4.02, 4.03, 4.04 and 4.05, as applicable, will not be satisfied on the day of the proposed Loan, and (b) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Sections 4.02, 4.03, 4.04 and 4.05, as applicable, have been satisfied.

                           (iii)  Unless  (A)  the   Administrative   Agent  has
notified the Lenders that the Administrative Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.03(e)(ii), or (B) the Administrative Agent shall have been notified by any Lender on the Business Day prior to the day of a proposed Loan that such Lender does not intend to make available to the Administrative Agent such Lender's Pro Rata Share of the Loan requested on such day, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the relevant Company on such day. If the Administrative Agent makes such corresponding amount available to a Company and such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Fed Funds Rate for three Business Days and thereafter at the Prime Rate plus the Applicable Prime Rate Margin. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, the amount so advanced by the Administrative Agent to a Company shall, for all purposes hereof, be a Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Company of such failure and the Companies shall immediately pay such corresponding amount to the Administrative Agent for its own account.

                           (iv)  Nothing  in this  subsection  2.03(e)  shall be
deemed to relieve any Lender from its obligations to fulfill its Commitment hereunder or to prejudice any rights that the Administrative Agent or the Companies may have against any Lender as a result of any default by such Lender hereunder.

                           (f) (i) With  respect  to all  periods  for which the
Administrative Agent has funded Loans pursuant to subsection 2.03(e), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Administrative Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Administrative Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Potential Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Companies for repayment, each Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of each Lender under this subsection 2.03(f) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                           (ii) In the event that any  Lender  fails to make any
payment required to be made by it pursuant to subsection 2.03(f)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Fed Funds Rate for three Business Days and thereafter at the Prime Rate plus the Applicable Prime Rate Margin. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, the amount so advanced by the Administrative Agent to the Companies shall, for all purposes hereof, be a Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Companies of such failure and the Companies shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this subsection 2.03(f)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Administrative Agent or the Companies may have against any Lender as a result of any default by such Lender hereunder.

                  Section 2.04. Repayment of Principal. To the extent not due and payable earlier pursuant to the terms of this Agreement, the entire unpaid principal amount of each of the Loans shall be due and payable on the Maturity Date. The Companies shall take all actions required so that all Collateral Sale Proceeds and all payments of principal, interest, penalties and premiums received by the Companies which relate to Mortgage Loans pledged to the Administrative Agent will be paid to the Administrative Agent for the benefit of the Lenders, provided that (i) with respect to payments constituting Collateral Sale Proceeds, each Company shall cause all Persons making such payments to remit such payments directly to the Administrative Agent, and (ii) with respect to any payment of principal, interest, penalties and premiums received by a Company relating to a Mortgage Loan pledged to the Administrative Agent, the applicable Company shall on the Business Day following receipt of such payment, remit such payment to the Administrative Agent, in each case by way of wire transfer into the applicable Settlement Account, as payments of principal hereunder. In the event that notwithstanding the foregoing any such proceeds required to be paid to the Administrative Agent shall be paid to a Company, such Company shall immediately upon such receipt pay same over directly to the Administrative Agent, and while in such Company's possession, such amounts shall be held in trust for the Administrative Agent.

                  Section 2.05.     Interest.

                           (a)  Interest  Rate.  Each Loan which is a Eurodollar
Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus the Applicable Eurodollar Rate Margin. Interest shall accrue from and include the first date of an Interest Period, but exclude the last day of such Interest Period. Each Loan which is a Prime Loan shall bear interest on the principal amount thereof from time to time outstanding from the date of such Loan, until such principal amount becomes due, at a rate per annum equal to the Prime Rate plus the Applicable Prime Rate Margin.

                           (b) Interest  Payment Dates.  The Companies shall pay
to the Administrative Agent for the account of each Lender interest in arrears on the unpaid principal amount of each Loan, from the date on which such Loan is advanced until such principal amount has been repaid in full, which interest shall be payable (i) if such Loan is a Prime Loan, monthly in arrears on the first day of each month, commencing August 1, 1998, and (ii) if such Loan is a Eurodollar Loan (A) on the last day of the Interest Period of such Eurodollar Loan and (B) for any Interest Period longer than three months, on the day that occurs during such Interest Period every three (3) months from the first day of such Interest Period. After maturity of any principal amount of any Loan (by acceleration, at scheduled maturity or otherwise), interest on such amount shall be due and payable on demand.

        Section 2.06. Reduction of Total Commitment; Prepayment of Loans.

                           (a) Subject to the last  sentence of this  paragraph,
the Companies may reduce the Total Commitment to an amount (which may be zero) not less than the sum of (i) the aggregate unpaid principal amount of all Loans then outstanding and (ii) the aggregate principal amount of all Loans not yet made as to which notice has been given by the Administrative Company under
Section 2.03 hereof. Each such reduction shall be in an amount which is an integral multiple of $10,000,000, shall be requested by providing not less than three Business Days' prior written notice to the Administrative Agent and shall be irrevocable and may not be reinstated. Each such reduction of the Total Commitment shall reduce the Commitment of each Lender on a pro rata basis.

                           (b) The Companies shall have the right to prepay,  in
whole or in part,  all Loans  without  penalty or premium  except as provided in
Section 2.12 hereof.

                           (c) If at any  time  (i)  the  outstanding  principal
amount of all Loans exceeds the lesser of the Total Commitment and the Borrowing Base calculated on a combined basis, (ii) the Borrowing Base of HomeGold on an individual basis is less than the sum of the outstanding principal amount of all "A" Loans, or (iii) the Borrowing Base of CII on an individual basis is less than the sum of the outstanding principal amount of all "B" Loans, then HomeGold or CII, as appropriate, shall immediately either (i) make a prepayment on the appropriate Loans in an amount equal to such excess or (ii) provide additional Eligible Mortgage Loans so that the outstanding principal of the appropriate Loans does not exceed the Borrowing Base of the Companies on a combined basis or the Borrowing Base of HomeGold or CII on an individual basis, as the case may be.

                           (d)  The  Companies  shall  have  the  right  to sell
Collateral for the fair market value thereof (or, with respect to Mortgage Loans, the Fair Market Value thereof), provided that (i) any such sale shall only be made with the prior written consent of the Administrative Agent after the occurrence and during the continuance of an Event of Default, and (ii) the Collateral Sale Proceeds shall promptly and in any event within two (2) Business Days of the receipt thereof be paid to the Administrative Agent and applied to the repayment of the Obligations. All (i) Collateral Sale Proceeds shall be paid directly to the Administrative Agent by the Person making such payment, and (ii) payments of principal, interest, penalties and premiums received by a Company in respect of Mortgage Loans pledged to the Administrative Agent shall be remitted by the applicable Company to the Administrative Agent on the Business Day following receipt of such payments; provided that, any such Collateral Sale Proceeds or such principal, interest penalties and premiums paid to the Administrative Agent when no Loans are outstanding and no other Obligations are due and payable under this Agreement, shall be promptly paid to the appropriate Company.

                           (e)   Notwithstanding   anything   to  the   contrary
contained in this Agreement, for a period of two consecutive days in each calendar year (the "Clean-up Period") during the term of this Agreement, CII shall repay all outstanding "B" Loans in full, together with accrued interest thereon, if any (which Loans may not be reborrowed until the Clean-up Period has ended).

                  Section 2.07. Payments.

                           (a)  Time,   Place  and  Manner.   All  payments  and
prepayments to be made in respect of principal, interest, fees or other amounts due from the Companies hereunder, under the Fee Letter, the Notes or any other Credit Document shall be payable at or before 12:00 noon, New York City time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to the Administrative Agent for the account of the Administrative Agent, or the Lenders, as the case may be, at the Agent Account in Dollars in funds immediately available at the Bank's Office without setoff, counterclaim or other deduction of any nature. Any payment received by the Administrative Agent after 12:00 noon, New York City time, will be deemed to have occurred on the next Business Day. The Administrative Agent shall maintain a separate loan account for each Company (each, a "Loan Account" and, collectively, the "Loan Accounts") on its books in the name of each Company in which each Company will be charged with Loans made by the Administrative Agent or the Lenders to such Company hereunder and with any other Obligations. The Companies and the Lenders hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time charge the Loan Accounts with any interest, fees, expenses and other Obligations that are due and payable under this Agreement or any Credit Document. The Companies and the Lenders confirm that any charges which the Administrative Agent may so make to the Loan Accounts as herein provided will be made as an accommodation to the Companies and solely at the Administrative Agent's discretion and shall constitute a Loan to a Company funded by the Administrative Agent on behalf of the Lenders and subject to subsections 2.03(e) and 2.03(f) of this Agreement. Each of the Lenders and the Companies agrees that the Administrative Agent shall have the right to make such charges regardless of whether any Event of Default or Potential Default shall have occurred and be continuing or whether any of the conditions precedent in Sections 4.02, 4.03,
4.04 or 4.05 have been satisfied. The Loan Account for a Company will be credited upon receipt of "good funds" in the Agent Account with all amounts actually received by the Administrative Agent from such Company or others for the account of such Company. Interest on all Loans and all fees that accrue on a per annum basis shall be computed on the basis of the actual number of days elapsed in the period during which interest or such fee accrues and a year of 360 days. In computing interest on any Loan, the date of the making of such Loan shall be included and, if received by 12:00 noon (New York City time), the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Loan.

                           (b) Periodic  Statements.  The  Administrative  Agent
shall provide the Lenders and the Companies promptly after the end of each calendar month a summary statement for each Company (in the form from time to time used by the Administrative Agent) of (A) the opening and closing daily balances in the Loan Account of each Company during such month, (B) the amounts and dates of all Loans made during such month, (C) the amounts and dates of all payments on account of the Loans made during such month and each Lender's interest in the Loans, (D) the amount of interest accrued on the Loans during such month, and (E) the amount and nature of any charges to the Loan Account of each Company made during such month on account of interest, fees and expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute prima facie evidence of the information contained in such statement.

                           (c)  Apportionment  of Payments.  Except as otherwise
provided in this subsection, aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate and payments of the Unused Line Fee required to be paid by the Companies to the Lenders under subsections 2.07(e) shall be apportioned ratably among the Lenders, in each case according to their Pro Rata Shares. All payments shall be remitted to the Administrative Agent and all such payments and any other amounts, including, without limitation, proceeds of Collateral received by the Administrative Agent from or on behalf of the Companies shall be applied subject to the provisions of this Agreement first, to pay principal of and interest on any Obligations funded by the Administrative Agent on behalf of the Lenders and any fees, expense reimbursements or indemnities then due to the Administrative Agent from the Companies; second, to pay any fees, expense reimbursements or indemnities then due to the Lenders; third, to pay interest due in respect of Loans; fourth, to pay or prepay principal of Loans; and fifth, to the Companies or to such Person as may be lawfully entitled to receive such surplus proceeds. The Administrative Agent shall promptly distribute to each Lender at its primary address set forth on the appropriate signature page hereof, or at such other address as such Lender may designate in writing, such funds as it may be entitled to receive. The foregoing apportionment of payments is solely for the purpose of determining the obligations of the Companies hereunder and, notwithstanding such apportionment, any Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of the Companies under this Agreement determined in accordance with the apportionments contemplated by this Section 2.07(c). To the extent that a Company makes a payment or payments to the Administrative Agent or the Administrative Agent receives any payment or other amount, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Administrative Agent.

                           (d)  Interest  Upon Events of Default.  To the extent
permitted by law, after there shall have occurred and so long as there is continuing an Event of Default pursuant to Section 8.01, all principal, interest, fees, indemnities or any other Obligations of the Companies hereunder, under the Fee Letter or under any Note or any other Credit Document (and including interest accrued under this subsection 2.07(d)) shall bear interest until paid (before and after judgment), payable on demand, at the Default Rate such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate.

                           (e) Unused Line Fee.  From and after the Closing Date
until the Maturity Date, the Companies shall pay to the Administrative Agent, for the account of each

Lender in accordance with such Lender's Pro Rata Share, an unused line fee (the "Unused Line Fee") accruing at the rate of one-fourth percent (1/4%) per annum, on the excess, if any, of the Total Commitment over the aggregate of the Loans outstanding from time to time. All Unused Line Fees shall be payable monthly in arrears on the first day of each month commencing August 1, 1998.

                           (f)   Fees.   The   Companies   shall   pay   to  the
Administrative Agent the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees required to be paid to the Administrative Agent pursuant to the Fee Letter, this Agreement or the other Credit Documents, shall be paid to the Administrative Agent for its own account as described therein. All fees under this Agreement, the Fee Letter and the other Credit Documents are non-refundable under all circumstances.

                  Section 2.08. Use of Proceeds. The Companies will use the proceeds of the Loans only for the following purposes to originate or purchase, directly or indirectly, Eligible Mortgage Loans.

                  Section 2.09. Reliance Upon Instructions. Without limiting the coverage of any other indemnities provided in this Agreement, the Companies hereby jointly and severally indemnify and agree to hold harmless the Administrative Agent and each of the Lenders, and their respective officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses, including reasonable counsel fees, however arising out of any actions taken in reliance upon telephonic, telecopier or other instructions believed in good faith to have been given under this Agreement on the Companies' behalf by a Designated Borrowing Officer.

   Section 2.10. Eurodollar Rate Not Determinable; Illegality or Impropriety.

                           (a) In the event,  and on each  occasion,  that on or
before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Administrative Agent has determined in good faith that, or has been advised by the Bank that, the Eurodollar Rate cannot be determined for any reason or the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or Dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Bank's eurodollar loans are then being conducted, the Administrative Agent shall, as soon as practicable thereafter, give written notice of such determination to the Administrative Company and the other Lenders. In the event of any such determination, any request by the Administrative Company for a Eurodollar Loan pursuant to Section 2.03 shall, until the Administrative Agent shall have advised the Administrative Company and the other Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Prime Loan. Each determination by the Administrative Agent hereunder shall be conclusive and binding absent manifest error.

                           (b) In  the  event  that  it  shall  be  unlawful  or
improper for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Administrative Agent and the Companies describing such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease, and such Lender shall notify the Administrative Agent and the Administrative Company. If any such change shall make it unlawful or improper for any Lender to maintain any outstanding Eurodollar Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Administrative Agent and the Administrative Company, and the Companies shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan into a Prime Loan.

       Section 2.11. Reserve Requirements; Capital Adequacy Circumstances.

                           (a)  Notwithstanding  any other provision  herein, if
any  change  in  applicable  law  or  regulation  or in  the  interpretation  or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall impose any tax on or change the basis of taxation of payments to any Lender or any Affiliate of a Lender of the principal of or interest on any Eurodollar Loan made by such Lender or of any amounts payable hereunder (other than taxes imposed on the overall net income of such Lender or such Affiliate by the jurisdiction in which such Lender or such Affiliate has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender or Affiliate of such Lender (except any such reserve requirement that is reflected in Reserve Requirements) or shall impose on such Lender or such Affiliate any other condition affecting this Agreement or any Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed by such Lender to be material, then the Companies shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                           (b) If any  Lender  shall  have  determined  that the
adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or by any Affiliate of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's Affiliate, as the case may be, as a consequence of such Lender's obligations under this Agreement and the Credit Documents to a level below that which such Lender or such Lender's Affiliate, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's Affiliate's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, the Companies shall reimburse such Lender for such reduction.

                           (c) Any amount or amounts payable by the Companies to
any  Lender  in  accordance  with the  provisions  paragraph  (a) or (b) of this
Section 2.11 shall be paid by the Companies to such Lender within ten (10) days after receipt by the Administrative Company from such Lender of a statement setting forth (i) in reasonable detail the amount or amounts due, (ii) the basis for the determination from time to time of such amount or amounts and (iii) that such amount(s) have been determined in good faith, which statement shall be conclusive and binding absent manifest error.

                           (d) The  protection  of this  Section  2.11  shall be
available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                  Section 2.12. Indemnity. The Companies shall jointly and severally indemnify each Lender against any loss or expense that such Lender actually sustains or incurs as a consequence of (a) any failure by a Company to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by a Company to borrow any Eurodollar Loan hereunder or to convert any Prime Loan into a Eurodollar Loan after notice of such borrowing or conversion has been given pursuant to Section 2.03 or Section 2.14, as the case may be, (c) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (e) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of margin) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid or converted or not borrowed or converted (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or convert, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow or convert) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid or converted or not borrowed or converted for such Interest Period. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.12 and the basis for the determination of such amount or amounts shall be delivered to the Companies and shall be conclusive and binding absent manifest error.

                  Section 2.13. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against a Company or other security or interest  arising  from,  or in lieu of, such  secured  claim,  received by such
Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the aggregate unpaid amount of the Obligations owing to it shall be proportionately less than the aggregate unpaid amount of the Obligations owing to any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations owing to such other Lender, so that the aggregate unpaid amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations owing to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the aggregate unpaid amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.13 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. Each Company expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Companies to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Companies in the amount of such participation.

                  Section 2.14. Continuation and Conversion of Loans. Subject to
Section 2.03 and Section 2.10 hereof, a Company shall have the right, at any time (i) on three (3) Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, to continue any Eurodollar Loan or any portion thereof into a subsequent Interest Period or, after the Syndication Date, to convert any Prime Loan or portion thereof into a Eurodollar Loan, or
(ii) on one (1) Business Day's prior irrevocable written or telecopy notice to the Administrative Agent, to convert any Eurodollar Loan or portion thereof into a Prime Loan, subject to the following:

                           (A) in the case of a continuation of a Eurodollar Loan or portion thereof as such or a conversion of a Prime Loan or portion thereof into a Eurodollar Loan (1) no Event of Default or Potential Default shall have occurred and be continuing at the time of such continuation or conversion and (2) Eurodollar Loans resulting from this Section
                                    2.14 shall be limited in number as provided in Section 2.03(d);

                           (B) in the case of a continuation or conversion of less than all Loans, the aggregate principal amount of any Eurodollar Loan continued or converted shall not be less than $5,000,000 and in multiples of $1,000,000 if in excess thereof;

                           (C) each conversion shall be effected by the Lenders by applying the proceeds of the new Loan to the Loan (or portion thereof) being converted; and, in the case of a conversion from a Eurodollar Loan to a Prime Loan, accrued interest on the Eurodollar Loan (or portion thereof) being converted shall be paid by the Companies at the time of conversion;

                           (D) if the new Loan made in respect of a conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of conversion;

                           (E) no portion of any Loan shall be continued or converted to a Eurodollar Loan with an Interest Period ending later than the Maturity Date; and

                           (F) if any conversion of a Eurodollar Loan shall be effected on a day other than the last day of an Interest Period, the Companies shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by such conversion as provided in Section 2.12 hereof.

In the event that a Company shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan (unless repaid) shall automatically become a Prime Loan at the expiration of the then current Interest Period.

           Section 2.15. Joint and Several Liability of the Companies.

                           (a) Notwithstanding anything in this Agreement or any
other Credit Document to the contrary, each of the Companies hereby accepts joint and several liability hereunder and under the other Credit Documents in consideration of the financial accommodations to be provided by the Administrative Agent and the Lenders under this Agreement and the other Credit Documents, for the mutual benefit, directly and indirectly, of each of the Companies and in consideration of the undertakings of the other Company to accept joint and several liability for the Obligations. Each of the Companies, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Company, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Companies without preferences or distinction among them. If and to the extent that any of the Companies shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Companies will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Companies under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each of the Companies enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Credit Documents or any other circumstances whatsoever.

                           (b) The  provisions of this Section 2.15 are made for
the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Companies as often as occasion therefor may arise and without requirement on the part of the Administrative Agent, the Lenders or such successors or assigns first to marshall any of its or their claims or to exercise any of its or their rights against any other Company or to exhaust any remedies available to it or them against any other Company or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

                           (c) Each of the Companies  hereby agrees that it will
not enforce any of its rights of contribution or subrogation against the other Company with respect to any liability incurred by it hereunder or under any of the other Credit Documents, any payments made by it to the Administrative Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Company may have against the other Company with respect to any payments to the Administrative Agent or the Lenders hereunder or under any other Credit Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Company, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to the other Company therefor.


                                 ARTICLE II(A).

                                 BORROWING BASE

                  Section 2A.01. Condition of Lending. The Administrative Agent and the Lenders shall have no obligation to (i) make a Loan to the extent that the aggregate unpaid principal amount of the Loans exceeds, or after giving effect to a requested Loan will exceed, the lesser of the Total Commitment and the then current Borrowing Base, calculated on a combined basis, (ii) make an "A" Loan to HomeGold to the extent that the aggregate unpaid principal amount of "A" Loans exceeds, or after giving effect to a requested "A" Loan will exceed, the then current Borrowing Base of HomeGold, calculated on an individual basis or (iii) make a "B" Loan to CII to the extent that the aggregate unpaid principal amount of "B" Loans exceeds, or after giving effect to a requested "B" Loan will exceed, the then current Borrowing Base of CII, calculated on an individual basis.

                  Section 2A.02. Mandatory Prepayment. Concurrently with the delivery of any Borrowing Base Certificate, the Companies shall give notice to the Administrative Agent of any mandatory prepayment pursuant to Section 2.06(c), which notice shall specify a prepayment date no later than the earlier of the date on which such Borrowing Base Certificate is given and the date on which such Borrowing Base Certificate is required to be provided to the Lenders.

                  Section 2A.03. Rights and Obligations Unconditional. Without limitation of any other provision of this Agreement, the rights of the Administrative Agent and the Lenders and the obligations of the Companies under this Article II(A) are absolute and unconditional, and the Administrative Agent and the Lenders shall not be deemed to have waived the condition set forth in
Section 2A.01 hereof or their right to payment in accordance with Section 2A.02 hereof in any circumstance whatever, including but not limited to circumstances wherein the Administrative Agent or the Lenders (knowingly or otherwise) make a Loan hereunder in excess of the Borrowing Base.

                  Section 2A.04.  Borrowing Base Certificate.

                           (a) By  12:00  noon,  New  York  City  time  on  each
Business Day, the Companies shall furnish to the Administrative Agent a Borrowing Base Certificate, certified as true and correct by a Designated
Financial Officer, setting forth the Borrowing Base for the Companies, calculated on a combined basis, and each Company, calculated on an individual basis, and the other information required therein as of the Companies' close of business on the preceding Business Day, together with such other information with respect to any asset included in the Borrowing Base as the Administrative Agent may request.

                           (b) In the event of any dispute about the eligibility
of any Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof, the Administrative Agent's good faith judgment shall control.

                           (c)  The   Administrative   Agent  may   dispute  the
eligibility of any Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof by notice of such dispute to the Administrative Company, in which case the value of such Mortgage Loan shall, at the discretion of the Administrative Company, either not be included in the Borrowing Base or be included in the Borrowing Base with a value reasonably acceptable to the Administrative Agent.

                           (d)  Each   Borrowing  Base   Certificate   shall  be
accompanied by backup schedules showing the derivation thereof and containing such detail and such other and further information as the Administrative Agent may reasonably request from time to time.

                  Section 2A.05. General Provisions. Notwithstanding anything to the contrary in this Article II(A), in no event shall any single Mortgage Loan be counted twice in determining the Borrowing Base.

                                  ARTICLE III.

               SECURITY AGREEMENT; GUARANTY; ADDITIONAL DOCUMENTS

                  Section 3.01. Security Agreement and Financing Statements. On or before the date hereof, each of the Companies and Sterling shall execute and deliver to the Administrative Agent: (1) a security agreement in the form of that attached hereto as Exhibit I (collectively, the "Security Agreements"), pursuant to which the Companies and Sterling shall pledge, assign and grant to the Administrative Agent for the benefit of the Lenders a perfected, first priority security interest in and lien upon the Collateral described therein as security for the Obligations, and (2) such UCC financing statements as the Administrative Agent may request.

                  Section 3.02 Guaranties. On or before the date hereof, the Companies shall cause to be executed and delivered to the Administrative Agent by each of EGI, Sterling, and EMC-TN a continuing guaranty substantially in the form of that attached hereto as Exhibit J (collectively, the "Guaranties").

                  Section 3.03. Further Documents. The Companies agree to execute and deliver and to cause to be executed and delivered to the Administrative Agent from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements, and to take all further actions, as the Administrative Agent may reasonably request, which are in the Administrative Agent's judgment necessary or desirable to obtain for the Lenders the benefit of the Credit Documents and the Collateral.


                                   ARTICLE IV.

                              CONDITIONS PRECEDENT

                  Section 4.01. First Loan. As conditions precedent to any Lender's obligation to make the first Loan hereunder:

                                    (1) The Companies shall have  delivered,  or
                  shall have caused to be delivered, to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                                             (i) A  duly  executed  original  of
                           this Agreement;

                                            (ii) A duly executed original of the
                           Security Agreements, of the Guaranties, of the Custodian Agreement and of the Subordination Agreement;

                                             (iii) Duly  executed  originals  of
                           each of the Notes;

                                            (iv) (A) Duly executed copies of all
                           financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Administrative Agent, in its reasonable discretion, to obtain for the Administrative Agent on behalf of the Lenders a perfected, first priority security interest in and lien upon the Collateral, (B) searches identifying all of the financing statements on file with respect to each Company in all jurisdictions in which the financing statements referred to in subclause (A) of this clause (iv) will be filed and (C) duly executed copies of all financing termination statements (UCC-3) relating to the termination of the First Union Facility and the Prudential Facility;

                                            (v)   A   Pledge   Agreement,   duly
                           executed by EGI and each Company together with (A) the stock certificates representing (1) all of the common stock of the Companies and Sterling, in the case of EGI, and (2) all of the common stock of EMC-TN in the case of HomeGold, (B) all inter-company promissory notes and (C) other documents and instruments required to be pledged and delivered to the Administrative Agent by the terms of each such Pledge Agreement, in each case accompanied by undated stock powers or bond powers (as applicable) executed in blank or other instruments of transfer;

                                            (vi)   Such   credit   applications,
                           financial statements, authorizations and such information concerning the Companies taken as a whole or any of them or the Guarantor or the business, operations and conditions (financial and otherwise) of the Companies taken as a whole or any of them or the Guarantor as any Lender may reasonably request;

                                            (vii)     Certified     copies    of
                           resolutions of the Board of Directors of each of the Companies and of the Guarantor Sterling, and EMC-TN approving the execution and delivery of the Credit Documents to which such Person is a party, the performance of the Obligations and any other obligations thereunder and the consummation of the transactions contemplated thereby;

                                            (viii)   A   certificate    of   the
                           Secretary or an Assistant Secretary of each of the Companies and of the Guarantor Sterling, and EMC-TN certifying the names and true signatures of the officers of such Person authorized to execute and deliver the Credit Documents to which such Person is a party, and the other documents to be delivered by each Company, the Guarantor, Sterling and EMC-TN to which such Person is a party, including, without limitation, each Loan Request;

                                            (ix)  A  copy  of  the  Articles  of
                           Incorporation of each of the Companies and of the Guarantor, Sterling and EMC-TN, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                                            (x) A copy of the  Bylaws of each of
                           the Companies and of the Guarantor Sterling, and EMC-TN, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                                            (xi)  A   certificate   (A)  of  the
                           Secretary of State of the State of South Carolina, certifying as of a recent date that HomeGold is in good standing; (B) of the Secretary of State of the State of South Carolina, certifying as of a recent date that CII is in good standing; and (C) of the Secretary of State of the State of South Carolina, certifying as of a recent date that EGI is in good standing;

                                            (xii) An opinion of counsel  for the
                           Companies, the Guarantor, Sterling and EMC-TN substantially in the form of Exhibit K attached hereto and covering such other matters as the Administrative Agent may reasonably request;

                                            (xiii) Evidence  satisfactory to the
                           Administrative Agent that each of the Funding Accounts and the Settlement Accounts has been opened;

                                            (xiv)  A  duly  completed  Borrowing
                           Base Certificate dated as of the date of the first Loan hereunder, and certified by the Administrative Company on behalf of the Companies to be true in all respects;

                                            (xv) An Exception Report,  dated the
                           Closing Date, from the Custodian duly completed relating to the Eligible Mortgage Loans to be pledged to the Administrative Agent, on behalf of the Lenders, on the Closing Date;

                                            (xvi)  A  certificate  of  insurance
                           evidencing insurance as is required by Section 6.08 hereof, naming the Administrative Agent as loss payee or additional insured, as appropriate;

                                            (xvii)  A form  of the  Wet  Closing
                           Agent Agreement certified by the Administrative Company as a true and correct copy thereof shall be delivered to and approved by the Administrative Agent; and

                                            (xviii)   Such   other    approvals,
                           opinions or documents as the Administrative Agent may reasonably request.

                                    (2)  All  acts  and  conditions  (including,
                  without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit

                  Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                                    (3) All  documentation,  including,  without
                  limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                                    (4)  All  fees  required  to be  paid  on or
                  before the date hereof pursuant to Section 2.07(f) above and any other accrued and unpaid fees or commissions due hereunder or in connection herewith, and all expenses due to the Administrative Agent which are required to be paid on or before the date hereof, shall have been paid prior to (or will be paid concurrently with) the making of the first Loan hereunder.

                                    (5) The  Companies  shall have  delivered to
                  the Administrative Agent and each Lender a copy of each of EGI's, HomeGold's and CII's audited consolidated and consolidating financial statements for the fiscal year ended December 31, 1997, bearing an unqualified opinion from KPMG Peat Marwick.

                                    (6)  After   giving   effect  to  all  Loans
                  outstanding on the Closing Date (including all Loans made on the Closing Date), the Availability, calculated on a combined basis for the Companies, shall not be less than $30,000,000 and the Companies shall deliver to the Administrative Agent a certificate of the Designated Financial Officer of the Administrative Company certifying that the Availability, calculated on a combined basis for the Companies, is not less than $30,000,000 and containing the calculation thereof.

                  Section 4.02. Ongoing Loans. As conditions precedent to any Lender's obligation to make any Loan hereunder, including the first Loan, at and as of the date of advance:

                                    (1) There shall have been  delivered  to the
                  Administrative Agent a Loan Request therefor;

                                    (2) The  representations  and  warranties of
                  the Companies or any of them and the Guarantor contained in the Credit Documents shall be accurate and complete in all respects as if made on and as of the date of such advance;

                                    (3) There  shall not have  occurred an Event
                  of Default or Potential Default, and the making of such Loan will not create or give rise to an Event of Default or a Potential Default;

                                    (4)  Following  the funding of the requested
                  Loan  (i)  (A)  the  aggregate   principal   amount  of  Loans
                  outstanding  will  not  exceed  the  lesser  of

                  (x) the Total Commitment and (y) the then current Borrowing Base of the Company calculated on a combined basis, (B) in the case of a request for "A" Loans, the aggregate principal amount of "A" Loans outstanding will not exceed the then current Borrowing Base of HomeGold, calculated on an individual basis, or (C) in the case of a request for "B" Loans, the aggregate principal amount of "B" Loans outstanding will not exceed the then current Borrowing Base of CII, calculated on an individual basis, and (ii) the aggregate principal amount of Loans outstanding advanced by any Lender will not exceed its Commitment;

                                    (5) Since May 31, 1998, there shall not have
                  occurred any material adverse change in the financial condition, assets, nature of assets, operations or prospects of the Companies taken as a whole or any of them or the Guarantor from that represented in this Agreement, the other Credit Documents, or the documents or information furnished to the Administrative Agent or the Lenders in connection herewith or therewith, which would reasonably be expected to impair the ability of the Companies to repay the Obligations or of the Guarantor to perform under the Parent Guaranty; and

                                    (6) The Required  Documents for the Mortgage
                  Loan(s) being funded therewith shall have been received by the Custodian (except as otherwise provided in Section 4.05(2) hereof).

By making a Loan Request to the Administrative Agent hereunder, the Companies shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections 4.02(2) through (6) above.

                  Section 4.03. Loan Requests. In connection with each request for a Loan, the Companies shall deliver to the Administrative Agent a signed Loan Request and a Mortgage Loan Schedule attached thereto. Prior to the funding of a Loan, other than a Wet Loan the proceeds of which will be used to originate or purchase a Mortgage Loan (and during the rescission period required by the Truth in Lending Act relative to the applicable Mortgage Loan), the appropriate Company or the Closing Agent on behalf of such Company shall deliver to the Custodian all of the Required Documents as listed on Exhibit L attached hereto, including, without limitation, each of the following:

                           (a) the original of each promissory note relating to a Mortgage Loan duly executed at settlement, and duly endorsed by the applicable Company in blank and containing any necessary intervening endorsements on a Mortgage Loan purchased by the applicable Company;

                           (b) a copy of each mortgage or deed of trust relating to a Mortgage Loan duly executed at settlement and in recordable form, certified in writing by the Closing Agent as being a true and accurate copy of the original mortgage or deed of trust;

                           (c) original assignment of each such mortgage or deed of trust, in recordable form and executed by the applicable Company in blank, and with respect to a mortgage or deed of trust purchased by a Company, the original recorded intervening assignment or a copy thereof certified in writing by the applicable Company as being a true and accurate copy of the original intervening assignment delivered for recording; and

                           (d) with respect to each Mortgage Loan to be pledged by a Company hereunder which was purchased by such Company, such Company will deliver the documents required by this Section 4.03 at or prior to the time of making the Loan.

Upon receipt thereof, the Custodian shall review all documents and instruments to determine whether on their face only they are satisfactory pursuant to the terms of the Custodian Agreement. Not later than 1:30 p.m., New York City time, on the date of the proposed Loan, the Custodian shall deliver to the Administrative Agent and the Companies an Exception Report and a trust receipt with respect to the Required Documents for the Mortgage Loans to be pledged to the Administrative Agent.

                  Section 4.04. Disbursing Loans. Upon satisfaction of all conditions for the making of a Loan (other than a Wet Loan) under this Agreement to fund Mortgage Loans and subject to the limitations contained herein, on the date of the requested Loan, the Administrative Agent shall, subject to the next sentence, wire transfer to the applicable Funding Account the requested Loan amount which amount may be disbursed by the applicable Company directly to the applicable Closing Agent. Upon the Administrative Agent's wire transfer of the Loan proceeds into the applicable Funding Account, the applicable Loan shall be deemed made.

                  Section 4.05. Wet Mortgage Loan Closings. (1) The Companies may, subject to the Administrative Agent's approval, and in the Administrative Agent's sole discretion, deliver Wet Mortgage Loans to be pledged under this Agreement for inclusion in the Borrowing Base of the Companies calculated on a combined basis up to the Wet Mortgage Loan Sublimit without the prior delivery of all original Required Documents otherwise required by this Agreement. In connection with the pledge of any such Wet Mortgage Loans, the Administrative Company shall deliver to the Administrative Agent a Loan Request which specifies that the requested Loan shall fund a Wet Mortgage Loan. Upon receipt of the required Loan Request, the Administrative Agent shall include any such Wet Mortgage Loan in the Borrowing Base on the applicable settlement date of such Wet Mortgage Loan notwithstanding that such Wet Mortgage Loan may not yet have been closed and funded for purposes of permitting the requested Wet Loan to be made in respect thereof. If a Wet Mortgage Loan shall not be closed and funded on or before the second Business Day immediately following the specified settlement date, or shall be closed but subsequently rescinded pursuant to the Truth in Lending Act, the Administrative Company shall immediately notify the Administrative Agent and the Wet Closing Agent to such effect and such Wet Mortgage Loan shall cease to be included in the Borrowing Base.

                  (2) In connection with each Wet Closing, each Company agrees that it shall deliver all Required Documents relating to a Wet Mortgage Loan to the Custodian not later than fourteen (14) days after the date of the making of the Wet Loan in respect thereof (provided that on and after November 1, 1998 such fourteen (14) day period shall be reduced to ten (10) days.

In the event that the Administrative Agent shall not have received all such Required Documents complying in all respects with the requirements of this Agreement within such fourteen (14) day period or ten (10) day period, as applicable, such Wet Mortgage Loan shall cease to be included in the Borrowing Base. Promptly after the receipt of the Required Documents, the Custodian shall deliver an Exception Report and trust receipt with respect thereto.

                  (3) Upon satisfaction of all conditions for the making of a Wet Loan under this Agreement and subject to the limitations contained herein, Wet Loans shall be funded in the following manner as directed by the Administrative Company in each Loan Request:

                           (a) Wire Transfers:  On the date of the requested Wet
                  Loan, the Administrative Agent shall, subject to the next sentence, wire transfer to the applicable Funding Account the requested Loan amount which amount may be disbursed by the applicable Company directly to the applicable Wet Closing Agent. Upon the Administrative Agent's wire transfer of the Loan proceeds into such Funding Account, the applicable Wet Loan shall be deemed made, provided, however, that until the applicable Wet Mortgage Loan is closed and funded, the Lenders shall have a Lien on the Wet Loan proceeds as security for all Obligations owed to the Lenders and the Closing Agent shall hold such Wet Loan proceeds as agent for and on behalf of the Administrative Agent and the Lenders in accordance with the applicable Wet Closing Agent Agreement.

                           (b) Upon  closing  each Wet  Mortgage  Loan,  the Wet
                  Closing  Agent  shall,  unless  advised by the  Administrative
                  Agent to the contrary (which advice may be by telephone), deliver the applicable Required Documents to the appropriate Company for endorsement of the Note and transmittal to the Custodian within the fourteen (14) day period or ten (10) day period, as applicable, provided herein. While the Required Documents are in such Company's possession, they shall be held in trust for the benefit of the Administrative Agent and the Lenders and such Company shall have no authority to transfer same to any other Person other than the Custodian, or, if required by the Administrative Agent, at the Administrative Agent's direction.

                           (c) The  Administrative  Company will not request the
                  delivery of any wire transfer of Wet Loan proceeds to a Closing Agent who has been disapproved by the Administrative Agent. Each Company shall obtain at the Company's expense "stand behind," indemnity or similar agreement, or "insured closing letters," for all Closing Agents in form and substance acceptable to the Administrative Agent from title insurance companies acceptable to the Administrative Agent providing such assurance to the Administrative Agent that the funds delivered to a Closing Agent will be applied only for the purposes intended in accordance with this Agreement and providing such other assurances as the Administrative Agent shall reasonably require. The delivery by a Company of any such agreement or letter from an approved title insurance company shall not affect the rights that the Lenders or any other Person would otherwise have with respect to any Wet Closing Agent.

                  Section  4.06.  Temporary  Release  of  Collateral  Documents:
Delivery of Collateral Documents. (1) Return to the Companies. The Administrative Company may from time to time request in writing that the Custodian return Required Documents to a Company on a temporary basis for the purpose of correction or completion, in accordance with Section 5(a) of the Custodian Agreement. The Administrative Agent will not permit the Custodian to release to the Companies at any given time Required Documents related to Mortgage Loans included in the Borrowing Base of the Companies, calculated on a combined basis, with an aggregate Unit Collateral Value in excess of $2,000,000. If a Company fails to return any Required Documents within ten days of the delivery thereof to such Company, or if such Required Documents are not corrected or completed so as to comply with the terms of this Agreement within such ten day period, the Mortgage Loan to which such Required Documents relate shall not be included in the Borrowing Base until the date, if any, on which such Mortgage Loan is so returned and such Required Documents are so corrected or completed.

                  (2) Delivery to any Investor or in connection with a Mortgage-Backed Security. Provided that there is no Potential Default or Event of Default hereunder, the Administrative Company may from time to time make requests by written notice to the Custodian to deliver Required Documents relating to a Mortgage Loan to an Approved Investor (or the custodian designated by and acting as the bailee of such Approved Investor) for review prior to purchase, or to a custodian or trustee in connection with the formation of a mortgage pool supporting a Mortgage-Backed Security, in each case in accordance with Section 5(b) of the Custodian Agreement. If any such investor or custodian or trustee in connection with such mortgage pool formation fails to return any Required Documents to the Custodian within twenty-one days of the delivery thereof or on such earlier date requested by the Administrative Agent, the Mortgage Loan to which such Required Documents relate shall not be included in the Borrowing Base until the date, if any, on which such Required Documents are returned.

                  Section 4.07. Deemed Representation. Each request for a Loan and acceptance by a Company of any Loan proceeds shall constitute a representation and warranty that the statements contained in Section 4.02 are true and correct both on the date of such notice and as of the date of the providing of such Loan.


                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

                  Each  of  the  Companies   represents   and  warrants  to  the
Administrative Agent and each Lender that:

                  Section 5.01. Financial Condition. The consolidated and consolidating financial statements of EGI and the consolidated and consolidating financial statements of each of the Companies, dated the Statement Date and the Interim Date, copies of which have been furnished to the Administrative Agent, are complete and correct and have been prepared to present fairly, in accordance with GAAP, the financial condition of EGI and its Subsidiaries (including, without limitation, the Companies) and of each of the Companies and its Subsidiaries at such dates and the results of the operations and changes in financial position of EGI and its Subsidiaries (including, without limitation, the Companies) and of each of the Companies and its Subsidiaries for the fiscal periods then ended.

                  Section 5.02. No Change. There has been no material adverse change in the business, operations, assets or financial or other condition of the Companies taken as a whole, or any of them, the Guarantor or any of their Subsidiaries from that shown on the consolidated financial statements dated as of the Interim Date referred to in Section 5.01 above.

                  Section 5.03. Corporate Existence; Compliance with Law. Each of the Companies: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of South Carolina, and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on such Company or its property or business or on the ability of such Company to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of such Company or the Companies taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

                  Section 5.04. Corporate Power; Authorization; Enforceable Obligations. Each of the Companies has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of each of the Companies and constitute legal, valid and binding obligations of each of the Companies enforceable against each of the Companies in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  Section 5.05. No Legal Bar. The execution, delivery and performance of the Credit Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Company the violation of which could have a material adverse effect on the business, operations, assets or financial or other condition of such Company or the Companies taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base or create or result in the creation of any Lien (except the Lien created by the Security Agreement or the Pledge Agreements) on any assets of any Company.

                  Section 5.06. No Material Litigation. Except as disclosed on Exhibit M hereto, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of any Company, threatened by or against any Company or against any of its properties or revenues which is reasonably likely to have a material adverse effect on the business, operations, property or financial or other condition of such Company or the Companies taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

                  Section 5.07. Taxes. All tax returns that are required to be filed by or on behalf of such Company have been filed and all taxes shown to be due and payable on said returns or on any assessments made against such Company or any of its property (other than taxes which are being contested in good faith by appropriate proceedings and as to which such Company has established adequate reserves in conformity with GAAP) have been paid and taxes which unknown to such Company were not paid.

                  Section 5.08. Investment Company Act. None of the Companies is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  Section 5.09. Federal Reserve Board Regulations. None of the Companies is engaged, and neither of the Companies will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

                  Section 5.10. ERISA. Each of the Companies and each of its ERISA Affiliates are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by any Company or any of its ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                  Section 5.11. Assets. Each of the Companies has good and marketable title to all property and assets owned by such Company and reflected in the financial statements referred to in Paragraph 5.01 above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the respective dates thereof. None of the Companies has any outstanding Liens on any of its properties or assets and there are no security agreements to which any Company is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property except as permitted under Section 7.01 below.

                  Section 5.12. Securities Acts. None of the Companies has issued any unregistered securities in violation of the registration requirements of the Securities Act of 1933, as amended, or any other law, and none of the Companies is violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of

1934, as amended. None of the Companies is required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Note.

                  Section 5.13. Consents, etc. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of any Company in connection with the execution and delivery of the Credit Documents (other than filings to perfect the security interests granted by it) or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

                  Section 5.14. Ownership;  Subsidiaries. As of the date hereof,
(A) one hundred percent (100%) of the outstanding capital stock of HomeGold and CII is owned by EGI, and at least eighty percent (80%) of the outstanding capital stock of Sterling is owned by EGI, (B) one hundred percent (100%) of the outstanding capital stock of EMC-TN and EMHC II is owned by HomeGold, and (C) one hundred percent (100%) of the outstanding capital stock of Emergent Residual Holdings, Corp., a Delaware corporation, is owned by EMHC II. The Subsidiaries of each Company are listed on Schedule V hereto. Neither Company is a partner in any partnership, limited liability company or joint venture.

                  Section 5.15. Joint Benefit. Each of the Companies represents and warrants to the Administrative Agent and the Lenders that the Companies engage in complementary lines of business, and therefore each Loan made hereunder to any of the Companies benefits all of the Companies and each Loan made hereunder to all of the Companies benefits each of the Companies.

                  Section 5.16. Licenses. The Administrative Agent and Lenders will not be required solely as a result of making the Loans pursuant to this Agreement and taking a pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently is not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

                  Section 5.17. Chief Executive Office. The chief executive office of each Company on the Closing Date is located at 15 South Main Street, Suite 750, Greenville, South Carolina 29601. The location where each Company keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

                  Section 5.18. Material Contracts. Set forth in Schedule VI hereto is a complete and accurate list as of the Closing Date of all Material Contracts of each Company, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against the applicable Company and, to the best of such Company's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified in any material respect, and (iii) there exists no default under any Material Contract by such Company or, to the knowledge of such Company, any other party thereto which has not been cured or waived.

                  Section 5.19. Permitted Warehouse Indebtedness. All Loans the proceeds of which are used for the purposes described in clause 1 of Section
2.08 of this Agreement
constitute Permitted Warehouse Indebtedness (as defined in the EGI Note Indenture). As of the Closing Date, neither the Companies, EGI nor any Subsidiary of such Persons have indebtedness permitted under paragraph (i) of the definition of "Permitted Indebtedness" set forth in the EGI Note Indenture other than the Obligations under this Agreement or any guarantees by EGI of the obligations of its subsidiaries in the Small Business Loan Division.

                  Section 5.20. Full Disclosure. The representations or warranties made by the Companies under this Agreement and the other Credit Documents, taken as a whole, are not false or misleading in any material respect and the Credit Documents, the schedules and exhibits thereto and the certificates, reports, statements and other documents or information furnished to the Administrative Agent or the Lenders in connection herewith or therewith or with the consummation of the transactions contemplated hereby and thereby, taken as a whole, do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. To the extent the Companies furnish any projections of the financial position and results of operations of the Companies for, or as at the end of, certain future periods, such projections were believed at the time furnished to be reasonable, have been or will have been prepared on a reasonable basis and in good faith by the Companies, and have been or will be based on assumptions believed by the Companies to be reasonable at the time made and upon the best information then reasonably available to the Companies. There is no fact materially adversely affecting the condition or operations, financial or otherwise, or the business of a Company which has not been set forth in a footnote included in the financial statements referred to in Sections 4.01(5) and 5.01 hereof or a Schedule hereto.

                  Section   5.21.   Solvency.   After   giving   effect  to  the
transactions contemplated by this Agreement and the Credit Documents and each Loan, each Company is, and the Companies taken as a whole are, Solvent.

                  Section 5.22. Operation of Business; Prior or Existing Restrictions, Etc. The Companies possess all material licenses, qualifications (including licenses and qualifications required in each state where each property securing each Mortgage Loan acquired or originated by the Companies is located), Governmental Authority approvals, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct the Companies' business substantially as now conducted and as presently proposed to be conducted and the Companies are not in violation of any valid rights of others with respect to any of the foregoing. The Companies have disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which it has knowledge, by any Governmental Authority with respect to either the lending or related financial operations of the Companies. The Companies are not operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any Governmental Authority, and the Companies are in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable Governmental Authority.

                                   ARTICLE VI.

                              AFFIRMATIVE COVENANTS

                  Each of the Companies hereby covenants and agrees with the Administrative Agent and each Lender that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Companies shall:

                  Section 6.01. Financial Statements. Furnish or cause to be furnished to the Lenders:

                                    (1) Within  ninety  (90) days after the last
                  day of each fiscal year of the Guarantor and the Companies, consolidated and consolidating statements of income (and, in the case of the consolidated statement, cash flows) for each Company and the Guarantor for such year and consolidated and consolidating balance sheets for each Company and the Guarantor as of the end of such year (with the foregoing consolidating statements to separately display the income and balance sheet for each Company and the Guarantor and its consolidated Subsidiaries in a format reasonably acceptable to the Administrative Agent), presented fairly in all material respects in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants of nationally recognized standing and including therewith a copy of any management letter from such certified public accountants;

                                    (2) Each  quarter  (other  than  the  fourth
                  quarter), as soon as available and in any event not later than forty-five (45) days after the end of the reporting quarter,
                  (i) unaudited consolidated and consolidating statements of income (and, in the case of the consolidated statement, cash flows) for each Company and the Guarantor for such quarter, and unaudited consolidated and consolidating balance sheets for each Company and the Guarantor as of the end of such quarter (with the foregoing consolidating statements to separately display the income and balance sheet for each Company and the Guarantor and its consolidated Subsidiaries in a format reasonably acceptable to the Administrative Agent), and (ii) a certificate of a Designated Financial Officer of the Administrative Company and the Guarantor stating that such financial statements are presented fairly in all material respects and in accordance with GAAP, subject to year-end audit adjustments, and further certifying that neither any of the Companies nor the Guarantor nor any Affiliate thereof is in default under the terms and conditions of this Agreement or of any other agreement evidencing or securing any Indebtedness of such entity;

                                    (3) Within  thirty  (30) days after the last
                  day of each month, (i) unaudited consolidated and consolidating statements of income (and, in the case of the consolidated statement, cash flows) for each Company and the Guarantor for such month, and unaudited consolidated and consolidating balance sheets for each Company and the Guarantor as of the end of such month (with the foregoing consolidating statements to separately display the income and balance sheet for each Company and the Guarantor and its consolidated Subsidiaries in a format reasonably acceptable to the Administrative Agent), and (ii) a certificate of a Designated Financial Officer of the Administrative Company and the Guarantor stating that such financial statements are presented fairly in all material respects and in accordance with GAAP, subject to year-end audit adjustments, and further certifying that neither any of the Companies nor the Guarantor nor any Affiliate thereof is in default under the terms and conditions of this Agreement or of any other agreement evidencing or securing any Indebtedness of such entity.

                  Section 6.02.     Certificates; Reports; Other Information.

                                    (1)   Promptly   furnish   or  cause  to  be
                  furnished to the Administrative Agent and each Lender such additional financial and other information regarding the Collateral, as any Lender or the Administrative Agent may from time to time reasonably request.

                                    (2) (i) Furnish or cause to be  furnished to
                  the Administrative Agent, no less frequently than monthly, within ten (10) days after the last day of each calendar month unless otherwise requested in writing by the Administrative Agent and more frequently at the request of the Administrative Agent, a report for such month showing, for all Eligible Mortgage Loans included in the Borrowing Base during such month, (A) the current unpaid principal balance of such Eligible Mortgage Loans, and (B) the payment status of such
                  Eligible Mortgage Loans, including information regarding delinquencies of such Eligible Mortgage Loans as of the end of such month, and (ii) deliver such other monthly reports as the Administrative Agent may from to time reasonably request.

                                    (3) As soon  as  possible  and in any  event
                  within thirty (30) days after any Reportable Event has occurred with respect to any Plan or the PBGC or any Company has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, such Company will deliver to the Administrative Agent a certificate of the chief financial officer of such Company setting forth details as to such Reportable Event or Plan termination and the action such Company proposes to take with respect thereto.

                                    (4) Promptly after the  furnishing  thereof,
                  copies of any statement or report furnished to any other creditor of any Company or the Guarantor pursuant to the terms of any indenture, loan or credit or similar agreement.

                                    (5)  Promptly  after the  sending  or filing
                  thereof, copies of all financial statements and reports which any Company and/or the Guarantor send to, or receive from, the
                  (i) Securities and Exchange Commission or (ii) any other Governmental Authority in connection with any investigation of any Company and/or the Guarantor which, if adversely determined, could have a material adverse effect on the business, operations, assets or financial or other condition of such Company or the Guarantor or the Companies taken as a whole and, upon the request of the Administrative Agent, copies of all consultants' reports, investment bankers' reports, business plans and similar documents.

                  Section 6.03. Payment of Indebtedness. Pay or otherwise satisfy at or before maturity or before it becomes delinquent or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith by appropriate proceedings which stay the imposition of any Lien and for which provision is made to the satisfaction of the Lenders and the Administrative Agent for the payment thereof in the event any Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by such Company.

                  Section  6.04.   Maintenance  of  Existence  and   Properties.
Maintain its corporate existence and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, including but not limited to all approvals with respect to the Securities and Exchange Commission or the Securities Commission of the State of South Carolina, and comply with all Contractual Obligations and Requirements of Law (including, without limitation, any Requirements of Law under or in connection with ERISA, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and any regulations promulgated thereunder), except where the failure to so comply is not likely to have a material adverse effect on the business, operations, assets or financial or other condition of such Company or the Companies taken as a whole or on the Collateral or the Collateral Value of the Borrowing Base.

                  Section  6.05.  Inspection  of  Property,  Books and  Records;
Audits.

                                    (1) Keep proper  books of record and account
                  in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                                    (2) Permit: (i) representatives or agents of
                  any Lender or the Administrative Agent to (A) visit and inspect any of its properties and examine and make abstracts from any of its books and records (including without limitation books and records relating to the Collateral) at any reasonable time and as often as may reasonably be desired by such Lender or the Administrative Agent (but, prior to the occurrence of an Event of Default, only upon prior notice), and (B) discuss the business, operations, properties and financial and other condition of the Companies or any of them with officers and employees of any Company, and with its independent certified public accountants, and (ii) representatives of the Administrative Agent or any Lender to conduct periodic operational audits of the business and operations of any Company, in the case of the Administrative Agent, at such Company's expense; provided, that the results of any such visit, inspection, examination, discussion or audit, to the extent such results are proprietary and non-public, shall be maintained by the Lenders and or the Administrative Agent in confidentiality except as required by law or regulation or by any governmental agency or regulatory body having authority over any Lender or the Administrative Agent, or to the extent such information may be communicated to any potential Lender, assignee or participant hereunder or to the legal counsel or auditors of any Lender or Administrative Agent.

                  Section 6.06. Notices. Promptly give written notice to the Administrative Agent (which shall promptly transmit a copy of such notice to each of the Lenders) of:

                                    (1) The occurrence of any Potential  Default
                  or Event of Default known to responsible management personnel of any Company and the proposed method of cure thereof;

                                    (2) Any  litigation or proceeding  affecting
                  any Company, the Companies taken as a whole, the Guarantor or the Collateral which could have a material adverse effect on the Collateral, the Collateral Value of the Borrowing Base or the business, operations, property, or financial or other condition of any Company, the Companies taken as a whole or the Guarantor;

                                    (3)  A  material  adverse  change  known  to
                  responsible management personnel of any Company or the Guarantor in the business, operations, property or financial or other condition of any Company or the Companies taken as a whole;

                                    (4)  Any  changes  in the  following  senior
                  management   positions  of  any  Company  or  the   Guarantor:
                  President, Chief Executive Officer, Chief Operating Officer or Chief Financial Officer;

                                    (5) Any default by any  Company,  EGI or any
                  of any Company's Affiliates under the terms and conditions of any agreement evidencing or securing any Indebtedness of such entity;

                                    (6) Any casualty, damage or loss, whether or
                  not giving rise to a claim under any insurance policy of any Company or the Guarantor, in an amount greater than $5,000,000, together with copies of any document relating thereto (including copies of any such claim) in possession or control of such Company or the Guarantor or any agent of such Company or the Guarantor;

                                    (7) Any change in the chief executive office
                  or  principal   place  of  business  of  any  Company  or  the
                  Guarantor; and

                                    (8) The  assertion  of any Lien  against the
                  Collateral not permitted by the terms of this Agreement or the occurrence of any event that could have a material adverse effect on the value or marketability of the Collateral or the validity, enforceability or priority of the Liens created under this Agreement, such notice to be provided as soon as possible and in any event within three Business Days after such assertion.

                  Section 6.07. Credit Documents. Comply with and observe all terms and conditions of the Credit Documents.

                  Section 6.08. Insurance. Obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage in form and substance acceptable to the Administrative Agent and naming the Administrative Agent as loss payee thereunder, and will maintain an insurance policy containing fidelity coverage naming the Administrative Agent as additional insured thereunder, and furnish the Administrative Agent on request full information as to all such insurance, and to provide within five (5) days after receipt, certificates or other documents evidencing the renewal of each such policy.

                  Section 6.09. Borrowing Base Certificate. By 12:00 noon on each Business Day, a Borrowing Base Certificate, current as of the prior Business Day, signed by the Designated Financial Officer of each Company (or such other person as such officer may designate in writing to the Administrative Agent).

                  Section 6.10. Underwriting Standards. Originate and acquire Mortgage Loans in accordance with the Companies' current underwriting standards in the form attached hereto as Exhibit G and incorporated herein by this reference.

                  Section 6.11. Borrowing Base. Maintain (i) all Loans of a Company in compliance with the then current Borrowing Base of such Company, calculated on an individual basis and (ii) all Loans in compliance with the then current Borrowing Base of the Companies, calculated on a combined basis.

                  Section 6.12. Compliance With Custodian Agreement. With respect to each Mortgage Loan pledged to the Administrative Agent, the Companies shall comply with all of its obligations, including its document delivery requirements set forth in the Custodian Agreement.

                  Section 6.13. Wet Closing Agents. Cause each Wet Closing Agent to execute a Wet Closing Agent Agreement in which such Wet Closing Agent acknowledges and agrees to act as the agent for the Administrative Agent and the Lenders pursuant to Section 4.05 hereof in connection with the funding of each Wet Mortgage Loan.

                  Section 6.14. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (A) the Companies' and the Guarantor's computer systems and (B) equipment containing embedded microchips (including systems and equipment supplied by others or with which Companies' and the Guarantor's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999. The cost to the Companies and the Guarantor of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Companies and the Guarantor (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default or have a material adverse effect on the business, operations, property or financial or other condition of the Companies and the Guarantor. Except for such of the reprogramming referred to in the preceding sentences of this Section 6.14 as may be necessary, the computer and management information systems of the Companies and the Guarantor are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Companies and the Guarantor to conduct their business without a material adverse effect on the business, operations, property or financial or other condition of the Companies and the Guarantor.

                  Section 6.15. Pledge of Mortgage Loans. Within two Business Days after the origination or purchase of a Mortgage Loan by any Company, pledge to the Administrative Agent and the Lenders in accordance with the terms and provisions of this Agreement and the Custodian Agreement all such Mortgage Loans; provided, that Wet Mortgage Loans shall be pledged to the Agent and the Lenders in accordance with the terms and provisions of Section 4.05 hereof and the Custodian Agreement.

                  Section 6.16. Adequate Capital. At all times during this Agreement, each Company shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy (i) the financial responsibility requirements of any applicable federal or state regulations relating to its mortgage lending business and (ii) its obligations as they become due in the normal course of business.

                  Section 6.17. Additional Required Documents. Promptly deliver to the Administrative Agent any Additional Required Documents requested by the Administrative Agent for any Mortgage Loan included in the Borrowing Base at the time of such request.


                                  ARTICLE VII.

                               NEGATIVE COVENANTS

                  Each of the Companies hereby agrees that, as long as any Obligations remain unpaid or any Lender has any obligation to make Loans hereunder, the Companies shall not at any time, directly or indirectly:

                  Section 7.01. Liens. Create, incur, assume or suffer to exist, any Lien upon the Collateral except as contemplated by the Security Agreement, or create, incur, assume or suffer to exist any Lien upon any of the other property and assets (including servicing rights) of any Company except:

                                    (1) Liens for current taxes,  assessments or
                  other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the applicable Company shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP;

                                    (2)  Liens,  deposits  or  pledges  made  to
                  secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Companies' business;

                                    (3) Purchase  money  security  interests for
                  property   (except   Mortgage   Loans)   hereafter   acquired,
                  conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired;

                                    (4) Liens in connection with  securitization
                  of Mortgage Loans (other than Liens on Mortgage Loans which are included in the Borrowing Base), of a nature customary and usual for such Liens and such securitizations; and

                                    (5)  Liens  in  connection   with  Permitted
                  Secured Debt.

                  Section 7.02. Indebtedness. Create, incur, assume or suffer to exist, or otherwise become or be liable in respect of any Indebtedness except:

                                    (1)     The Obligations;

                                    (2)     The CII Subordinated Debt;

                                    (3)     Permitted Secured Debt;

                                    (4)     Permitted Other Debt; and

                                    (5) Inter-company  Indebtedness permitted by
                  Section 7.07(C) owing to any Company by any other Company, provided that (i) the repayment of such Indebtedness shall be subordinated to the payment of the Obligations, pursuant to the terms of and evidenced by one or more promissory notes, substantially in the form of Exhibit O hereto and (ii) such notes shall be pledged to the Administrative Agent for the benefit of the Lenders.

                  Section 7.03. Consolidation and Merger; Change of Business. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination or make any change in the nature of its business as a mortgage banker as currently conducted, or conduct any business other than a mortgage banking business; provided, however, that the foregoing restrictions will not be construed to prohibit (i) any Company from entering into customary correspondent contracts and (ii) the liquidation, dissolution, consolidation or merger of Sterling into any other Person.

                  Section 7.04. Acquisitions. Without the prior consent of the Majority Lenders, purchase or acquire or incur liability for the purchase or acquisition of any or all of the assets or business of any Person, other than in the normal course of business as currently conducted.

                  Section 7.05. Transfer of Stock. Permit the acquisition, purchase, redemption, retirement, transfer or issuance of any shares of its capital stock now or hereafter outstanding or suffer to exist any event which would result in EGI owning less than one hundred percent (100%) of the outstanding capital stock of HomeGold or CII.

                  Section 7.06. Subsidiaries. Without the prior consent of the Majority Lenders, organize any Subsidiary other than Emergent Insurance Agency, Inc., Emergent Mortgage Holdings Corporation, EMHC II, Emergent Residual Holding Corporation, EMC-TN, State Mortgage Originators or SPEs; provided, however, that CII, EMC-TN and Emergent Mortgage Holdings Corporation shall not be permitted to organize any Subsidiary.

                  Section  7.07.  Investments;  Advances;  Guaranties.  Make  or
commit to make any advance, loan or extension of credit (other than Mortgage Loans made in the ordinary course of the Companies' business) or capital contribution to, or purchase any stocks, bonds, notes, debentures or other securities of, or make any other investment in, or guaranty the indebtedness or other obligations of, any Person other than another Company; provided, however, that (A) the Companies shall be permitted to make repayments to CII of CII
Subordinated Debt, subject, however, to the terms of the Subordination Agreement; and (B) each of the Companies shall be permitted to (i) guaranty the indebtedness of EGI in conjunction with the private offering of the EGI Notes issued under the EGI Note Indenture, which Notes and guaranty may be reissued in substantially identical form in connection with an exchange offer to be registered with the Securities and Exchange Commission; (ii) make investments in "strategic alliance mortgage bankers" of HomeGold, provided that at no time may HomeGold (x) own more than fifteen percent (15%) of the outstanding capital stock of any such "strategic alliance mortgage banker" or (y) invest more than $1,000,000 in the aggregate in all "strategic alliance mortgage bankers"; (iii) make advances to EGI in repayment for allowances made to each of the Companies by EGI and in the form of reasonable corporate cost allocations; (iv) make investments in any State Mortgage Originator in order to capitalize such State Mortgage Originator as permitted in the definition of such term; and (v) make investments in Emergent Insurance Agency, Inc. not to exceed at any time an aggregate amount outstanding of $100,000; and (C) each Company shall be permitted to make loans or advances to any other Company, provided that (i) the repayment of all such loans and advances is subordinated to the payment of the Obligations pursuant to the terms of and evidenced by one or more promissory notes substantially in the form of Exhibit O hereto, and (ii) such notes shall be pledged to the Administrative Agent for the benefit of the Lenders; provided further, that, in the absence of an Event of Default, the limitations contained in this Section 7.07 shall not apply to CII to the extent such limitations are not permitted by the terms of the EGI Note Indenture.

                  Section 7.08. Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of the assets of any Company or its Subsidiaries (other than obsolete or worn out property and other than the sale, transfer or other disposition of the assets or capital stock of Sterling at fair market value), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted or as provided in Section 2.06(d) and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business); provided, however, that, in the absence of an Event of Default, the limitations contained in this Section 7.08 shall not apply to CII to the extent such limitations are not permitted by the terms of the EGI
Note Indenture.

                  Section 7.09. Dividends. Without the prior consent of the Majority Lenders, during any fiscal year, declare and pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any option or warrants issued by it for or with respect to its capital stock), or set aside any funds for any of the foregoing purposes, in excess of fifty percent (50%) of the cumulative Net Income of any Company and its consolidated Subsidiaries as determined for the most recent four
(4) consecutive completed fiscal quarters of the Companies, on a cumulative rolling basis; provided, however, that no Company shall make any dividend or distribution under this Section 7.09 if, at the time of or after giving effect to such dividend or distribution, an Event of Default shall have occurred and be continuing; provided, further, that in the absence of an Event of Default, the limitations contained in this Section 7.09 shall not apply to CII to the extent such limitations are not permitted by the terms of the EGI Note Indenture.

                  Section 7.10. Underwriting Standards. Without the prior consent of the Majority Lenders, alter its current Mortgage Loan origination and underwriting standards in any material manner from those disclosed to the Lenders and attached hereto as Exhibit G.

                  Section 7.11. Margin Regulations. Use any part of the proceeds of Loans (i) for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or (ii) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

                  Section 7.12. Year 2000 Compatibility. Each of the Companies and the Guarantor shall take all action necessary to assure that the Companies' and the Guarantor's computer-based systems are to operate and effectively process data including data fields requiring references to dates on and after January 1, 2000. At the request of the Administrative Agent, the Companies and the Guarantor shall provide to the Administrative Agent written assurances and other evidence acceptable to the Administrative Agent and the Lenders of the Companies' and the Guarantor's compliance with this Section 7.12.

                  Section 7.13. Financial Hedge Instruments. Engage in or enter into any derivatives or hedging transactions of any kind other than transactions regarding the hedging of interest rate or exposure, provided that such transactions are not entered into for speculative purposes.

                  Section 7.14. Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate (other than the other Company, the Guarantor any Subsidiary of a Company or, in the case of CII, any "Restricted Subsidiary" as defined in the EGI Note Indenture), except in the ordinary course of and pursuant to the reasonable requirements of each Company's business and upon fair and reasonable terms no less favorable to a Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  Section  7.15.   Subwarehousing.   Purchase  any  Subwarehouse
Mortgage Loan or engage in any other Subwarehousing activity.

                  Section 7.16.  Bulk Purchases of Mortgage  Loans.  Make a Bulk
Purchase  of  Mortgage   Loans  without  the  prior   written   consent  of  the
Administrative Agent.

                  Section 7.17. Availability. Fail to maintain at all times Availability of at least $10,000,000.

                  Section 7.18. CII Investor Obligations. Permit the aggregate outstanding principal amount of the CII Investor Obligations to be less than (i) $125,000,000 from the Closing Date through and including December 30, 1998, (ii) $115,000,000 from December 31, 1998 through and including December 30, 1999, and
(iii) $105,000,000 thereafter, provided that, if EGI receives cash net proceeds of $50,000,000 or more from the sale or other disposition of the capital stock or assets of its Small Business Loan Division, the amounts set forth in clauses
(i) through (iii) above shall be reduced on a dollar-for-dollar basis by the amount of such cash net proceeds paid or otherwise distributed to or for the benefit of CII and used to repay the principal amount of the CII Investor Obligations.


                                  ARTICLE VIII.

                                EVENTS OF DEFAULT

                  Section 8.01. Events of Default. Upon the occurrence of any of the following events (an "Event of Default"):

                           (A) The Companies  shall fail to pay (i) principal or
interest on any loan when due, or any amount payable pursuant to Section 2.06 above when due, or (ii) any fee payable pursuant to Sections 2.07(e) and (f) above within three (3) Business Days after the due date for such fee; or

                           (B) Any  representation  or  warranty  made or deemed
made by any Company or the Guarantor in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any material respect on or as of the date made or deemed made; or

                           (C)  Any  Loan  Party  shall  fail  to  maintain  its
corporate existence or shall default in the observance or performance of any covenant or agreement contained in

Sections 6.03, 6.04,  6.05(2),  6.08, 6.09, 6.10, 6.11, 6.13, 6.15 or 6.16 or in
Article VII above or in any Security Agreement or Pledge Agreement; or

                           (D) Any Loan Party shall  default in the  performance
or observance of (i) the covenant contained in Section 6.01 and such default shall continue unremedied for a period of 10 days, (ii) the covenants contained in subparagraphs (1), (2), (3), (5), (6), and (8) of Section 6.06 and such default shall continue unremedied for a period of 3 Business Days, (iii) the covenant contained in Section 6.12 of this Agreement and such default shall continue unremedied for 1 Business Day, or (iv) any other covenants contained in this Agreement or any other Credit Document not described in paragraph (C) above or clause (i) of this paragraph (D) and such default shall continue unremedied for a period of 20 days; or

                           (E) Any Loan Party  shall  default in any  payment of
principal of or interest or premium on any Indebtedness or in any payment of principal or of interest or premium with respect to Indebtedness owed by such Loan Party, or any other event shall occur, the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

                           (F) (1) Any  Loan  Party  shall  commence  any  case,
proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to such Loan Party, or seeking to adjudicate such Loan Party a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to such Loan Party or any of its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for such Loan Party or for all or any substantial part of the assets of such Loan Party or such Loan Party shall make a general assignment for the benefit of its or their creditors; or (2) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or
(ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against any Loan Party case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of any of them which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) any Loan Party shall take any action in furtherance of, or indicating its or their consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1), (2) or (3) above; or (5) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its or their inability to pay its or their debts as they become due; or

                           (G) (1) Any Loan Party or any of its ERISA Affiliates
shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable

Event or institution of proceedings is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by any Loan Party or any of its ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject any Loan Party or any of its respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Loan Party or any of its ERISA Affiliates; or

                           (H) One or more judgments, orders or decrees shall be
entered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order or decree or (ii) all such judgments, orders and decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof; or

                           (I) The  Guarantor  shall  fail to observe or perform
any term or provision of the Parent Guaranty or any covenant contained in the Parent Guaranty is materially breached or the Guarantor shall attempt to rescind or revoke the Parent Guaranty, with respect to future transactions or otherwise; or

                           (J) Any Credit Document shall at any time and for any
reason cease to create a valid and perfected first priority Lien in the Collateral (other than Collateral released pursuant to the terms of this Agreement and the other Credit Documents and except as otherwise provided in this Agreement and the other Credit Documents) or the validity or enforceability of this Agreement or any Credit Document shall be contested by any Loan Party, or any Loan Party shall deny it has any further liability or obligation under this Agreement or any Credit Document to which it is a party; or

                           (K)  The  Custodian  Agreement  or any  other  Credit
Document shall for whatever reason be terminated or cease to be in full force and effect other than with the consent of the Administrative Agent, or the enforceability thereof shall be contested by a Company; or

                           (L) A default or event of default  shall  occur under
any credit or financing agreement or indenture to which EGI, any Company or any other Subsidiary of EGI is a party (including without limitation the CII Investor Obligations and the EGI Notes) and any applicable cure period provided for in such credit or financing agreement shall have lapsed, (provided, however, that notwithstanding the foregoing, the occurrence of a payment default under any such credit or financing agreement shall constitute an automatic and immediate Event of Default hereunder).

                  Section 8.02. Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may and, at the request of the Majority Lenders, shall by notice to the Companies, (1) declare the Total Commitment to be terminated, whereupon the same shall forthwith terminate; (2) declare the Notes, all interest thereon, and all other amounts payable under this Agreement, and any other Credit Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement, and under any other Credit Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Companies; and/or (3) exercise any remedies provided in any of the Credit Documents at law or otherwise, with respect to the Collateral and the Loans; provided, however, that upon the occurrence of any Event of Default referred to in Section 8.01(F), the Total Commitment shall automatically terminate and the Notes and any other amounts payable under this Agreement or any of the other Credit Documents, and all interest on any of the foregoing shall be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party.

                  Section 8.03. The Administrative Agent May Perform. If the Companies fail to perform any agreement contained in this Agreement, the Administrative Agent may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Companies under
Section 10.06.

                  Section 8.04. The Administrative Agent's Duties. The powers conferred on the Administrative Agent under this Agreement are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers.
Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


                                   ARTICLE IX.

                              ADMINISTRATIVE AGENT

                  Section 9.01. Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Administrative Agent (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Administrative Agent, and, subject to Section 2.03 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Administrative Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Administrative Agent shall not have any liability to the Lenders for the Administrative Agent's inadvertent failure to distribute any such notice or agreements to the Lenders, and (iii) subject to Section 9.03 of this Agreement, to take such action as Administrative Agent deems appropriate on its behalf to administer the Loans, and the Credit Documents and to exercise such other powers delegated to the Administrative Agent by the terms hereof or the Credit Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Credit Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions of the Majority Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, the Administrative Agent shall not be required to take any action which, in the reasonable opinion of the Administrative Agent, exposes the Administrative Agent to liability or which is contrary to this Agreement or any Credit Document or applicable law.

                  Section 9.02. Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Credit Documents. The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason of this Agreement or any Credit Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Credit Documents, express or implied, is intended to or shall be construed to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the Credit Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Companies in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Companies and the value of the Collateral, and the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Administrative Agent shall provide to such Lender any documents or reports delivered to the Administrative Agent by the Companies pursuant to the terms of this Agreement or any Credit Document. If the Administrative Agent seeks the consent or approval of the Majority Lenders to the taking or refraining from taking any action hereunder, the Administrative Agent shall send notice thereof to each Lender. The Administrative Agent shall promptly notify each Lender any time that the Majority Lenders have instructed the Administrative Agent to act or refrain from acting pursuant hereto.

                  Section 9.03. Rights, Exculpation, Etc. The Administrative Agent and its directors, officers, Administrative Agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Credit Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Administrative Agent (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof, pursuant to

Section  10.13  hereof,  signed by such  payee and in form  satisfactory  to the
Administrative Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Administrative Agent or counsel to the Companies), independent public accountants, the Custodian, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, the Custodian or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Credit Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Credit Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent's Lien thereon, or the Borrowing Base or any certificate prepared by the Companies or the Custodian in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral or the failure of the Custodian to perform its obligations under the Custodian Agreement. The Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.07(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Administrative Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Credit Documents the Administrative Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Credit Documents until it shall have received such instructions from the Majority Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Credit Documents in accordance with the instructions of the Majority Lenders.

                  Section 9.04. Reliance. The Administrative Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Credit Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                  Section 9.05. Indemnification. To the extent that the Administrative Agent is not reimbursed and indemnified by the Companies, the Lenders will reimburse and indemnify the Administrative Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any of the Credit Documents or any action taken or omitted by the Administrative Agent under this Agreement or any of the Credit Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 9.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Administrative Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 9.05 shall survive the payment in full of the Loans and the termination of this Agreement.

                  Section 9.06. CIT Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Note issued to or held by it, CIT shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Majority Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CIT in its individual capacity as a Lender or one of the Majority Lenders. CIT and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Companies or any of their Subsidiaries as if it were not acting as Administrative Agent pursuant hereto without any duty to account to the Lenders.

                  Section 9.07.     Successor Administrative Agent.

                           (a) The  Administrative  Agent  may  resign  from the
performance of all its functions and duties hereunder and under the other Credit Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Companies and each Lender. Such resignation shall take effect upon the acceptance by a successor Administrative Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                           (b) Upon any such notice of resignation, the Majority
Lenders shall appoint a successor Administrative Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Companies. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Credit Documents.

                           (c) If a  successor  Administrative  Agent  shall not
have been so appointed within said thirty (30) Business Day period, the retiring Administrative Agent, with the consent of the Companies if an Event of Default is not continuing, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent until such time, if any, as the Majority Lenders, with the consent of the Companies, if an Event of Default is not continuing, appoint a successor Administrative Agent as provided above.

                  Section 9.08.     Collateral Matters.

                           (a) The  Administrative  Agent may from time to time,
during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Companies of the Loans and other Obligations or to pay any other amount chargeable to the Companies pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 10.06. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Administrative Agent shall notify each Lender and the Companies in writing of each such Administrative Agent Advance, which notice shall include a description of the purpose of such Administrative Agent Advance. Without limitation to its obligations pursuant to
Section 9.05, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Administrative Agent Advance. If such funds are not made available to the Administrative Agent by such Lender the Administrative Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Fed Funds Rate for three Business Days and thereafter at the Prime Rate.

                           (b) The  Lenders  hereby  irrevocably  authorize  the
Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans, and all other Obligations which have matured and which the Administrative Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of the Companies' business and in compliance with the terms of this Agreement and the other Credit Documents; or constituting property in which the Companies owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this
Section 9.08(b).

                           (c) Without in any manner limiting the Administrative
Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 9.08(b)), each Lender agrees to confirm in writing, upon request by the Administrative Agent, the authority to release Collateral conferred upon the Administrative

Agent under Section 9.08(b). Upon receipt by the Administrative Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by the Companies, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of the Companies in respect of) all interests in the Collateral retained by the Companies.

                           (d) The Administrative Agent shall have no obligation
whatsoever to any Lenders to assure that the Collateral exists or is owned by the Companies or is cared for, protected or insured or has been encumbered or that the Lien granted to the Administrative Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent in this Section 9.08 or in any of the Credit Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's own interest in the Collateral as one of the Lenders and that the Administrative Agent shall have no duty or liability whatsoever to any other Lender.


                                   ARTICLE X.

                                  MISCELLANEOUS

                  Section 10.01. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  Section 10.02. Records. The unpaid principal amount of the Notes, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, the Total Commitment, and the accrued and unpaid fees set forth in the Fee Letter and Unused Line Fee shall at all times be ascertained from the records of the Administrative Agent, which shall be conclusive and binding absent manifest error.

                  Section 10.03. Amendments and Waivers. (a) No amendment or modification of any provision of this Agreement or of any of the Notes or of any other Credit Document shall be effective without the written agreement of the Majority Lenders and the Companies and no termination or waiver of any provision of this Agreement or of any of the Notes, or consent to any departure by the Companies therefrom, shall in any event be effective without the written concurrence of Majority Lenders, which Majority Lenders shall have the right to grant or withhold at their sole discretion; except that any amendment, modification, or waiver (i) of any provision of Article II which amendment, modification or waiver increases the Total Commitment of any Lender, reduces the principal of, or interest on, the Loans or the amounts payable to any Lender, reduces the amount of any fee payable for the account of any Lender, or postpones or extends any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, (ii) that increases the aggregate amount of the Total Commitment except as provided in Section 2.13 of this Agreement, (iii) of the definitions of "Availability", "Maturity Date", "Majority Lenders" or "Pro Rata Share", (iv) of the definitions of "Eligible Mortgage Loan", "Borrowing Base", "Collateral Value of the Borrowing Base", or "Unit Collateral Value", or if the effect of such amendment, modification or waiver is to increase the availability of the Companies under the Borrowing Base, (v) of any provision of this Agreement or any Credit Document that would release all or a substantial portion of Collateral or the Guarantor (except as set forth in Section 10.08 hereof or except as otherwise permitted in a Credit Document) or (vi) of the provisions contained in this Section 10.03, shall be effective only if evidenced by a writing signed by or on behalf of (A) any Lender affected thereby in the case of the amendments, modifications or waivers described in clause (i) above or (B) all Lenders in the case of the amendments, modifications or waivers described in clauses (ii) through (vi) above. No amendment, modification, termination, or waiver of any provision of Article X or any other provision referring to the Administrative Agent shall be effective without the written concurrence of the Administrative Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Companies in any case shall entitle the Companies to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 10.03 shall be binding on each Lender, each future Lender, and, if signed by the Companies, on the Companies.

                           (b)   Notwithstanding   anything   to  the   contrary
contained in subsection 10.03(a), in the event that the Companies requests that this Agreement or any other Credit Document be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Majority Lenders, then, with the consent of the Companies and the Majority Lenders, the Companies and the Majority Lenders may amend this Agreement without the consent of the Lender or Lenders which did not agree to such amendment or other modification (collectively the "Minority Lenders") to provide for (i) the termination of the Commitment of each of the Minority Lenders, (ii) the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Majority Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same aggregate amount as the Total Commitment immediately before giving effect to such amendment, (iii) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Majority Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (iv) the payment of all interest, fees and other Obligations payable or accrued in favor of the

Minority Lenders and such other modifications to this Agreement as the Companies and the Majority Lenders may determine to be appropriate.

                  Section 10.04. No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Lenders or the Administrative Agent in exercising any right, power or privilege under this Agreement, the Notes or any other Credit Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lenders or the Administrative Agent under this Agreement, the Notes and the other Credit Documents are cumulative and not exclusive of any rights or remedies which the Lenders or the Administrative Agent have thereunder or at law or in equity or otherwise. The Lenders or the Administrative Agent may exercise their rights and remedies against the Companies and the Collateral as the Lenders and the Administrative Agent may elect, and regardless of the existence or adequacy of any other right or remedy.

                  Section 10.05. Notices.

                           (a) All notices,  requests,  demands,  directions and
other communications (collectively "Notices") under the provisions of this Agreement or the Notes shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, or delivered and shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent, confirmation received and (iii) if delivered, upon delivery. All notices shall be sent to the applicable party at the address stated on the applicable signature page hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto.

                           (b) The  Lenders  and the  Administrative  Agent  may
rely, and shall be fully protected in relying, on any notice purportedly made by or on behalf of the Companies and the Lenders and the Administrative Agent shall have no duty to verify the identity or authority of any Person giving such notice. The preceding sentence shall apply to all notices whether or not made in a manner authorized or required by this Agreement or any other Credit Document.

                  Section 10.06. Expenses; Taxes; Attorneys' Fees; Indemnification. The Companies jointly and severally agree to pay or cause to be paid, on demand, and to save the Administrative Agent (and, in the case of clauses (c) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Administrative Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, appraisals, lien, judgment and title searches, filing fees, investigations, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Administrative Agent (and, in the case of clauses (c) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation,
preparation,   execution,  delivery,
performance and administration of this Agreement and the other Credit Documents,
(b) any amendments, waivers or consents to this Agreement or the other Credit Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Administrative Agent's and the Lenders' rights under this Agreement or the other Credit Documents, (d) the defense of any claim or action asserted or brought against the Administrative Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Credit Document, the Administrative Agent's or the Lenders' claims against a Company, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Credit Document, provided that this clause (e) shall apply to all Lenders only in connection with any defense of any court proceedings or in all instances during a continuing Event of Default; (f) the filing of any petition, complaint, answer, motion or other pleading by the Administrative Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Credit Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Credit Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Credit Document, (i) any attempt to collect from a Company, (j) the receipt of any advice with respect to any of the foregoing, provided that this clause (j) shall apply to all Lenders only with respect to the matters described in clauses (c) through (i) and clauses (k) through (m) of this Section 10.06, (k) all environmental liabilities and costs arising from or in connection with the past, present or future operations of the Companies or any of its Subsidiaries involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Environmental Discharge on, upon or into such property, (l) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Companies or any of its Subsidiaries, or (m) any costs or liabilities incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Credit
Document: (x) the Companies jointly and severally agree to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Administrative Agent or any of the Lenders to be payable in connection with this Agreement or any other Credit Document, and the Companies jointly and severally agree to save the Administrative Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) if a Company fails to perform any covenant or agreement contained herein or in any other Credit Document, the Administrative Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be reimbursed on demand by the Companies. The Companies jointly and severally agree to indemnify and defend the Administrative Agent and the Lenders and their directors, officers, Administrative Agents, employees and affiliates (collectively, the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses of any nature whatsoever (including reasonable attorneys' fees and amounts paid in settlement) incurred by, imposed upon or asserted against any of them arising out of or by reason of any investigation, litigation or other proceeding or claim brought or threatened relating to, or otherwise arising out of or relating to, the execution of this Agreement or any other Credit Document, the transactions contemplated hereby or thereby or any Loan or proposed Loan hereunder (including, but without limitation, any use made or proposed to be made by a Company of the proceeds of any thereof, or the delivery or use or transfer of or the payment or failure to pay under any Loan) but excluding any such losses, liabilities, claims, damages, costs or expenses to the extent finally judicially determined to have resulted from the gross negligence or willful misconduct of the Indemnified Party.

                  Section 10.07. Application. Except to the extent, if any, expressly set forth in this Agreement or in the Credit Documents, the Administrative Agent and the Lenders shall have the right to apply any payment received or applied by it in connection with the Obligations to such of the Obligations then due and payable as it may elect.

                  Section 10.08. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 10.09. Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of New York, without regard to choice of law principles, and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

                  Section 10.10. Prior Understandings. This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein other than the Fee Letter.

                  Section 10.11. Duration; Survival. All representations and warranties of the Companies contained herein or made in connection herewith shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, the Notes or any other Credit Document, any investigation by or knowledge of the Administrative Agent or the Lenders, the making of any Loan hereunder, or any other event whatsoever. All covenants and agreements of the Companies contained herein shall continue in full force and effect from and after the date hereof so long as the Companies may borrow hereunder and until the Obligations have been paid in full. Without limitation, it is understood that all obligations of the Companies to make payments to or indemnify the Administrative Agent and the Lenders (including, without limitation, obligations arising under Section 10.06 hereof) shall survive the payment in full of the Notes and of all other obligations of the Companies thereunder and hereunder, termination of this Agreement and all other events whatsoever and whether or not any Loans are made hereunder.

                  Section 10.12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  Section 10.13. Assignments; Participations. (a) Each Lender may with the written consent of the Administrative Agent and, in the absence of a continuing Event of Default, the Companies, which consent shall not be unreasonably withheld, assign to one or more commercial banks or other financial institutions a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment and the Loans owing to it) and the other Credit Documents; provided, however, that (i) each such assignment shall be in a principal amount of not less than $5,000,000 (or the remainder of such Lender's Commitment), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance, and (iii) after giving effect to such assignment, CIT's Commitment shall be at least equal to the lesser of (1) $20,000,000 and (2) an amount equal to 10% of the aggregate amount of the Total Commitment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and to the other Credit Documents and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                           (b) By executing and  delivering  an  Assignment  and
Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of a Company or any of its Subsidiaries or the performance or observance by a Company of any of its obligations under this Agreement or any other Credit Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Credit Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Assigning Lender or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents;
(v) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Credit Documents are required to be performed by it as a Lender.

                           (c) The  Administrative  Agent shall  maintain at its
address referred to on the signature page hereto, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Companies, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Companies and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (d) Upon its receipt of an Assignment  and Acceptance
executed by an assigning Lender and an assignee, together with the Note subject to such assignment, the Administrative Agent shall, if the Administrative Agent and, if applicable, the Companies consent to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Companies unless the Companies have consented to such assignment, (iii) record the information contained therein in the Register and (iv) prepare and distribute to each Lender and the Companies a revised Schedule I hereto after giving effect to such assignment, which revised Schedule I shall replace the prior Schedule I and become part of this Agreement. Within five Business Days after its consent to such assignment or its receipt of notice thereof from the Administrative Agent, as the case may be, the Companies, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Commitment retained by it hereunder, in each case prepared by the Administrative Agent. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the date of the Administrative Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit F hereto.

                           (e) Each  Lender  may sell  participations  to one or
more  banks  or other  entities  in or to all or a  portion  of its  rights  and obligations under this Agreement and the other Credit Documents (including, without limitation, all or a portion of its Commitment and the Loans owing to
it); provided, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Companies, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents; and
(iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans or Obligations, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the

Collateral or any Guarantor (except as set forth in Section 9.08 of this Agreement or any Credit Document).

                           (f) Notwithstanding the foregoing  provisions of this
Section 10.13, each Lender may at any time sell, assign, transfer, or negotiate all or any part of its rights and obligations under this Agreement and the Credit Documents to any Affiliate of such Lender.

                  Section 10.14. Successors and Assigns. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Companies may not assign or transfer any of its rights hereunder or thereunder without the prior written consent of all of the Lenders.

                  Section 10.15. Confidentiality. Upon delivering to any Lender or the Administrative Agent, or permitting any Lender or the Administrative Agent to inspect, any written information pursuant to this Agreement or the other Credit Documents, the Companies is delivering or making available such information to the Lenders or the Administrative Agent with the understanding that each Lender and the Administrative Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and the Administrative Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 10.15, each Lender and the Administrative Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or the
Administrative Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this Section
10.15 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or the Administrative Agent, has been disclosed to or is known to any creditor of a Company (other than information as to which such creditor is then under an obligation of nondisclosure), or any Person other than (A) a director, officer, employee or Administrative Agent of any Company or a professional engaged by a Company or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or the Administrative Agent), (ii) information which any Lender or the Administrative Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or the Administrative Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this Section 10.15 shall prevent any disclosure: (x) believed in good faith by any Lender or the Administrative Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (y) determined by counsel for any Lender or the Administrative Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Credit Document or (z) of any information which has been made public by a Person other than any Lender or the Administrative Agent who, to the Administrative Agent's or such Lender's actual knowledge, was then under an obligation of nondisclosure. The Lenders and the

Administrative   Agent  shall  have  the  right  to  disclose  any  confidential information described in this Section 10.15 to an assignee or prospective assignee or to a participant or prospective participant in Loans hereunder, provided that the assigning or selling Lender shall have obtained from such assignee or prospective assignee or participant or prospective participant a written agreement to hold such information in confidence to the same extent as if it were a Lender.

                  Section 10.16. Waiver of Jury Trial. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ADMINISTRATIVE AGENT, EACH LENDER, THE GUARANTOR AND EACH COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER CREDIT DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE GUARANTOR OR THE COMPANIES IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT.

                  Section 10.17. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default any Lender and the Administrative Agent may, and is hereby authorized to, at any time from time to time, without notice to the Companies (any such notice being expressly waived by the Companies) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provision or final) at any time held and other indebtedness at any time owing by such Lender or the Administrative Agent and to or for the credit or the account of the Companies against any and all Obligations of the Companies now or hereafter existing under the Credit Documents, irrespective of whether or not any Lender and the Administrative Agent shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured. Each Lender and the Administrative Agent agrees promptly to notify the Companies after any such setoff and application made by such Lender or the Administrative Agent; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and the Administrative Agent under this Section 10.17 are in addition to the other rights and remedies (including, without limitation, other rights of setoff under applicable law or otherwise) which such Lender or the Administrative Agent may have.

                  Section 10.18. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 10.19. Forum Selection and Consent to Jurisdiction. Any litigation based hereon, or arising out of, under or in connection with, this Agreement or any other Credit Document, or any course of conduct, course of dealing, statement (whether verbal or written) or action of the Administrative Agent, any Lender or the Companies may be brought and maintained exclusively in the courts of the State of New York or the United States District Court for the Southern District of New York; provided, however, that any suit seeking enforcement against any Collateral or other property may be brought, at the Administrative Agent's option, in the courts of any jurisdiction where such Collateral or other property may be found. The Companies hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York for the purpose of any such litigation and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. The Companies further irrevocably consents to the service of process (i) by registered or certified mail, postage prepaid, to the Administrative Company at its address for notices contained in Section
10.05 hereof,  such service to become effective five days after such mailing, or
(ii) by personal service within or without the State of New York. Nothing herein shall affect the right of the Administrative Agent or any Lender to service of process in any other manner permitted by law. The Companies hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Companies have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Companies hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Credit Documents.

                  Section 10.20. HomeGold as Agent for Companies. Each Company hereby irrevocably appoints HomeGold as the Administrative Company, agent and attorney-in-fact for the Companies which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each of the Companies that such appointment has been revoked and that another Company has been appointed Administrative Company). Each Company hereby irrevocably appoints and authorizes the Administrative Company (i) to provide the Administrative Agent with all notices with respect to Loans obtained for the benefit of any Company and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Company deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Companies in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Companies in order to utilize the collective borrowing powers of the Companies in the most efficient and economical manner and at their request, and that neither the Administrative Agent nor the Lenders shall incur liability to the Companies as a result hereof. Each of the Companies expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Company is dependent on the continued successful performance of the integrated group. To induce the Administrative Agent and the Lenders to do so, and in consideration thereof, each of the Companies hereby jointly and severally agrees to indemnify the Indemnified Parties and hold the Indemnified Parties harmless against any and all liability, expense or loss made against such Indemnified Parties by either of the Companies or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Companies as herein provided or (b) the Administrative Agent and the Lenders relying on any instructions of the Administrative Company.

                  Section 10.21.  Periodic Due Diligence  Review.  The Companies
acknowledge that the Administrative Agent has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Companies agree that upon reasonable prior notice to the Companies, the Administrative Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Required Documents and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of a Company and/or the Custodian. The Companies also shall make available to the Administrative Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Required Documents and the Mortgage Loans. Without limiting the generality of the foregoing, the Companies acknowledge that the Administrative Agent and the Lenders may make loans to the Companies based solely upon the information provided by the Companies to the Administrative Agent in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that the Administrative Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related mortgaged properties and otherwise re-generating the information used to originate such Mortgage Loans. The Administrative Agent may underwrite such Mortgage Loans itself or engage a third party underwriter to perform such underwriting. The Companies agree to cooperate with the Administrative Agent and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Companies. The Companies further agree that the Companies shall reimburse the Administrative Agent for any and all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the Administrative Agent's activities pursuant to this Section 10.21.


                                   ARTICLE XI.

                                   DEFINITIONS

                  For purposes of this Agreement, the terms set forth below shall have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

                  "Additional Required Documents" shall mean for any Mortgage Loan those items described on Exhibit P attached hereto.

                  ""A" Loan" shall mean a Loan made by a Lender or the Administrative Agent to HomeGold.

                  "Administrative Agent" shall have the meaning given such term in the introductory paragraph hereof and any successor(s).

                  "Administrative Company" shall have the meaning given to that term in Section 10.20 hereof.

                  "Affiliate" shall mean, as to any Person: (1) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (2) which directly or indirectly beneficially owns or holds ten percent or more of any equity or partnership interest of such Person; or (3) ten percent or more of the equity or partnership interest of which is directly or indirectly beneficially owned or held by such Person. "Control" as used herein means the power to direct the management and policies of such Person.

                  "Agent Account" shall mean an account in the name of the Administrative Agent designated to the Companies from time to time into which the Companies shall make all payments to the Administrative Agent for the account of the Administrative Agent or the Lenders, as the case may be, under this Agreement.

                  "Agent  Advances"  shall have the  meaning  given that term in
Section 9.08(a) hereof.

                  "Agreement" shall mean this Agreement, as the same may be amended, extended or replaced from time to time.

                  "Applicable Eurodollar Rate Margin" shall mean, with respect to a Eurodollar Loan, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Eurodollar Rate Margin shall be equal to 2.5%.

                  "Applicable Prime Rate Margin" shall mean, with respect to a Prime Loan, the percentage determined in accordance with the Pricing Grid, provided that, on and prior to the Pricing Grid Effective Date, the Applicable Prime Rate Margin shall be equal to 0.5%.

                  "Approved Investor" shall mean any Person pre-approved in writing (which pre-approval may be limited in Dollar amounts by type and otherwise) by the Administrative Agent (including those shown on Schedule II) and which approval has not been revoked by such Administrative Agent in its sole discretion (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies in writing).

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and, in the absence of a continuing Event of Default, consented to by the Administrative Company, substantially in the form of Exhibit F hereto.

                  "Availability" shall mean, at any time with respect to the Companies on a combined basis, the difference between (i) the aggregate
Borrowing Base of the Companies on a combined basis and (ii) the sum of the aggregate outstanding principal amount of all Loans.

                  "Bank" shall mean The Chase Manhattan Bank or The Dai-Ichi Kangyo Bank, Limited, New York Branch, or their respective successors.

                  ""B" Loan" shall mean a Loan made by a Lender or the Administrative Agent to CII.

                  "Borrowing Base" shall mean, with respect to a Company as of the date of determination, the difference between (i) the aggregate amount of the Unit Collateral Value of all Eligible Mortgage Loans originated or purchased by such Company and delivered to and held by the Custodian and (ii) such reserves as the Administrative Agent, in its reasonable business judgment, may deem appropriate from time to time.

                  "Bulk Purchase" shall mean the purchase of Mortgage Loans from a seller and any Affiliate thereof (other than from a Company), in one or a series of related transactions (i) consisting of at least one hundred (100) Mortgage Loans or (ii) the aggregate purchase price of which equals or exceeds $5,000,000.

                  "Borrowing Base Certificate" shall mean a certificate in the form of that attached hereto as Exhibit C, properly completed, executed and delivered to the Administrative Agent and the Lenders which sets forth the calculation of the Borrowing Base for each Company on an individual basis and for the Companies on a combined basis.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated to close their regular banking business and, with respect to any action under this Agreement that requires the participation of the Custodian, the city in which the relevant office of the Custodian is located, provided that with respect to the borrowing, payment, conversion to or continuation of Eurodollar Loans, Business Day shall also mean a day on which dealings in Dollars are carried on in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Bank's eurodollar loans are then being conducted.

                  "Capitalized Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CII" shall mean Carolina Investors, Inc., a South Carolina corporation.

                  "CII Investor Obligations" shall mean those obligations of CII to pay principal and interest to holders of CII's Subordinated Debentures (Series B, Series C and Series D) and Floating Rate Senior Notes (Series 93, Series 94, Series 95, Series 96, Series 97, Series 98 and Series 99) each as listed on page 3 in that certain Prospectus of CII dated April 1, 1998 describing the Series D Subordinated Debentures and the Series 99 Floating Rate Senior Notes, together with those obligations of CII to pay principal and interest to holders of any similar subordinated debentures or floating rate senior notes issued by CII subsequent to the above series.

                  "CII Subordinated Debt" shall mean indebtedness of the Companies or any of them payable to CII the repayment of which has been subordinated to the repayment of the Obligations pursuant to the Subordination Agreement.

                  "CIT" shall have the meaning given to that term in the introductory paragraph to this Agreement.

                  "Clean-up Period" shall have the meaning specified therefor in
Section 2.06(e) hereof.

                  "Closing Agent" shall mean a title company, a closing attorney or other entity which conducts the settlement of a Mortgage Loan and which has not been disapproved by the Administrative Agent upon written notice to the Companies.

                  "Closing Date" shall mean the date on which all of the conditions set forth in Section 4.01 shall be satisfied.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collateral" shall mean all of the property (tangible and intangible) purported to be subject to the Lien purported to be created by any mortgage, deed of trust, security agreement, pledge agreement, assignment or other security document heretofore or hereafter executed by any Person as security for all or any part of the Obligations.

                  "Collateral Sale Proceeds" shall mean all proceeds of the refinancing, sale or other disposition of Mortgage Loans pledged to the Administrative Agent and other Collateral (including, without limitation, Retained Interest Receivables) whether by securitization, whole loan sales or otherwise.

                  "Collateral Value of the Borrowing Base" shall mean at any date the sum of the Unit Collateral Values of all Eligible Mortgage Loans included in the Borrowing Base at such date (including Eligible Mortgage Loans shipped either to a permanent investor for purchase pending delivery of the sales proceeds thereof to a Settlement Account or into pools supporting mortgage-backed securities pending sale of such mortgage-backed securities and delivery of the sales proceeds thereof to a Settlement Account).

                  "Commitment" shall mean, with respect to each Lender, the commitment set forth on Schedule I to this Agreement or assigned to such Lender in accordance with Section 10.13, as such amounts may be reduced from time to time pursuant to the terms of this Agreement.

                  "Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

                  "Companies" and "Company" shall have the meanings given such terms in the introductory paragraph hereof.

                  "Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit Documents" shall mean this Agreement, the Custodian Agreement, the Security Agreements, the Pledge Agreements, the Guaranties, the Notes, the Subordination Agreement, the Fee Letter and each other document, instrument and agreement executed by the Companies or the Guarantor or any Subsidiary thereof in connection herewith, as any of the same may be amended, extended or replaced from time to time.

                  "Custodian" means First Union National Bank and/or any other financial institution acceptable to the Administrative Agent and, in the absence of a continuing Event of Default, the Companies, and their respective successors.

                  "Custodian Agreement" means that certain Custodian Agreement dated as of the date hereof among the Companies, the Custodian and the Administrative Agent, substantially in the form of Exhibit D hereto, as the same may be modified and supplemented and in effect from time to time and any other or replacement custodian agreement acceptable to the Agent.

                  "Default Rate" shall mean a rate per annum equal to the rate of interest which would otherwise be applicable hereunder plus two percent (2%) and, if no other rate is otherwise applicable pursuant to the terms of this Agreement, the rate per annum equal to the Prime Rate plus 2.5%.

                  "Designated Borrowing Officer" shall mean any officer of the Administrative Company identified on Schedule IV attached hereto, or such other officer as shall be designated from time to time in writing by the Administrative Company to the Administrative Agent.

                  "Designated Financial Officer" of a Person shall mean the individual designated from time to time by the Board of Directors or governing body performing like functions of such Person to be the chief financial officer, vice president of finance or treasurer of such Person (and individuals designated from time to time by the Board of Directors or governing body performing like functions of such Person to act in lieu of the chief financial officer, vice president of finance or the treasurer).

                  "Dollars" and the sign "$" shall mean lawful money of the United States of America.

                  "EGI" shall mean Emergent Group, Inc., a South Carolina corporation.

                  "EGI Note Indenture" shall mean the Indenture dated as of September 23, 1997, as amended, among EGI, the subsidiaries of EGI named therein, as subsidiary guarantors, and Bankers Trust Company, as Trustee, with respect to the EGI Notes.

                  "EGI Notes" shall mean the $125,000,000 10-3/4% Senior Notes due 2004 of EGI.

                  "Eligible Mortgage Loan" shall mean a Mortgage Loan made pursuant to the requirements and limitations set forth in the applicable Underwriting Guidelines with respect to which each of the following statements shall be accurate and complete (and the Companies by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent and the Lenders at and as of the date of such computation):

                           (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms.

                           (b) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the applicable Company and all information set forth therein is true and correct.

                           (c) Said Mortgage Loan is free of any default of any party thereto (including the applicable Company), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise, and the property subject to the related mortgage is not subject to a foreclosure proceeding.

                           (d) There is not a delinquency in any payment under said Mortgage Loan in excess of 30 days from the due date of such payment, determined at the end of each calendar month in a manner consistent with the applicable Company's financial reporting standards.

                           (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

                           (f) Said Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act, the federal Real Estate Settlement Procedures Act, the federal Equal Credit Opportunity Act, the federal Truth-in-Lending Act, and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed as required.

                           (g) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by any Company to the Obligor and there have been no prepayments on account of said Mortgage Loan, and said Mortgage Loan has been fully advanced.

                           (h) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Administrative Agent for the benefit of the Lenders.

                           (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the applicable provisions of said Mortgage Loan with the applicable Company named as a loss payee thereon.

                           (j) The Property covered by said Mortgage Loan is free and clear of all Liens except of the applicable Company subject only to (1) the Lien of current real property taxes and assessments not yet due and payable; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; (4) Liens subordinate in priority to the Lien in favor of the applicable Company; and (5) in the case of second priority Mortgage Loans, one (1) lien superior in priority to the Lien in favor of the applicable Company.

                           (k) If said Mortgage Loan has been withdrawn from the possession of the Custodian and:

                                    (1) If said  Mortgage  Loan was withdrawn by
                  any Company for purposes of correcting clerical or other nonsubstantive documentation problems pursuant to a trust receipt, as permitted under Section 5(a) of the Custodian Agreement, the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans included in the calculation of the Collateral Value of the Borrowing Base the promissory notes for which have been similarly withdrawn by any Company does not exceed $2,000,000, and the promissory note and other documents relating to said Mortgage Loan are returned to the Custodian within ten (10) calendar days from the date of withdrawal;

                                    (2) If said Mortgage Loan was shipped by the
                  Custodian directly to a permanent investor for purchase, pursuant to Section 5(b) of the Custodian Agreement, such loan shall remain an Eligible Loan for twenty-one (21) days from the date of shipment by the Custodian and thereafter upon return of the Mortgage File (as defined in the Custodian Agreement) to the Custodian; and

                                    (3) If said Mortgage Loan was shipped by the
                  Custodian directly to a custodian for purposes of formation of a pool supporting a Mortgage-Backed Security, pursuant to
                  Section 5(b) of the Custodian Agreement, said Mortgage Loan has been returned to the Custodian within twenty-one (21) days from the date of shipment by the Custodian.

                                    (l) The  outstanding  principal  balance  of
                  such Mortgage Loan does not exceed $200,000; provided, however, that the outstanding principal balance of any Mortgage Loan may exceed $200,000 so long as (i) the outstanding principal balance of such Mortgage Loan is not greater than $500,000, (ii) the Mortgage Loan has a loan-to-value ratio of equal to or less than 85%, and (iii) the Unit Collateral Value of such Mortgage Loan, when added to the Unit Collateral Value of all other Mortgage Loans with respect to which the outstanding principal balance is greater than $200,000, shall not exceed five percent (5%) of the Total Commitment.

                                    (m) The  Property  shall be  improved,  such
                  improvements to consist of a completed and occupied one-to-four unit single family residence, including, but not limited to, a condominium, planned unit development or townhouse but excluding in any event a co-op or Mobile Home.

                                    (n)   There  has  been   delivered   to  the
                  Custodian the Required Documents for said Mortgage Loan; provided, however, that a Mortgage Loan, the Required Documents for which have not been delivered to the Custodian, may be an Eligible Mortgage Loan and may be included in the Borrowing Base so long as (i) the Required Documents for such Mortgage Loan shall have been delivered to the Collateral Agent within fourteen (14) days of the inclusion of such Mortgage Loan in the Borrowing Base, provided that on and after November 1, 1998 such fourteen (14) day period shall be reduced to ten (10) days; (ii) the Unit Collateral Value of said Mortgage Loan when added to the Unit Collateral Value of all other Mortgage Loans included in the Borrowing Base for which the Required Documents have not been delivered to the Collateral Agent, does not exceed eight and three-quarters percent (8.75%) of the Total Commitment.

                                    (o) Said Mortgage Loan is not subject to any
                  servicing arrangement with any Person other than one of the Companies nor are any servicing rights relating to said Mortgage Loan subject to any Lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

                                    (p)  The  applicable   Company  obtained  an
                  appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said
                  Mortgage Loan if such had been originated by a federally insured depository institution.

                                    (q) Said Mortgage Loan is secured by a first
                  or second priority mortgage or deed of trust on the Property covered thereby.

                                    (r) Said  Mortgage  Loan is not a  revolving
                  credit facility.

                                    (s) No real  property  taxes due and payable
                  with respect to the Property (or escrow installments therefor) covered by said Mortgage Loan are more than thirty (30) days past due or there is no insurance policy in effect covering the related Property.

                                    (t) Said  Mortgage  Loan,  (i) if a High-LTV
                  Mortgage Loan, has not been included in the Borrowing Base for more than sixty (60) days, and (ii) if not a High-LTV Mortgage Loan, has not been included in the Borrowing Base for more than one hundred twenty (120) days; provided, however, that a Mortgage Loan may be included in the Borrowing Base for more than sixty (60) days in the case of a High-LTV Mortgage Loan or for more than one hundred twenty (120) days in the case of a Mortgage Loan not a High-LTV Mortgage Loan so long as the Mortgage Loan is not included in the Borrowing Base for more than two hundred twenty (220) days, except that a Mortgage
                  Loan originated or purchased by CII may be so included for more than two hundred twenty (220) days.

                                    (u) Said Mortgage  Loan,  in the  reasonable
                  judgment of the Administrative Agent, is otherwise consistent in all respects with customary standards imposed by whole loan purchasers, relevant rating agencies and pool insurers for classification as a "subprime" or a "B/C" Mortgage Loan.

                                    (v)  Said  Mortgage  Loan  has an  aggregate
                  loan-to-value ratio of equal to or less than eighty-five percent (85%); provided, however, that a Mortgage Loan which has an aggregate loan-to-value ratio of greater than eighty-five percent (85%) may be included in the Borrowing Base so long as (i) said Mortgage Loan possesses, in the sole judgment of the Administrative Agent, the standard underwriting characteristics of the standard secondary market for "high-LTV" Mortgage Loans; (ii) said Mortgage Loan (other than a RFC High-LTV Mortgage Loan) has a loan-to-value ratio less than one hundred percent (100%); and (iii) the Unit Collateral Value of said Mortgage Loan (other than an RFC High-LTV Mortgage Loan) when added to the Unit Collateral Value of all other Mortgage Loans included in the Borrowing Base of the type described in this proviso does not exceed twenty-five percent (25%) of the Total Commitment.

                                    (w) Said  Mortgage  Loan,  if a RFC High-LTV
                  Mortgage Loan, when added to the Unit Collateral Value of all other RFC High-LTV Mortgage Loans included in the Borrowing Base does not exceed five percent (5%) of the Total Commitment.

                  "EMC-TN" shall mean Emergent Mortgage Corp. of Tennessee, a South Carolina corporation.

                  "EMHC II" shall mean Emergent Mortgage Holdings Corporation II, a Delaware corporation.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

                  "ERISA Affiliate" shall mean, with respect to any Person, any trade or business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under
Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

                  "Eurodollar Base Rate" shall mean, with respect to a Eurodollar Loan for the relevant Interest Period, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars are offered by the Bank to first-class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 a.m., New York City time, two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

                  "Eurodollar Loan" shall mean a Loan bearing interest at the Eurodollar Rate.

                  "Eurodollar Rate" means with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100 of 1%):

                              Eurodollar Base Rate
                           -----------------------------
                           1.00 - Reserve Requirements

                  "Event of Default" shall have the meaning set forth in Paragraph 8 above.

                  "Exception Report" shall mean the exception report prepared by the Custodian pursuant to the Custodian Agreement.

                  "Fair Market Value" shall mean, with respect to any Mortgage Loan, the market bid price obtainable for such Mortgage Loan, as determined on a reasonable basis by the Administrative Agent (based upon whole loan prices currently available to the Companies).

                  "Fed Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means the letter agreement, dated as of the date hereof, between each Company and the Administrative Agent obligating the Companies to pay certain fees to the Administrative Agent in connection with this Agreement, as such letter agreement may be modified, supplemented or amended from time to time.

                  "First Union" shall mean First Union National Bank, a national banking corporation.
                                      -65-

                  "First Union Facility" shall mean the mortgage warehouse credit facility extended to HomeGold and EMC-TN by First Union and certain other lenders pursuant to that certain Mortgage Loan Warehousing Agreement dated as of December 10, 1997, as amended.

                  "Funding  Accounts"  shall  mean  Account  No.   2010000190063
maintained in the name of HomeGold and Account No. 2010000299773 maintained in the name of CII, each with the Custodian into which Loan proceeds shall be deposited and from which Mortgage Loan proceeds may be disbursed by the applicable Company directly to the Closing Agent in connection with the settlement of Mortgage Loans.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "Governmental Authority" shall mean any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranties" shall have the meaning given such term in Section
3.02 hereof, as the same may be amended, extended or replaced from time to time.

                  "Guarantor" shall mean EGI.

                  "High-LTV Mortgage Loan" shall mean an Eligible Mortgage Loan of the type described in the proviso to subparagraph (v) of the definition of "Eligible Mortgage Loan."

                  "HomeGold"  shall  mean  HomeGold,   Inc.,  a  South  Carolina
corporation.

                  "Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation: (i) all obligations for money borrowed and Capitalized Lease Obligations and all obligations evidenced by notes, bonds, debentures or other similar instruments, (ii) all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise, (iii) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and payable in accordance with customary practices); (iv) current liabilities in respect of unfunded vested benefits under any Plan; (v) reimbursement obligations with respect to letters of credit; (vi) obligations or liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof, and (vii) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements calculated on a basis satisfactory to the Administrative Agent and in accordance with accepted practice. The term "Debt" shall not include deferred loan origination fees of any Company.

                  "Indemnified   Parties"  shall  have  the  meaning   specified
therefor in Section 10.06 hereof.

                  "Interest Period" shall mean, with respect to any Eurodollar Loan, the period commencing on the borrowing date for, or the date of any continuation of or conversion to, such Eurodollar Loan, as the case may be, and ending one, two, three or six months thereafter as the Administrative Company may elect in the applicable notice given to the Agent pursuant to Section 2.03 or Section 2.14, as appropriate; provided that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the applicable calendar month; and (iii) no Interest Period for any Loan shall end after the Maturity Date. Interest shall accrue from and include the first date of an Interest Period, but exclude the last day of such Interest Period..

                  "Interim Date" shall mean May 31, 1998.

                  "Lenders" shall have the meaning given that term in the introductory paragraph to this Agreement.

                  "Lien" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan" or "Loans" shall mean any and all loans made by the Lenders, or by the Administrative Agent on behalf of the Lenders, to the Companies or made as a result of charges made to the Loan Account, in each case pursuant to the terms of this Agreement.

                  "Loan Account" or "Loan Accounts" shall have the meaning specified therefor in Section 2.07(a) hereof.

                  "Loan Party" shall mean one or, if plural, each of the Companies and the Guarantor.

                  "Loan Request" shall mean a request for a Loan conveyed to the Administrative Agent from a duly authorized officer of the Administrative Company on behalf of the Companies substantially in the form of that attached hereto as Exhibit B, with such request to be confirmed in writing upon the request of the Administrative Agent.

                  "Majority Lenders" shall mean (i) prior to the occurrence of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66-2/3%) of the Total Commitment; and (ii) after the occurrence and during the continuance of an Event of Default, those Lenders holding sixty-six and two-thirds percent (66-2/3%) of the Loans outstanding under the Agreement.

                  "Material Contract" means, with respect to any Person, each contract or agreement to which such Person is a party that constitutes a "Material Contract" under paragraph (b)(10) of Item 601 of Regulation S-K as promulgated under the Securities Act of 1933.

                  "Maturity Date" shall mean June 30, 2001.

                  "Minority Lenders" shall have the meaning specified therefor in Section 10.03(b) hereof.

                  "Mobile Home" shall mean any prefabricated one unit single family residence that has wheels attached or is not attached to an immovable foundation or is of the type that is customarily subject to a lien or mortgage that does not also encumber real property.

                  "Mortgage" means a mortgage, deed of trust, security deed or similar lien encumbering real property securing a Mortgage Loan.

                  "Mortgage-Backed Security" shall mean any security (including, without limitation, a participation certificate) that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse.

                  "Mortgage Loan" shall mean a residential real estate secured loan, including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the applicable Company to return premiums or payments with respect thereto; and (c) all right, title and interest of the applicable Company in the Property covered by said deed of trust (or mortgage).

                  "Mortgage Loan Schedule" shall mean a schedule of Mortgage Loans containing the information specified in Exhibit H hereto with respect to each Mortgage Loan to be delivered by the Companies to the Administrative Agent pursuant to Section 2.03(a) hereof.

                  "Mortgage Note" shall mean the note or other evidence of indebtedness of a mortgagor on a Mortgage Loan.

                  "Multiemployer Plan" shall mean, as to any Company or any of its ERISA Affiliates, a Plan of such Person which is a multiemployer plan as defined in Section 4001 (a)(3) of ERISA.

                  "Net Income (Loss)" shall mean, with respect to any Person for any period, any net earnings (or net loss) of such Person for such period determined in accordance with GAAP on a consolidated basis.

                  "Notes" shall mean the joint and several promissory notes of the Companies executed and delivered to the Lenders under this Agreement and substantially in the form of Exhibit A hereto, as modified or restated from time to time and any promissory note or notes issued in exchange or replacement thereof under this Agreement, including all extensions, renewals, refinancings or refundings under this Agreement in whole or in part.

                  "Notices" shall have the meaning specified therefor in Section
10.05 hereof.

                  "Obligations" shall mean any and all debts, obligations and liabilities of the Companies or any of them to the Lenders or the Administrative Agent contained in this Agreement and any of the other Credit Documents, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company), fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor under this Agreement, including but not limited to all indebtedness, obligations and liabilities of the Companies to the Administrative Agent and the Lenders now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Credit Documents, and any documents or instruments executed in connection therewith; in each case whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Companies under any instrument now or hereafter evidencing or securing any of the foregoing.

                  "Obligor" shall mean the Person or Persons obligated to pay the Indebtedness which is the subject of a Mortgage Loan.

                  "Office" when used in connection with the Administrative Agent shall mean its office located at 1211 Avenue of the Americas, New York, New York 10036 or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Administrative Company and when used in connection with the Bank shall mean the office of such entity designated in writing from time to time by the Administrative Agent to the Administrative Company. In the event The Chase Manhattan Bank shall be the Bank, the Office for such entity shall until further written notice from the Administrative Agent to the Administrative Company be its office located at 55 Water Street, New York, New York 10004.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                  "Permitted Other Debt" shall mean that certain Indebtedness of the Company set forth on Exhibit N attached hereto and incorporated herein by reference.

                  "Permitted Secured Debt" shall mean that certain Indebtedness of the Company set forth on Exhibit N attached hereto and incorporated herein by reference.

                  "Person" shall mean any corporation, natural person, firm, joint venture, partnerships, limited liability company, trust, unincorporated organization or Governmental Authority.

                  "Plan" shall mean, as any Company or any of its ERISA Affiliates, any pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreements" shall mean those certain Pledge Agreements, dated as of the date hereof, among each of EGI and the Companies and in favor of the Administrative Agent, each substantially in the form of Exhibit E hereto, as the same may be further amended, supplemented and otherwise modified from time to time.

                  "Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  "Pricing Grid" shall mean the pricing grid attached  hereto as
Schedule III.

                  "Pricing Grid Effective Date" shall mean the first day of the month following the date of delivery to the Administrative Agent of the financial statements pursuant to Section 6.01(1) for the Companies' fiscal year ending December 31, 1998.

                  "Prime Loan" shall mean a Loan bearing interest at the Prime Rate.

                  "Prime Rate" shall mean the interest rate per annum publicly announced from time to time by the Bank in New York, New York as its Prime Rate, such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate. The Prime Rate is not intended to be the lowest rate of interest charged by the Bank to its borrowers.

                  "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitment, as adjusted from time to time in accordance with the provisions of Sections 2.13 and 10.13 hereof, provided that, if the Total Commitment has been terminated, the numerator shall be the unpaid amount of such Lender's Loans and the denominator shall be the aggregate amount of all unpaid Loans.

                  "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                  "Property"  shall  mean  the  real  property,   including  the
improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

                  "Prudential Facility" shall mean the warehouse and securities facility extended to HomeGold by Prudential Securities Credit Corporation pursuant to that certain Interim Warehouse and Securities Agreement dated March 4, 1997, as amended.

                  "Register"  shall  have  the  meaning  given  to that  term in
Section 10.13(c) hereof.

                  "Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

                  "Required Documents" shall mean for any Mortgage Loan those items described on Exhibit L attached hereto.

                  "Requirements of Law" shall mean, as to any Person, the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RFC" shall mean the Residential Funding Corporation.

                  "RFC Commitment" shall mean the forward commitment agreement, dated December 3, 1997, as amended, by and between RFC and HomeGold relating to the sale of RFC High-LTV Mortgage Loans by HomeGold to RFC.

                  "RFC High-LTV Mortgage Loan" shall mean a High-LTV Mortgage Loan originated or purchased by HomeGold that has an aggregate loan-to-value ratio of greater than or equal to one hundred percent (100%) but less than or equal to one hundred twenty-five percent (125%) and that is subject to the commitment provided by RFC to HomeGold pursuant to the RFC Commitment.

                  "Reserve Requirements" shall mean, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D.

                  "Retained Interest" shall mean, with respect to a pool of Mortgage Loans that have been transferred by a Company to a trust or other Person through a sale or securitization, the direct or indirect rights with respect to such pool, including any rights to receive payments attributable to such pool, retained by such Company subsequent to such transfer, whether such rights are security, contractual, arise through the holding of an interest in such trust or other Person, or otherwise.

                  "Retained Interest Receivables" shall mean the direct or indirect right to Retained Interests that would be capitalized on a Person's balance sheet (in accordance with GAAP), including, without limitation, subordinated and interest-only certificates and any similar rights arising by virtue of the holding of capital stock or any other equity interest in any entity to which Mortgage Loans have been transferred in a sale or securitization.

                  "Security Agreements" shall have the meaning given such term in Paragraph 3(a) above, as the same may be amended, extended or replaced from time to time.

                  "Settlement Accounts" shall mean Account No. 2000002023779 for HomeGold and Account No. 2000002023782 for CII, each maintained in the name of the Administrative Agent with the Custodian into which all Collateral Sale Proceeds from the sale of any Collateral by HomeGold and CII, respectively, and all principal, interest, penalties and premium payments on Mortgage Loans remitted by HomeGold and CII, respectively, to the Administrative Agent shall be deposited and from which such moneys shall be disbursed, in accordance with instructions from the Administrative Agent to the Custodian, to repay the outstanding Obligations.

                  "Settlement  Period"  shall  have  the  meaning  set  forth in
Section 2.03(f) hereof.

                  "Single Employer Plan" shall mean, as to any Company or any of its ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

                  "Small Business Loan Division" shall mean the subsidiaries of EGI engaged in the business of making loans, principally to small businesses, including but not limited to mezzanine financing, Section 7(a) SBA loans, ss.504 SBA loans and asset based loans, and in managing a venture capital fund.

                  "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of its liabilities, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (e) such Person is not engaged in business or a transaction, and, is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "SPE" shall mean a corporation, grantor trust or other single purpose entity organized by HomeGold or CII for the sole purpose of acquiring Mortgage Loans from HomeGold and issuing mortgage-backed securities supported by such Mortgage Loans, the structure of which is consistent with the structure of similar entities utilized for the issuance of mortgage-backed securities.

                  "State Mortgage Originator" shall mean a corporation (other than any Company) organized by HomeGold to transact business in a specific state in accordance with the laws of said state for the sole purpose of originating Mortgage Loans only in such state, provided that (i) all such Mortgage Loans originated by such corporation shall be immediately sold or transferred to HomeGold at closing, (ii) said corporation shall be wholly-owned by HomeGold,
(iii) said corporation shall be capitalized at no more than the minimum amount required under the applicable state laws, which amount shall not, without the prior consent of the Majority Lenders, exceed (A) with respect to any one such corporation, $250,000, or (B) with respect to all such corporations, an aggregate amount equal to $2,000,000, and (iv) said corporation executes and delivers to the Administrative Agent a Guaranty substantially in the form of Exhibit J hereto.

                  "Statement Date" shall mean December 31, 1997.

                  "Sterling" shall mean Sterling Lending Corporation, a South Carolina corporation.

                  "Subordination Agreement" shall mean that certain Subordination of Debt Agreement of even date herewith made by CII for the benefit of the Administrative Agent and the Lenders with respect to advances made by CII to the Companies or any of them.

                  "Subsidiary" shall mean any corporation, partnership or joint venture more than fifty percent (50%) of the stock or other ownership interest of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation, partnership or joint venture (irrespective of whether or not at the time stock of any other class or classes of such corporation, partnership or joint venture shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned, either directly or through Subsidiaries. Notwithstanding the foregoing, any Person (other than a Company) engaged in the business of making commercial business loans similar to those made by the Small Business Loan Division of EGI shall not be a Subsidiary hereunder.

                  "Subwarehouse Mortgage Loan" means a mortgage loan originated as a result of a Company's Subwarehousing activities.

                  "Subwarehousing" means an arrangement pursuant to which a Company extends credit to a mortgage lender (the "Subwarehouse Company") in order to fund a mortgage loan to be made by the Subwarehouse Company pursuant to a credit agreement between such Company, as lender, and the Subwarehouse Company, as borrower.

                  "Total Commitment" shall mean the aggregate Commitments of the Lenders as set forth on Schedule I which may be reduced or increased pursuant to the terms of this Agreement.

                  "Underwriting Guidelines" shall mean the Underwriting Guidelines of the Company as in effect on the Closing Date, attached as Exhibit G hereto, as the same may be amended from time to time in accordance with the terms of Section 7.10 hereof.

                  "Unit Collateral Value" shall mean at any time,

                                     (i) with respect to each Eligible  Mortgage
                  Loan (other than (A) a High-LTV Mortgage Loan and (B) an Eligible Mortgage Loan originated or purchased by CII) included in the Borrowing Base for fewer than one hundred twenty (120) days, ninety-five percent (95%) of the least of
                  (x) the unpaid principal balance thereof at such time, (y) the Fair Market Value thereof at such time and (z) the price at which the relevant Company purchased such Eligible Mortgage Loan;

                                     (ii) with respect to each Eligible Mortgage
                  Loan (other than (A) a High-LTV Mortgage Loan and (B) an Eligible Mortgage Loan originated or purchased by CII) included in the Borrowing Base for a period equal to or greater than one hundred twenty (120) days but less than or equal to one hundred eighty (180) days, seventy-five percent (75%) of the least of (x) the unpaid principal balance thereof at such time, (y) the Fair Market Value thereof at such time and (z) the price at which the relevant Company purchased such Eligible Mortgage Loan;

                                     (iii)  with   respect   to  each   Eligible
                  Mortgage Loan (other than (A) a High-LTV Mortgage Loan and (B) an Eligible Mortgage Loan originated or purchased by CII) included in the Borrowing Base for a period equal to or greater than one hundred eighty (180) days but less than or equal to two hundred twenty (220) days, fifty-five percent (55%) of the least of (x) the unpaid principal balance thereof at such time, (y) the Fair Market Value thereof at such time and (z) the price at which the relevant Company purchased such Eligible Mortgage Loan;

                                    (iv) with respect to each Eligible  Mortgage
                  Loan originated or purchased by CII (other than a High-LTV Mortgage Loan), eighty-five percent (85%) of the least of (A) the unpaid principal balance thereof at such time, (B) the Fair Market Value thereof at such time and (C) the price at which CII purchased the Eligible Mortgage Loan;

                                    (v) with respect to each  Eligible  Mortgage
                  Loan which is a RFC High-LTV Mortgage Loan and which is included in the Borrowing Base for fewer than thirty (30) days, sixty percent (60%) of the least of (A) the unpaid principal balance thereof at such time, (B) the Fair Market Value thereof at such time and (C) the price at which HomeGold purchased the Eligible Mortgage Loan, provided that if RFC, the Companies and the Administrative Agent enter into a new RFC Commitment, in form and substance satisfactory to the Administrative Agent, the Administrative Agent may, in its sole discretion, increase the percentage set forth in this paragraph (v) to ninety-five percent (95%);

                                    (vi) with respect to each Eligible  Mortgage
                  Loan which is a High-LTV Mortgage Loan (other than a RFC High-LTV Mortgage Loan) and which is included in the Borrowing Base for fewer than sixty (60) days, seventy-five percent (75%) of the least of (A) the unpaid principal balance thereof at such time, (B) the Fair Market Value thereof at such time and (C) the price at which the relevant Company purchased the Eligible Mortgage Loan; provided that, the Administrative Agent may, in its sole discretion, increase the percentage set forth in this subparagraph (vi) from 75% to 80%, based upon criteria such as the whole loan sale performance of HomeGold and such other criteria deemed appropriate by the Administrative Agent, any such increase to be effective upon delivery to the Administrative Company of written notice of such increase from the Administrative Agent;

                                    (vii) with respect to each Eligible Mortgage
                  Loan which is a High-LTV Mortgage Loan (other than a RFC High-LTV Mortgage Loan) and which is included in the Borrowing Base for a period greater than sixty (60) days but less than or equal to one hundred eighty (180) days, fifty-five percent (55%) of the least of (A) the unpaid principal balance thereof at such time, (B) the Fair Market Value thereof at such time and (C) the price at which the relevant Company purchased the Eligible Mortgage Loan; and

                                    (viii)   with   respect  to  each   Eligible
                  Mortgage Loan which is a High-LTV Mortgage Loan (other than a RFC High-LTV Mortgage Loan) and which is included in the Borrowing Base for equal to or greater than one hundred eighty
                  (180) days but less than or equal to two hundred twenty (220) days, forty percent (40%) of the least of (A) the unpaid principal balance thereof at such time, (B) the Fair Market Value thereof at such time and (C) the price at which the relevant Company purchased the Eligible Mortgage Loan.

                  "Wet Closing" shall mean a Wet Mortgage Loan closing where the Administrative Agent is requested to make a Loan prior to, on the date of, or after, the closing of the Wet Mortgage Loan, but prior to the delivery of the Required Documents to the Custodian in all such cases in accordance with the procedures outlined therefor under this Agreement.

                  "Wet Closing Agent" shall mean each Closing Agent who (1) is designated by the Administrative Company as responsible for the closing of a Wet Mortgage Loan and (2) is not disapproved by the Administrative Agent, in its sole discretion.

                  "Wet Closing Agent Agreement" shall mean an agreement executed by each Wet Closing Agent in connection with the funding of Wet Mortgage Loans whereby such Wet Closing Agent agrees to act as the agent of the Administrative Agent in accordance with the provisions of Section 4.05(3)hereof.

                  "Wet Collateral" shall mean each Wet Mortgage Loan and all documents and agreements delivered in connection therewith or relating thereto including, without limitation, the Required Documents related thereto.

                  "Wet Loans" means Loans the proceeds of which are used to originate Wet Mortgage Loans.

                  "Wet Mortgage Loan" shall mean any Eligible Mortgage Loan of the type described in the proviso to subparagraph (n) of the definition of "Eligible Mortgage Loan" that is pledged to the Administrative Agent pursuant to the Wet Closing provisions contained in this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 BORROWERS

                                 HOMEGOLD, INC.


                                 By: /s/ Kevin J. Mast
                                     -----------------------------
                                       Name:   Kevin J. Mast
                                       Title:  Executive Vice President,
                                               CFO, Treasurer and
                                               Assistant Secretary


                                 Address for Notices:

                                 15 South Main Street
                                 Suite 750
                                 Greenville, South Carolina  29601

                                 Attention:  Group General Counsel
                                 Telecopier No.: (864) 255-4425
                                 Telephone No.:  (864) 235-8056


                                 CAROLINA INVESTORS, INC.


                                 By: /s/ Keven J. Mast
                                     ----------------------------
                                       Name:  Kevin J. Mast
                                       Title: Executive Vice President,
                                              CFO, Treasurer and Secretary

                                Address for Notices:

                                15 South Main Street
                                Suite 750
                                Greenville, South Carolina 29601


                                Attention:  Group General Counsel
                                Telecopier No.: (864) 255-4425
                                Telephone No.:  (864) 235-8056

                                AGENT AND LENDER
                                ----------------
                                THE CIT GROUP/BUSINESS CREDIT, INC.


                                By: /s/ Robert C. Smith
                                    ---------------------------
                                    Name:  Robert C. Smith
                                    Title: SVP

                                Address for Notices:

                                1211 Avenue of the Americas
                                New York, New York  10036

                                Attention:  Karen Hoffman
                                Assistant Vice President
                                Telecopier No: 212-536-1295
                                Telephone No:  212-536-1269

                                with copy to

                                Schulte Roth & Zabel LLP
                                900 Third Avenue
                                New York, New York  10022

                                Attention:  Frederic L. Ragucci, Esq.
                                Telecopier No.: 212-593-5955
                                Telephone No.:  212-756-2000

                                   SCHEDULE I
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998


                               Commitment Schedule
                               -------------------

       Lender                   Maximum Commitment                      Percentage Share
       ------                   ------------------                      ----------------

The CIT Group/Business
Credit, Inc.


AGGREGATE FACILITY                 $200,000,000                              100.00%
COMMITMENT




                                   SCHEDULE II
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998


                         Schedule of Approved Investors
                         ------------------------------
ContiMortgage
EquiCredit Corporation
Associates Financial Services, Inc.
Ford Consumer Credit
First Union National Bank
First Union Home Equity
Chemical Bank
Bank of Boston
The Money Store
Household Finance
Delta Funding Corporation
Industry Mortgage Company
Amresco Residential Credit Corporation
Greentree Mortgage Services
Advanta Mortgage
Preferred Mortgage Corp.
United Companies/Southern Mortgage Acquisition
NationsCredit Financial Services Corp.
Portfolio Acceptance Corporation
First Plus Financial
New Century Financial Corp.
Residential Funding Corporation
Southern Pacific Funding Corp.
Bay View Federal Bank, FSB
Stornawaye Properties, Inc.
Bayview Financial, Inc.
The CIT Group
C-BASS
G.E. Capital Corp.
Security National Partners

                                  SCHEDULE III
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998


                                  Pricing Grid
                                  ------------

                                   SCHEDULE IV
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                          Designated Borrowing Officers
                          -----------------------------

CAROLINA INVESTORS, INC.

 Name                                                        Title
 ----                                                        -----

Kevin J. Mast                                               Executive Vice President,
                                                            CFO, Treasurer and
                                                            Secretary

Vick Crowley                                                Assistant Treasurer

Jennifer Champaign                                          Vice President Finance

Keith B. Giddens                                            Chief Executive Officer


HOMEGOLD, INC.

Name                                                        Title
----                                                        -----

Kevin J. Mast                                               Executive Vice President,
                                                            Treasurer, CFO and
                                                            Assistant Secretary

Vick Crowley                                                Assistant Treasurer

Jennifer Champaign                                          Vice President Finance

Keith B. Giddens                                            Chief Executive Officer


                                   SCHEDULE V
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                                  Subsidiaries
                                  ------------

                                   SCHEDULE VI
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                               Material Contracts
                               ------------------

                                    EXHIBIT A
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                                  Form of Note
                                  ------------

                                    EXHIBIT B
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                              Form of Loan Request
                              --------------------

                                    EXHIBIT C
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                       Form of Borrowing Base Certificate
                       ----------------------------------

                                    EXHIBIT D
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                           Form of Custodian Agreement
                           ---------------------------

                                    EXHIBIT E
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                            Form of Pledge Agreement
                            ------------------------

                                    EXHIBIT F
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998



                        Form of Assignment and Acceptance
                        ---------------------------------

                                    EXHIBIT G
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                             Underwriting Guidelines
                             -----------------------

                                    EXHIBIT H
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                             Mortgage Loan Schedule
                             ----------------------

                                    EXHIBIT I
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                           Form of Security Agreement
                           --------------------------

                                    EXHIBIT J
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998


                                Form of Guaranty
                                ----------------

                                    EXHIBIT K
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                    Form of Legal Opinion of Counsel for the
                    ----------------------------------------
                           Companies and the Guarantor
                           ---------------------------

                                    EXHIBIT L
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                               Required Documents
                               ------------------

                  1. An original fully completed Delivery Certificate (as defined in the Security Agreement);

                  2. The original executed and fully completed promissory note relating to the Mortgage Loan (properly endorsed or assigned to the applicable Company if purchased by such Company), which promissory note shall be duly endorsed in blank and assigned in blank without recourse by an authorized officer of the applicable Company;

                  3. The original executed and fully completed mortgage or deed of trust relating to the Mortgage Loan in proper form for recordation in the appropriate jurisdiction and duly recorded in the appropriate jurisdiction; provided, however, that a certified copy of the executed mortgage or deed of trust relating to the Mortgage Loan may be delivered to the Collateral Agent in lieu of the original recorded deed of trust or mortgage until such time as the original recorded mortgage or deed of trust is received from the recording jurisdiction and submitted to the Collateral Agent; and

                  4. An original executed, fully completed and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Mortgage Loan in proper form for recordation in the appropriate jurisdiction (unless the Collateral Agent determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the applicable Company and a certified true copy thereof shall be provided to the Collateral Agent), together with the original or a duly certified copy of fully completed and proper assignment or assignments of the mortgage or deed of trust from the original holder through any subsequent transferees to the applicable Company in proper form for recordation in the appropriate jurisdiction, duly recorded if local requirements in the jurisdiction in which the Property is located required the recordation of such assignment or assignments.

                                    EXHIBIT M
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                               Litigation Schedule
                               -------------------

                                    EXHIBIT N
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

           Schedule of Permitted Secured Debt and Permitted Other Debt
           -----------------------------------------------------------

                                    EXHIBIT O
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                      Form of Inter-Company Promissory Note
                      -------------------------------------

                                    EXHIBIT P
                                       TO
                       MORTGAGE LOAN WAREHOUSING AGREEMENT
                            DATED AS OF JUNE 30, 1998

                          Additional Required Documents
                          -----------------------------

                  1 Original disclosure statements complying with Regulation Z ("Truth in Lending") of the Board of Governors of the Federal Reserve System and all agreements relating thereto;

                  2. Original Equal Credit Opportunity Act notice and additional disclosure statements or agreements relating thereto;

                  3. Survey of the Property covered by the Mortgage Loan, including a determination of whether or not such Property falls into a flood zone as identified by a HUD identified flood map;

                  4. Written statement signed by the attorney, title company or closing agent responsible for supervising the closing of the Mortgage Loan that such person or entity closed the Mortgage Loan in accordance with any closing instructions received by such person or entity;

                  5. A property and casualty insurance policy on the property subject to the Mortgage Loan covering fire, hazard and extended coverage, and if applicable, flood and earthquake insurance, all in amounts not less than the principal amount of the promissory note relating to the Mortgage Loan (or the maximum amount issuable for flood insurance) which insurance has been endorsed to provide for payment thereof to the applicable Company, as mortgagee, together with written notice to the mortgagor of the fact, if true, that mortgagor's property lies within a flood zone;

                  6. Original or copy of executed application by the Obligor on such Mortgage Loan for such Mortgage Loan;

                  7. Original or copy of credit bureau report on the Obligor on such Mortgage Loan;

                  8. Original HUD-1 settlement statement duly executed by the Obligor on such Mortgage Loan;

                  9. Original complete appraisal obtained with respect to the applicable Property obtained in connection with the Mortgage Loan;

                  10. Original or certified copy of mortgagee's title insurance policy insuring the lien of the Mortgage Loan against the applicable Property; and

                  11. Such other documents as the Administrative Agent may reasonably request from time to time, including but not limited to verification of employment of the Obligor on such Mortgage Loan, verification of deposit by such Obligor (if applicable), and any inspection reports performed with respect to such Obligor or the Property covered by such Mortgage Loan.

                                    GUARANTY


                  GUARANTY, dated as of June 30, 1998, made by EMERGENT GROUP, INC., a South Carolina corporation (the "Guarantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (the "Administrative Agent") pursuant to the Credit Agreement referred to below.


                              W I T N E S S E T H :

                  WHEREAS, HomeGold, Inc. and Carolina Investors, Inc., each a South Carolina corporation (each a "Company" and collectively, the "Companies"), the financial institutions from time to time party thereto (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS, the Guarantor directly owns all of the issued and outstanding shares of capital stock of each of the Companies; and

                  WHEREAS, pursuant to the Credit Agreement, the Guarantor is required to execute and deliver to the Administrative Agent a guaranty guaranteeing the Loans (as defined in the Credit Agreement) to the Companies and all other Obligations (as hereinafter defined) under the Credit Documents (as defined in the Credit Agreement);

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Credit Agreement, the Guarantor hereby agrees with the Lenders as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Guaranty. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Companies as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all (A) amounts now or hereafter owing in respect of the Notes, the Credit Agreement and the other Credit Documents, including, without limitation, all Obligations (as defined in the Credit Agreement), whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses or otherwise, and (B) indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of the Companies to the Administrative Agent and the Lenders (the "Obligations"), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent and the Lenders in enforcing their rights under this Guaranty.

                  SECTION 3.        Guarantor's Obligations Unconditional.

                  (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Documents to which the Companies are a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be made by the Administrative Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Credit Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Companies or whether the Companies are joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Credit Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Credit Documents or the amount evidenced by the Credit Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Administrative Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Companies or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

                  (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which the Loans, all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Companies or otherwise, all as though such payment had not been made.

                  SECTION 4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Companies;
(iii) notice of any actions taken by the Administrative Agent, any Lender or the Companies or any other Obligor under any Credit Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Administrative Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source;
(vi) any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Companies or any other Person or any Collateral and (vii) any other defense available to the Guarantor.

                  SECTION 5. Subrogation. The Guarantor hereby irrevocably waives and agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Companies on account of any payments made under this Agreement or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Administrative Agent to be applied in whole or in part by the Administrative Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Credit Agreement.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, and has all requisite power and authority to execute, deliver and perform this Guaranty and each other Credit Document to which the Guarantor is a party.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Credit Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action; (ii) do not and will not contravene its organizational documents or any applicable law;
(iii) do not and will not violate any contractual restriction binding on or otherwise affecting the Guarantor or any of its properties; and (iv) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than pursuant to any Credit Document).

                  (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Credit Documents to which the Guarantor is a party.

                  (d) Each of this Guaranty and the other Credit Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principles affecting the enforcement of creditors' rights generally.

                  (e) There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject before any court, or other foreign, Federal, State or local governmental authority or any arbitrator
(i) which challenges the validity or enforceability of this Guaranty or any of the other Credit Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

                  (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Companies, and has no need of, or right to obtain from the Administrative Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Companies that may come under the control of the Administrative Agent or any Lender.

                  SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent and the Lenders may have.

                  SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address specified on the signature page hereto; if to the Administrative Agent, to it at its address as specified in the Credit Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and a confirmation is received and (iii) if delivered, upon delivery.

                  SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.

                  (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor hereby irrevocably appoints Mark S. Keegan (the "Process Agent"), with an office on the date hereof at Suite 750, 15 South Main Street, Greenville, South Carolina 29601, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 9 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

                  (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Credit Documents.

                  SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE CREDIT AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 11.       Miscellaneous.

                  (a) The Guarantor will make each payment hereunder in Dollars and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

                  (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Administrative Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) No failure on the part of the Administrative Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent and the Lenders provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent and the Lenders under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent and the Lenders to exercise any of their rights under any other Credit Document against such party or against any other Person.

                  (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 10.13 of the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Credit Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

                  (f) This Guaranty shall be governed by, and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.


                                               EMERGENT GROUP, INC.

                                               By:   ___________________________
                                                           Name:
                                                           Title:

                                               Address for Notices:
                                               15 South Main Street
                                               Suite 750
                                               Greenville, South Carolina 29601
                                               Attention:
                                               Telecopier No.: (   )

                                      NOTE

$200,000,000                                             Dated:   June 30, 1998
                                                         New York, New York

                  FOR VALUE RECEIVED, HOMEGOLD, INC., a South Carolina corporation, and CAROLINA INVESTORS, INC., a South Carolina corporation (the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (the "Lender") (i) the principal amount of TWO HUNDRED MILLION DOLLARS ($200,000,000), or if less, the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement hereinafter referred to) made by the Lender to the Borrower, payable on the Maturity Date (as defined in the Credit Agreement) and (ii) interest on the unpaid principal amount of all Loans, from the date hereof until all such principal amounts are paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Notwithstanding any other provision of this Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States of America in immediately available funds to The CIT Group/Business Credit, Inc., as agent (the "Administrative Agent"), at its office located at 1211 Avenue of the Americas, New York, New York 10036 or such other office as the Administrative Agent may designate.

                  This Note is the Note referred to in, and is entitled to the benefits of, the Mortgage Loan Warehousing Agreement dated as of June 30, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrowers, the financial institutions from time to time party to the Credit Agreement and the Administrative Agent. The Credit Agreement, among other things, contains provisions for certain stated events of default and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein. The Borrowers hereby waive presentment for payment, demand, protest and notice of dishonor of this Note.

                  This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.


HOMEGOLD, INC.                                          CAROLINA INVESTORS, INC.



By:_____________________________________   By:__________________________________
      Name:  Kevin J. Mast                      Name:  Kevin J. Mast
      Title: Executive Vice President,          Title: Executive Vice President,
             CFO, Treasurer and                        CFO, Treasurer and
             Assistant Secretary                       Secretary

                             PARENT PLEDGE AGREEMENT


                  PARENT PLEDGE AGREEMENT dated as of June 30, 1998, made by EMERGENT GROUP, INC., a South Carolina corporation (the "Pledgor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, HomeGold, Inc. and Carolina Investors, Inc. (collectively, the "Companies"), the financial institutions from time to time party to the Credit Agreement (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS,  pursuant  to a  Guaranty  dated  June 30,  1998 (the
"Guaranty"), the Pledgor has agreed to guarantee the obligations of the Companies under the Credit Agreement;

                  WHEREAS, the Pledgor owns all of the outstanding capital stock of each of the Companies and no less than 80% of the outstanding capital stock of Sterling Lending Corporation ("Sterling");

                  WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Credit Agreement that the Pledgor shall have executed and delivered to the Administrative Agent a pledge agreement providing for the pledge to the Administrative Agent of, and the grant to the Administrative Agent for the benefit of the Lenders of a security interest in all of the issued and outstanding shares of capital stock from time to time owned by the Pledgor in each of the Companies and Sterling;

                  WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement with the Companies, the Pledgor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. Definitions. All terms used in this Agreement which are defined in the Credit Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

                  (a) the shares of stock  described  in  Schedule I hereto (the
"Pledged Shares") issued by the Companies, the certificates representing the Pledged Shares, all warrants, options and other rights, contractual or otherwise, in respect thereof and all dividends, interest, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, by way of redemption, bonus, preference, option rights or otherwise;

                  (b) all additional shares of stock, from time to time acquired by the Pledgor, of the Companies, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

                  (c)      all proceeds of any and all of the foregoing;

                  in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of its Guaranty and the other Credit Documents to which it is a party, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document to which it is a party; and

                  (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of its Guaranty and the other Credit Documents to which it is a party.

                  SECTION 4.        Delivery of the Pledged Collateral.

                  (a) All certificates currently representing the Pledged Shares shall be delivered to the Administrative Agent, together with any necessary indorsement and/or appropriate stock transfer form duly executed in blank, on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged

Collateral from time to time or required to be pledged to the Administrative Agent pursuant to the terms of the Credit Documents to which it is a party (the "Additional Collateral") shall be delivered to the Administrative Agent within 10 Business Days of receipt thereof by or on behalf of the Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Administrative Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. Within 10 Business Days of the receipt by the Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") shall be delivered to the Administrative Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Credit Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedule I hereto. The Pledgor hereby authorizes the
Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

                  (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Administrative Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers or stock transfer forms duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION  5.   Representations  and  Warranties.   The  Pledgor
represents and warrants as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute all of the issued shares of capital stock of each of HomeGold, Inc. and Carolina Investors, Inc. as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

                  (b) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by the Credit Agreement and the other Credit Documents to which it is a party.

                  (c) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Credit Documents.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Administrative Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

                  (e) This Agreement creates a valid security interest in favor of the Administrative Agent in the Pledged Collateral, as security for the Obligations. The Administrative Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Administrative Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

                  (f) The execution, delivery and performance of this Agreement will not violate any provision of the EGI Note Indenture, including, without limitation, Section 1012 thereof, and the Lien created and evidenced by this Pledge Agreement constitutes a "Permitted Lien" under the terms of the EGI Note Indenture.

                  SECTION 6. Covenants as to the Pledged Collateral.  So long as
any  Obligations  shall  remain  outstanding,   the  Pledgor  will,  unless  the
Administrative Agent shall otherwise consent in writing:

                   (a) keep adequate records concerning the Pledged Collateral and permit the Administrative Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 6.05 of the Credit Agreement;

                  (b) at its expense, upon the request of the Administrative Agent, promptly deliver to the Administrative Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

                  (c) at its expense, defend the Administrative Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Administrative Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

                  (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof;

                  (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Credit Document to which it is a party;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Credit Documents and applicable securities laws;

                  (h) not permit the issuance of (i) any additional shares of any class of capital stock of a Company, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

                  (i) not take or fail to take any action which would in any manner impair the enforceability of the Administrative Agent's security interest in any Pledged Collateral.

                  SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) the Pledgor may  exercise  any and all voting and
other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this

Agreement, the Credit Agreement or the other Credit Documents; provided, however, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Administrative Agent gives it notice that, in the Administrative Agent's reasonable judgment, such action would have a material adverse effect upon such Pledged Collateral and (B) the Pledgor will give the Administrative Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a material adverse effect upon such Pledged Collateral;

                           (ii) the  Pledgor  may receive and retain any and all
dividends paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Administrative Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Administrative Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Administrative Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations; and

                           (iii)  the  Administrative  Agent  will  execute  and
deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) all rights of the Pledgor to exercise  the voting
and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Administrative Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                           (ii)   without   limiting  the   generality   of  the
foregoing, the Administrative Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger,
consolidation,  reorganization,   recapitalization
or other adjustment of a Company, or upon the exercise by a Company of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                           (iv) all  dividends and interest  payments  which are
received by the Pledgor  contrary to the  provisions  of  paragraph  (i) of this
Section 7(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

       SECTION 8. Additional Provisions Concerning the Pledged Collateral.

                  (a) The Pledgor hereby authorizes the Administrative Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

                  (b) The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

                  (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

                  (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the
Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e) The Administrative Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Credit Documents in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Administrative Agent may, in such event, bid for the purchase of such securities.

                  (c) Any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10 hereof) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect consistent with the provisions of the Credit Documents. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

                  (d)  In  the  event  that  the  proceeds  of  any  such  sale, collection  or  realization  are  insufficient  to pay all  amounts to which the
Administrative Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent and any Lender to collect such deficiency.

                  SECTION 10.       Indemnity and Expenses.

                  (a) The Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Pledgor will upon demand pay to the Administrative Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Guaranty, and if to the Administrative Agent, to it at its address specified in the Credit Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received, or (iii) if delivered, upon delivery.

                  SECTION 12.       Consent to Jurisdiction, Etc.

                  (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

                  (c) Nothing contained in this Section 12 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

                  SECTION 13. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ARISING FROM ANY OTHER CREDIT DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 14.       Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative

Agent under any document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other document against such party or against any other person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Total Commitment has been terminated and (ii) be binding on the Pledgor and by its acceptance hereof, the Administrative Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Pledgor, the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Administrative Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Administrative Agent shall mean the assignee of the Administrative Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

                  (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Administrative Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

                  (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                         EMERGENT GROUP, INC.



                                         By:      _____________________________
                                         Name:    _____________________________
                                         Title:   _____________________________


ACCEPTED AND AGREED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Administrative Agent

By:    _______________________
Name:_________________________
Title: _______________________

                         SCHEDULE I TO PLEDGE AGREEMENT

                                 Pledged Shares
                                 ---------------

  Name of Issuer          Class          Number of               Certificate
  --------------         ------          ---------               -----------
                                         Shares                  No.(s)
                                         -------                 ------






HomeGold, Inc.

Carolina Investors, Inc.

Sterling Lending Corporation

                                   SCHEDULE II

                                       TO

                                PLEDGE AGREEMENT

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated  ___________________________,  is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement made by Emergent Group, Inc., dated June 30, 1998, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.



                                 Pledged Shares
                                 --------------

 Name of Issuer               Number of Shares       Class    Certificate No(s)
 --------------              -----------------       -----    -----------------






                                                    EMERGENT GROUP, INC.



                                                    By:      __________________
                                                              Name:
                                                              Title:

                               SUBSIDIARY GUARANTY


                  SUBSIDIARY GUARANTY, dated as of June 30, 1998, made by EMERGENT MORTGAGE CORP. OF TENNESSEE, a South Carolina corporation (the "Guarantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (the "Administrative Agent") pursuant to the Credit Agreement referred to below.


                              W I T N E S S E T H :

                  WHEREAS,   HomeGold,   Inc.,  a  South  Carolina   corporation
("HomeGold") and Carolina Investors, Inc., a South Carolina corporation ("Carolina" and together with HomeGold, each a "Company" and collectively, the "Companies"), the financial institutions from time to time party thereto (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS, the Guarantor is a direct, wholly-owned Subsidiary of HomeGold and is an Affiliate of Carolina;

                  WHEREAS, the Lenders are not willing to make the Loans to the Companies unless the Guarantor unconditionally guarantees payment and performance to the Lenders of the Obligations under the Credit Agreement (as herein defined);

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Credit Agreement, the Guarantor hereby agrees with the Lenders as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Guaranty. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Companies as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all (A) amounts now or hereafter owing in respect of the Notes, the Credit Agreement and the other Credit Documents, including, without limitation, all Obligations (as defined in the Credit Agreement), whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses or otherwise, and (B) indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of the Companies to the Administrative Agent and the Lenders (the "Obligations"), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent and the Lenders in enforcing their rights under this Guaranty.

                  SECTION 3.        Guarantor's Obligations Unconditional.

                           (a)  The  Guarantor   hereby   guarantees   that  the
Obligations will be paid strictly in accordance with the terms of the Credit Documents to which the Companies are a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be made by the Administrative Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Credit Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Companies or whether the Companies are joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Credit Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Credit Documents or the amount evidenced by the Credit Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Administrative Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Companies or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

                           (b) This  Guaranty (i) is a  continuing  guaranty and
shall remain in full force and effect until such date on which the Loans, all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Companies or otherwise, all as though such payment had not been made.

                  SECTION 4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Companies;
(iii) notice of any actions taken by the Administrative Agent, any Lender or the Companies or any other Obligor under any Credit Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Administrative Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source;
(vi) any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Companies or any other Person or any Collateral and (vii) any other defense available to the Guarantor.

                  SECTION 5. Subrogation. The Guarantor hereby irrevocably waives and agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Companies on account of any payments made under this Agreement or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Administrative Agent to be applied in whole or in part by the Administrative Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Credit Agreement.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                           (a)  It  is a  corporation  duly  organized,  validly
existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, and has all requisite power and authority to execute, deliver and perform this Guaranty and each other Credit Document to which the Guarantor is a party.

                           (b) The  execution,  delivery and  performance by the
Guarantor of this Guaranty and each other Credit Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action; (ii) do not and will not contravene its organizational documents or any applicable law; (iii) do not and will not violate any contractual restriction binding on or otherwise affecting the Guarantor or any of its properties; and (iv) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than pursuant to any Credit Document).

                           (c) No  authorization,  approval or other  action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Credit Documents to which the Guarantor is a party.

                           (d)  Each  of this  Guaranty  and  the  other  Credit
Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principles affecting the enforcement of creditors' rights generally.

                           (e) There is no pending or, to the best  knowledge of
the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject before any court, or other foreign, Federal, State or local governmental authority or any arbitrator
(i) which challenges the validity or enforceability of this Guaranty or any of the other Credit Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

                           (f) The  Guarantor  now has and will continue to have
independent means of obtaining information concerning the affairs, financial condition and business of the Companies, and has no need of, or right to obtain from the Administrative Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Companies that may come under the control of the Administrative Agent or any Lender.

                  SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent and the Lenders may have.

                  SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address as specified on the signature page hereto; if to the Administrative Agent, to it at its address as set forth in the Credit Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and a confirmation is received and (iii) if delivered, upon delivery.

                  SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.

                  (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor hereby irrevocably appoints Mark S. Keegan (the "Process Agent"), with an office on the date hereof at Suite 750, 15 South Main Street, Greenville, South Carolina 29601, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 9 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

                  (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Credit Documents.

                  SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE CREDIT AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 11. Fraudulent Transfers and Conveyances. The Guarantor and the Administrative Agent (by its acceptance of the benefits of this Guaranty) hereby confirm that it is their intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code of 1978, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, the Guarantor and the Administrative Agent

(by its acceptance of the benefits of this Guaranty) hereby irrevocably agree that the Obligations guaranteed by the Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among any other guarantors, result in the Obligations guaranteed by the Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  SECTION 12.       Miscellaneous.

                           (a) The Guarantor will make each payment hereunder in
Dollars and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

                           (b) No  amendment of any  provision of this  Guaranty
shall be effective unless it is in writing and signed by the Guarantor and the Administrative Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (c) No  failure  on the  part  of the  Administrative
Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent and the Lenders provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent and the Lenders under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent and the Lenders to exercise any of their rights under any other Credit Document against such party or against any other Person.

                           (d)  Any   provision  of  this   Guaranty   which  is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (e)  This  Guaranty  shall  (i)  be  binding  on  the
Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately  preceding sentence,  to the extent permitted by Section
10.13 of the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Credit Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

                           (f) This Guaranty shall be governed by, and construed
in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.


                                    EMERGENT MORTGAGE CORP. OF TENNESSEE


                                    By:   ___________________________
                                          Name:
                                          Title:


                                    Address for Notices:
                                    15 South Main Street
                                    Suite 750
                                    Greenville, South Carolina 29601
                                    Attention:___________________________
                                    Telecopier No.: (   )________________

                               GUARANTY (STERLING)


                  GUARANTY, dated as of June 30, 1998, made by STERLING LENDING CORPORATION, a South Carolina corporation (the "Guarantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (the "Administrative Agent") pursuant to the Credit Agreement referred to below.


                              W I T N E S S E T H :

                  WHEREAS, HomeGold, Inc. and Carolina Investors, Inc., each a South Carolina corporation (each a "Company" and collectively, the "Companies"), the financial institutions party thereto (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS, the Guarantor is an Affiliate of the Companies;

                  WHEREAS, the Lenders are not willing to make the Loans to the Companies unless the Guarantor unconditionally guarantees payment and performance to the Lenders of the Obligations under the Credit Agreement (as herein defined);

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Credit Agreement, the Guarantor hereby agrees with the Lenders as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Guaranty. The Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Companies as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all (A) amounts now or hereafter owing in respect of the Notes, the Credit Agreement and the other Credit Documents, including, without limitation, all Obligations (as defined in the Credit Agreement), whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, expenses or otherwise, and (B) indebtedness, obligations and other liabilities, direct or indirect, absolute or contingent, now existing or hereafter arising of the Companies to the Administrative Agent and the Lenders (the "Obligations"), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent and the Lenders in enforcing their rights under this Guaranty.

                  SECTION 3.        Guarantor's Obligations Unconditional.

                           (a)  The  Guarantor   hereby   guarantees   that  the
Obligations will be paid strictly in accordance with the terms of the Credit Documents to which the Companies are a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be made by the Administrative Agent or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Credit Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Companies or whether the Companies are joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto; (ii) any extension or change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations (including, without limitation, any extension for longer than the original period), or any other amendment or waiver of or consent to any departure from any provision of any Credit Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Credit Documents or the amount evidenced by the Credit Documents); (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations; (iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Administrative Agent or the Lenders, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Companies or any other guarantor in respect of the Obligations or the Guarantor in respect hereof.

                           (b) This  Guaranty (i) is a  continuing  guaranty and
shall remain in full force and effect until such date on which the Loans, all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Companies or otherwise, all as though such payment had not been made.

                  SECTION 4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Companies;
(iii) notice of any actions taken by the Administrative Agent, any Lender or the Companies or any other Obligor under any Credit Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Administrative Agent or the Lenders to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source;
(vi) any requirement that the Administrative Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Companies or any other Person or any Collateral and (vii) any other defense available to the Guarantor.

                  SECTION 5. Subrogation. The Guarantor hereby irrevocably waives and agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Companies on account of any payments made under this Agreement or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Administrative Agent to be applied in whole or in part by the Administrative Agent against the Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Credit Agreement.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                           (a)  It  is a  corporation  duly  organized,  validly
existing and in good standing under the laws of the jurisdiction of its organization as set forth on the first page hereof, and has all requisite power and authority to execute, deliver and perform this Guaranty and each other Credit Document to which the Guarantor is a party.

                           (b) The  execution,  delivery and  performance by the
Guarantor of this Guaranty and each other Credit Document to which the Guarantor is a party (i) have been duly authorized by all necessary corporate action; (ii) do not and will not contravene its organizational documents or any applicable law; (iii) do not and will not violate any contractual restriction binding on or otherwise affecting the Guarantor or any of its properties; and (iv) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than pursuant to any Credit Document).

                           (c) No  authorization,  approval or other  action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Credit Documents to which the Guarantor is a party.

                           (d)  Each  of this  Guaranty  and  the  other  Credit
Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principles affecting the enforcement of creditors' rights generally.

                           (e) There is no pending or, to the best  knowledge of
the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject before any court, or other foreign, Federal, State or local governmental authority or any arbitrator
(i) which challenges the validity or enforceability of this Guaranty or any of the other Credit Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

                           (f) The  Guarantor  now has and will continue to have
independent means of obtaining information concerning the affairs, financial condition and business of the Companies, and has no need of, or right to obtain from the Administrative Agent or any Lender, any credit or other information concerning the affairs, financial condition or business of the Companies that may come under the control of the Administrative Agent or any Lender.

                  SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and the Lenders may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Administrative Agent or any Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Administrative Agent and the Lenders agree to notify the Guarantor promptly after any such set-off and application made by the Administrative Agent or such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent and the Lenders may have.

                  SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address as specified on the signature page hereto; if to the Administrative Agent, to it at its address as set forth in the Credit Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and a confirmation is received and (iii) if delivered, upon delivery.

                  SECTION 9.  Consent to Jurisdiction; Waiver of Immunities.

                  (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantor hereby irrevocably appoints Mark S. Keegan (the "Process Agent"), with an office on the date hereof at Suite 750, 15 South Main Street, Greenville, South Carolina 29601, as its agent to receive on behalf of the Guarantor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to the Guarantor in care of the Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section 9 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

                  (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Credit Documents.

                  SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND, BY ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT AND THE LENDERS WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE CREDIT AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 11. Fraudulent Transfers and Conveyances. The Guarantor and the Administrative Agent (by its acceptance of the benefits of this Guaranty) hereby confirm that it is their intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code of 1978, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, the Guarantor and the Administrative Agent

(by its acceptance of the benefits of this Guaranty) hereby irrevocably agree that the Obligations guaranteed by the Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among any other guarantors, result in the Obligations guaranteed by the Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  SECTION 12.       Miscellaneous.

                           (a) The Guarantor will make each payment hereunder in
Dollars and in immediately available funds to the Administrative Agent, for the benefit of the Lenders, at such address specified by the Administrative Agent from time to time by notice to the Guarantor.

                           (b) No  amendment of any  provision of this  Guaranty
shall be effective unless it is in writing and signed by the Guarantor and the Administrative Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (c) No  failure  on the  part  of the  Administrative
Agent, acting on behalf of the Lenders, to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent and the Lenders provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent and the Lenders under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent and the Lenders to exercise any of their rights under any other Credit Document against such party or against any other Person.

                           (d)  Any   provision  of  this   Guaranty   which  is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (e)  This  Guaranty  shall  (i)  be  binding  on  the
Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately  preceding sentence,  to the extent permitted by Section
10.13 of the Credit Agreement, any Lender may assign or otherwise transfer any Note held by it, and assign or otherwise transfer its rights under any other Credit Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

                           (f) This Guaranty shall be governed by, and construed
in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.


                               STERLING LENDING CORPORATION


                               By:   ___________________________
                                     Name:
                                     Title:


                               Address for Notices:
                               15 South Main Street
                               Suite 750
                               Greenville, South Carolina 29601
                               Attention:  Group General Counsel
                               Telecopier No.: (   )

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of June 30, 1998, made by HOMEGOLD, INC., a South Carolina corporation (the "Grantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

                  WHEREAS, Grantor and Carolina Investors, Inc., a South Carolina corporation (together with the Grantor, each a "Borrower" and collectively the "Borrowers"), the Administrative Agent and the financial institutions from time to time party thereto (the "Lenders") are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving credit loans to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed $200,000,000 (each a "Loan" and collectively the "Loans");

                  WHEREAS, it is a condition precedent to the Lenders making any Loan pursuant to the Credit Agreement that the Grantor shall have executed and delivered to the Administrative Agent a security agreement providing for the grant to the Administrative Agent for the benefit of the Lenders of a security interest in certain personal property of the Grantor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans, the Grantor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Credit Agreement or in Articles 8 and 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. Grant of Security Interest

                           In order to secure the  payment  and  performance  in
full of the Loans and the other Obligations (as defined in Section 3 hereof), the Grantor hereby assigns and pledges to the Administrative Agent for the benefit of the Lenders and hereby grants to the Administrative Agent for the benefit of the Lenders a security interest in and to the following, wherever located and whether now owned or hereafter existing or acquired by the Grantor (the "Collateral"):

                                    (1)  all  Mortgage   Loans,   including  Wet
                  Mortgage Loans, owned by the Grantor, the Mortgage Note and Mortgage and the other documents evidencing or relating to said Mortgage Loan, all servicing rights and servicing fees and other income arising from or relating to such Mortgage Loans, and all instruments, documents, loan agreements, guarantees, interest rate swap, cap or collar agreements or similar agreements, contract rights, general intangibles, property rights, proceeds and payments arising therefrom or relating thereto, including without limitation the following:

                                            (a) all payments and  prepayments of
                           principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Grantor in and to such property;

                                            (b) all Liens with  respect  thereto
                           or as security therefor;

                                            (c) all hazard  insurance  policies,
                           title insurance policies or condemnation proceeds with respect thereto; and

                                            (d) all prepayment premiums and late
                           payment charges with respect thereto;

                                    (2) all real estate  acquired by the Grantor
                  by deed in lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

                                    (3) all  commitments  issued by Investors to
                  purchase Mortgage Loans from the Grantor ("Purchase Commitments") and all rights of the Grantor with respect thereto;

                                    (4) all  right,  title and  interest  of the
                  Grantor in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Grantor with respect to such Mortgage Loans;

                                    (5) the books  and  records  of the  Grantor
                  relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts, microfiche and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

                                    (6) all cash from time to time  deposited in
                  any deposit account of the Grantor with the Custodian, including, without limitation, the Funding Account and the Settlement Account;

                                    (7) (a) all  moneys,  securities  and  other
                  property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Administrative Agent or any Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's sums and credits with, and all of the Grantor's claims against the Administrative Agent or any Lender at any time existing; (b) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, servicing rights and all other forms of obligations receivable whatsoever; (c) all computer programs, software, printouts and other computer materials, credit files, correspondence, advertising materials and other source or business identifiers; (d) all rights under license and franchise agreements, servicing contracts and other contracts and contract rights; (e) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (f) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of the Grantor and all of the Grantor's rights with respect thereto;
                  (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (h) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (i) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Grantor at any Lender and all funds on deposit therein; (j)
                  all credits with and other claims against third parties; (k) all rights to indemnification; (l) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (m) all proceeds of insurance of which the Grantor is the beneficiary; (n) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (o) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (p) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind, whether or not similar to the foregoing, in each instance, however and wherever arising;

                                    (8)  all  investment  property,  securities,
                  securities accounts, financial assets and all securities entitlements of the Grantor in any and all of the foregoing; and

                                    (9)  all  proceeds  of  any  and  all of the
                  foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 2 and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent or the Grantor is the loss payee thereof), or any indemnity, warranty, guaranty or insured closing letter, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes, and the other Credit Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document; and

                  (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Credit Agreement, the Notes, and all other Credit Documents.

                  SECTION  4.   Representations  and  Warranties.   The  Grantor
represents and warrants as follows:

                  (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Administrative Agent of any of its rights or remedies hereunder.

                  (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                  (c) The Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, and (ii) the security interests and other encumbrances permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Administrative Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Credit Agreement.

                  (d) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Administrative Agent of any of its rights and remedies hereunder, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in SCHEDULE I hereto.

                  (f) This Agreement creates valid security interests in favor of the Administrative Agent for the benefit of the Lenders in the Collateral, as security for the Obligations. The Administrative Agent's having possession of all instruments and cash constituting Collateral from time to time and the filing of the financing statements described in SCHEDULE I hereto result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Credit Agreement. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Administrative Agent's (or any agent, bailee or custodian thereof) having possession of Collateral consisting of instruments or cash after the date hereof.

                  (g) Each Mortgage Loan included in the Collateral and documents related thereto (a) has not been modified or amended and has not had any requirements thereof waived except for minor modifications in the ordinary course of the Grantor's business which do not in any event adversely affect the value or marketability of the relevant item of Collateral (b) complies with the terms of the Credit Documents, including, without limitation, this Agreement, and (c) has been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) fully advanced in the respective face amounts thereof. With respect to each such pledged Mortgage Loan, the Grantor has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) in its possession all documents and instruments required to be possessed by the Grantor (x) under this Agreement, (y) under applicable law and
(z) under a Purchase Commitment, if any, other than those documents and instruments which are in the possession of the Custodian.

                  (h) No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any pledged Mortgage Loan.

                  (i) Escrow Deposits. Any monies held by the Grantor representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans are held by the Grantor in accordance with applicable laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                  (j) Additional Representations. The additional representations and warranties set forth in Schedule III attached hereto are true and correct.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding or the Total Commitment shall not have terminated, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest created hereby, (B) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Administrative Agent may request in order to perfect and preserve the security interest purported to be created hereby, and (C) furnishing to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (b)      Transfers and Other Liens.

                           (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under the Credit Agreement, subject to the obligation of the Grantor to make payments pursuant to Section 2.06(d) of the Credit Agreement.

                           (ii) The Grantor will not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for (A) the Liens and security interest created by this Agreement and the other Credit Documents and
         (B) the Liens, security interests and other encumbrances permitted by the Credit Agreement.

                  (c) Performance under Servicing Contracts; Escrow Deposits. The Grantor shall service or cause to be serviced all Mortgages in accordance with the terms and provisions set forth in Schedule II attended hereto. The Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, subject to the prior rights of any sub-servicer pursuant to a legally binding servicing agreement between the Grantor and such sub-servicer, terminate the Grantor as servicer and transfer servicing to the Administrative Agent's designee, at no cost or expense to the Administrative Agent and the Lenders, it being agreed that the Grantor will pay any and all fees required to effectuate the transfer of servicing to the designee of the Administrative Agent. The Grantor shall permit the Administrative Agent or its designee to inspect the Grantor's servicing facilities, in the absence of a continuing Event of Default, during normal business hours, for the purpose of satisfying the Administrative Agent that the Grantor has the ability to service the Mortgage Loans as provided in the Credit Agreement. It shall hold all escrow deposits in accordance with all applicable Laws and all agreements relating to such escrow deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for purposes for which such escrow deposits were collected in accordance with all applicable Laws and agreements.

                  (d) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. The Grantor shall notify the Administrative Agent of (a) any default under any Mortgage pledged hereunder and delivered to the Custodian, (b) the failure of any items of Collateral which are required by the terms hereof to be covered by a Purchase Commitment to be so covered, (c) the failure of any Eligible Mortgage Loan that is included in the Borrowing Base to no longer satisfy the requirements of the Credit Agreement for inclusion in the Borrowing Base, and (d) any other matter which has a material adverse effect on the Collateral.

                  (e) Inspection and Reporting. The Grantor shall permit the Administrative Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Administrative Agent may designate
(i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and (iii) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided in the Credit Agreement.

           SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) The Grantor hereby authorizes the Administrative Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                  (b) The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion upon the occurrence of an Event of Default, to take any action and to execute any instrument which such Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 6.09 of the Credit Agreement and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any Collateral.

                  (c) If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Administrative Agent, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

                  (d) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place or places to be designated by the Administrative Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Administrative Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof.

                  (b) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Administrative

Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any part of the Obligations.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Administrative Agent to collect such deficiency.

                  SECTION 8.        Indemnity and Expenses.

                  (a) The Grantor agrees to indemnify and hold the Administrative Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees and disbursements of Administrative Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or the Administrative Agent, to the parties and at the addresses specified in the Credit Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received or (iii) if delivered, upon delivery.

                  SECTION 10.       Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other Credit Document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations after the Total Commitment has been terminated, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Credit Agreement, the Administrative Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Credit Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent and the Lenders herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Administrative Agent will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the
validity  and   perfection  or  the  perfection  and  effect  of
perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [GRANTOR]

                                       By:_____________________
                                      Name:____________________
                                     Title:____________________

                        SCHEDULE I TO SECURITY AGREEMENT

                           UCC-1 FINANCING STATEMENTS

                        SCHEDULE II TO SECURITY AGREEMENT

                         SERVICING TERMS AND PROVISIONS

                       SCHEDULE III TO SECURITY AGREEMENT

      ADDITIONAL REPRESENTATIONS AND WARRANTIES RE: ELIGIBLE MORTGAGE LOANS

                  As to each Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Grantor shall be deemed to make the following representations and warranties to the Lenders as of such date and as of each date Unit Collateral Value is determined. With respect to any representations and warranties made to the best of the Grantor's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Grantor, then, notwithstanding that such representation and warranty is made to the best of the Grantor's knowledge, such Mortgage Loan may, at the option of the Administrative Agent, be excluded from the Borrowing Base or be assigned an Unit Collateral Value lower than that set forth in the Credit Agreement:

(1) Mortgage Loan Schedule. The information set forth on the Mortgage Loan Schedule with respect to such Eligible Mortgage Loan is true and correct as of the date of each Loan in all material respects;

(2) No Defenses. To the best of the Grantor's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(3) Mortgaged Property Undamaged. To the best of the Grantor's knowledge, each related mortgaged property is free of material damage and is in good repair;

(4) No Modifications. Neither the Grantor nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Administrative Agent and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related mortgaged property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Administrative Agent prior to the date of the Loan, in which case a copy of such modification agreement will have been delivered to the Grantor and the Custodian;

(5) Title Insurance. Except with respect to High-LTV Mortgage Loans, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the date of the funding of the related

         Loan of each such Eligible Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related mortgaged property is located, which policy insures the Grantor and successor owners of indebtedness secured by the insured related Mortgage, as to the first or second priority lien of such Mortgage; to the best of the Grantor's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Grantor, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(6) Origination. Such Eligible Mortgage Loan was originated by the Grantor or, if not originated by the Grantor, was purchased by the Grantor and substantially in accordance with the Underwriting Guidelines then in effect;

(7) No Encroachments. To the best of the Grantor's knowledge, all of the improvements which were included for the purpose of determining the Unit Collateral Value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such mortgaged property unless the applicable title insurance policy for such mortgaged property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;

(8) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and
         (ii) otherwise by judicial foreclosure;

(9) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Administrative Agent to the trustee under the deed of trust, except in connection with a trustees sale after default by the related mortgagor;

(10) No Shared Appreciation; No Contingent Interests. Such Eligible Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

(11) Due on Sale. Such Eligible Mortgage Loan contains a "due-on-sale" clause unless prohibited by applicable law;

(12) No Condemnation. To the best of the Grantor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related mortgaged property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;

                                     III-2

(13) No Future Advances. There is no obligation on the part of the Grantor or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(14) No Assessments. To the best of the Grantor's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a material adverse effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a material adverse effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Grantor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

(15) Appraisal. The related Mortgage File as defined in the Custodian Agreement contains an appraisal of the related mortgaged property signed by an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the related mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Mortgage Loan; the appraisal satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(16) No Graduated Payments; No Buydowns: No Convertible Mortgage Assets. Unless otherwise specified in the related Loan Request, such Eligible Mortgage Loan is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Mortgage Loan subject to a temporary buydown or similar arrangement. If the Eligible Mortgage Loan has an adjustable rate, it is not convertible at the option of the related mortgagor to a fixed rate mortgage loan;

(17) No Fraud. To the best of the Grantor's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Mortgage Loan.




                                     III-3

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of June 30, 1998, made by CAROLINA INVESTORS, INC., a South Carolina corporation (the "Grantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

                  WHEREAS, Grantor and HomeGold, Inc., a South Carolina corporation (together with the Grantor, each a "Borrower" and collectively the "Borrowers"), the Administrative Agent and the financial institutions from time to time party thereto (the "Lenders") are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving credit loans to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed $200,000,000 (each a "Loan" and collectively the "Loans");

                  WHEREAS, it is a condition precedent to the Lenders making any Loan pursuant to the Credit Agreement that the Grantor shall have executed and delivered to the Administrative Agent a security agreement providing for the grant to the Administrative Agent for the benefit of the Lenders of a security interest in certain personal property of the Grantor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans, the Grantor hereby agrees with the Administrative Agent as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Credit Agreement or in Articles 8 and 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2.        Grant of Security Interest

                           In order to secure the  payment  and  performance  in
full of the Loans and the other Obligations (as defined in Section 3 hereof), the Grantor hereby assigns and pledges to the Administrative Agent for the benefit of the Lenders and hereby grants to the Administrative Agent for the benefit of the Lenders a security interest in and to the following, wherever located and whether now owned or hereafter existing or acquired by the Grantor (the "Collateral"):

                                    (1)  all  Mortgage   Loans,   including  Wet
                  Mortgage Loans, owned by the Grantor, the Mortgage Note and Mortgage and the other documents evidencing or relating to said Mortgage Loan, all servicing rights and servicing fees and other income arising from or relating to such Mortgage Loans, and all instruments, documents, loan agreements, guarantees, interest rate swap, cap or collar agreements or similar agreements, contract rights, general intangibles, property rights, proceeds and payments arising therefrom or relating thereto, including without limitation the following:

                                            (a) all payments and  prepayments of
                           principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Grantor in and to such property;

                                            (b) all Liens with  respect  thereto
                           or as security therefor;

                                            (c) all hazard  insurance  policies,
                           title insurance policies or condemnation proceeds with respect thereto; and

                                            (d) all prepayment premiums and late
                           payment charges with respect thereto;

                                    (2) all real estate  acquired by the Grantor
                  by deed in lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

                                    (3) all  commitments  issued by Investors to
                  purchase Mortgage Loans from the Grantor ("Purchase Commitments") and all rights of the Grantor with respect thereto;

                                    (4) all  right,  title and  interest  of the
                  Grantor in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Grantor with respect to such Mortgage Loans;

                                    (5) the books  and  records  of the  Grantor
                  relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts, microfiche and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

                                    (6) all cash from time to time  deposited in
                  any deposit account of the Grantor with the Custodian, including, without limitation, the Funding Account and the Settlement Account;

                                    (7) (a) all  moneys,  securities  and  other
                  property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Administrative Agent or any Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's sums and credits with, and all of the Grantor's claims against the Administrative Agent or any Lender at any time existing; (b) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, servicing rights and all other forms of obligations receivable whatsoever; (c) all computer programs, software, printouts and other computer materials, credit files, correspondence, advertising materials and other source or business identifiers; (d) all rights under license and franchise agreements, servicing contracts and other contracts and contract rights; (e) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (f) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of the Grantor and all of the Grantor's rights with respect thereto;
                  (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (h) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (i) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Grantor at any Lender and all funds on deposit therein; (j)
                  all credits with and other claims against third parties; (k) all rights to indemnification; (l) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (m) all proceeds of insurance of which the Grantor is the beneficiary; (n) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (o) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (p) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind, whether or not similar to the foregoing, in each instance, however and wherever arising;

                                    (8)  all  investment  property,  securities,
                  securities accounts, financial assets and all securities entitlements of the Grantor in any and all of the foregoing; and

                                    (9)  all  proceeds  of  any  and  all of the
                  foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 2 and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent or the Grantor is the loss payee thereof), or any indemnity, warranty, guaranty or insured closing letter, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes, and the other Credit Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document; and

                  (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Credit Agreement, the Notes, and all other Credit Documents.

                  SECTION  4.   Representations  and  Warranties.   The  Grantor
                  represents and warrants as follows:

                  (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Administrative Agent of any of its rights or remedies hereunder.

                  (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                  (c) The Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, and (ii) the security interests and other encumbrances permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Administrative Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Credit Agreement.

                  (d) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Administrative Agent of any of its rights and remedies hereunder, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule I hereto.

                  (f) This Agreement creates valid security interests in favor of the Administrative Agent for the benefit of the Lenders in the Collateral, as security for the Obligations. The Administrative Agent's having possession of all instruments and cash constituting Collateral from time to time and the filing of the financing statements described in Schedule I hereto result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Credit Agreement. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Administrative Agent's (or any agent, bailee or custodian thereof) having possession of Collateral consisting of instruments or cash after the date hereof.

                  (g) Each Mortgage Loan included in the Collateral and documents related thereto (a) has not been modified or amended and has not had any requirements thereof waived except for minor modifications in the ordinary course of the Grantor's business which do not in any event adversely affect the value or marketability of the relevant item of Collateral (b) complies with the terms of the Credit Documents, including, without limitation, this Agreement, and (c) has been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) fully advanced in the respective face amounts thereof. With respect to each such pledged Mortgage Loan, the Grantor has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) in its possession all documents and instruments required to be possessed by the Grantor (x) under this Agreement, (y) under applicable law and
(z) under a Purchase Commitment, if any, other than those documents and instruments which are in the possession of the Custodian.

                  (h) No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any pledged Mortgage Loan.

                  (i) Escrow Deposits. Any monies held by the Grantor representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans are held by the Grantor in accordance with applicable laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                  (j) Additional Representations. The additional representations and warranties set forth in Schedule III attached hereto are true and correct.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding or the Total Commitment shall not have terminated, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest created hereby, (B) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Administrative Agent may request in order to perfect and preserve the security interest purported to be created hereby, and (C) furnishing to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (b)      Transfers and Other Liens.

                           (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under the Credit Agreement, subject to the obligation of the Grantor to make payments pursuant to Section 2.06(d) of the Credit Agreement.

                           (ii) The Grantor will not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for (A) the Liens and security interest created by this Agreement and the other Credit Documents and
         (B) the Liens, security interests and other encumbrances permitted by the Credit Agreement.

                  (c) Performance under Servicing Contracts; Escrow Deposits. The Grantor shall service or cause to be serviced all Mortgages in accordance with the terms and provisions set forth in Schedule II attended hereto. The Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, subject to the prior rights of any sub-servicer pursuant to a legally binding servicing agreement between the Grantor and such sub-servicer, terminate the Grantor as servicer and transfer servicing to the Administrative Agent's designee, at no cost or expense to the Administrative Agent and the Lenders, it being agreed that the Grantor will pay any and all fees required to effectuate the transfer of servicing to the designee of the Administrative Agent. The Grantor shall permit the Administrative Agent or its designee to inspect the Grantor's servicing facilities, in the absence of a continuing Event of Default, during normal business hours, for the purpose of satisfying the Administrative Agent that the Grantor has the ability to service the Mortgage Loans as provided in the Credit Agreement. It shall hold all escrow deposits in accordance with all applicable Laws and all agreements relating to such escrow deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for purposes for which such escrow deposits were collected in accordance with all applicable Laws and agreements.

                  (d) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. The Grantor shall notify the Administrative Agent of (a) any default under any Mortgage pledged hereunder and delivered to the Custodian, (b) the failure of any items of Collateral which are required by the terms hereof to be covered by a Purchase Commitment to be so covered, (c) the failure of any Eligible Mortgage Loan that is included in the Borrowing Base to no longer satisfy the requirements of the Credit Agreement for inclusion in the Borrowing Base, and (d) any other matter which has a material adverse effect on the Collateral.

                  (e) Inspection and Reporting. The Grantor shall permit the Administrative Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Administrative Agent may designate
(i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and (iii) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided in the Credit Agreement.

           SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) The Grantor hereby authorizes the Administrative Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                  (b) The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion upon the occurrence of an Event of Default, to take any action and to execute any instrument which such Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 6.09 of the Credit Agreement and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any Collateral.

                  (c) If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Administrative Agent, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

                  (d) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place or places to be designated by the Administrative Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Administrative Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof.

                  (b) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Administrative

Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any part of the Obligations.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Administrative Agent to collect such deficiency.

                  SECTION 8.        Indemnity and Expenses.

                  (a) The Grantor agrees to indemnify and hold the Administrative Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees and disbursements of Administrative Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or the Administrative Agent, to the parties and at the addresses specified in the Credit Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received or (iii) if delivered, upon delivery.

                  SECTION 10.       Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other Credit Document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations after the Total Commitment has been terminated, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Credit Agreement, the Administrative Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Credit Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent and the Lenders herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Administrative Agent will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the
validity  and   perfection  or  the  perfection  and  effect  of
perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [GRANTOR]

                                     By: ________________
                                     Name: ________________
                                     Title:________________

                        SCHEDULE I TO SECURITY AGREEMENT

                           UCC-1 FINANCING STATEMENTS

                        SCHEDULE II TO SECURITY AGREEMENT

                         SERVICING TERMS AND PROVISIONS

                       SCHEDULE III TO SECURITY AGREEMENT

      ADDITIONAL REPRESENTATIONS AND WARRANTIES RE: ELIGIBLE MORTGAGE LOANS

                  As to each Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Grantor shall be deemed to make the following representations and warranties to the Lenders as of such date and as of each date Unit Collateral Value is determined. With respect to any representations and warranties made to the best of the Grantor's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Grantor, then, notwithstanding that such representation and warranty is made to the best of the Grantor's knowledge, such Mortgage Loan may, at the option of the Administrative Agent, be excluded from the Borrowing Base or be assigned an Unit Collateral Value lower than that set forth in the Credit Agreement:

(1) Mortgage Loan Schedule. The information set forth on the Mortgage Loan Schedule with respect to such Eligible Mortgage Loan is true and correct as of the date of each Loan in all material respects;

(2) No Defenses. To the best of the Grantor's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(3) Mortgaged Property Undamaged. To the best of the Grantor's knowledge, each related mortgaged property is free of material damage and is in good repair;

(4) No Modifications. Neither the Grantor nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Administrative Agent and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related mortgaged property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Administrative Agent prior to the date of the Loan, in which case a copy of such modification agreement will have been delivered to the Grantor and the Custodian;

(5) Title Insurance. Except with respect to High-LTV Mortgage Loans, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the date of the funding of the related

         Loan of each such Eligible Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related mortgaged property is located, which policy insures the Grantor and successor owners of indebtedness secured by the insured related Mortgage, as to the first or second priority lien of such Mortgage; to the best of the Grantor's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Grantor, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(6) Origination. Such Eligible Mortgage Loan was originated by the Grantor or, if not originated by the Grantor, was purchased by the Grantor and substantially in accordance with the Underwriting Guidelines then in effect;

(7) No Encroachments. To the best of the Grantor's knowledge, all of the improvements which were included for the purpose of determining the Unit Collateral Value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such mortgaged property unless the applicable title insurance policy for such mortgaged property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;

(8) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and
         (ii) otherwise by judicial foreclosure;

(9) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Administrative Agent to the trustee under the deed of trust, except in connection with a trustees sale after default by the related mortgagor;

(10) No Shared Appreciation; No Contingent Interests. Such Eligible Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

(11) Due on Sale. Such Eligible Mortgage Loan contains a "due-on-sale" clause unless prohibited by applicable law;

(12) No Condemnation. To the best of the Grantor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related mortgaged property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;


                                      III-2

(13) No Future Advances. There is no obligation on the part of the Grantor or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(14) No Assessments. To the best of the Grantor's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a material adverse effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a material adverse effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Grantor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

(15) Appraisal. The related Mortgage File as defined in the Custodian Agreement contains an appraisal of the related mortgaged property signed by an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the related mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Mortgage Loan; the appraisal satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(16) No Graduated Payments; No Buydowns: No Convertible Mortgage Assets. Unless otherwise specified in the related Loan Request, such Eligible Mortgage Loan is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Mortgage Loan subject to a temporary buydown or similar arrangement. If the Eligible Mortgage Loan has an adjustable rate, it is not convertible at the option of the related mortgagor to a fixed rate mortgage loan;

(17) No Fraud. To the best of the Grantor's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Mortgage Loan.




                                     III-3

                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of June 30, 1998, made by STERLING LENDING CORPORATION, a South Carolina corporation (the "Grantor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, HomeGold, Inc. and Carolina Investors, Inc., each a South Carolina corporation (each a "Borrower" and collectively the "Borrowers"), the Administrative Agent and the financial institutions from time to time party thereto (the "Lenders") are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving credit loans to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed $200,000,000 (each a "Loan" and collectively the "Loans");

     WHEREAS, it is a condition precedent to the Lenders making any Loan pursuant to the Credit Agreement that the Grantor shall have executed and delivered to the Administrative Agent a security agreement providing for the grant to the Administrative Agent for the benefit of the Lenders of a security interest in certain personal property of the Grantor;

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans, the Grantor hereby agrees with the Administrative Agent as follows:

     SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Credit Agreement or in Articles 8 and 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2.        Grant of Security Interest

     In order to secure the payment and performance in full of the Loans and the other Obligations (as defined in Section 3 hereof), the Grantor hereby assigns and pledges to the Administrative Agent for the benefit of the Lenders and hereby grants to the Administrative Agent for the benefit of the Lenders a security interest in and to the following, wherever located and whether now owned or hereafter existing or acquired by the Grantor (the "Collateral"):

                                    (1)  all  Mortgage   Loans,   including  Wet
                  Mortgage Loans, owned by the Grantor, the Mortgage Note and Mortgage and the other documents evidencing or relating to said Mortgage Loan, all servicing rights and servicing fees and other income arising from or relating to such Mortgage Loans, and all instruments, documents, loan agreements, guarantees, interest rate swap, cap or collar agreements or similar agreements, contract rights, general intangibles, property rights, proceeds and payments arising therefrom or relating thereto, including without limitation the following:

                                            (a) all payments and  prepayments of
                          principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Grantor in and to such property;

                                            (b) all Liens with  respect  thereto
                          or as security therefor;

                                            (c) all hazard  insurance  policies,
                          title insurance policies or condemnation proceeds with respect thereto; and

                                            (d) all prepayment premiums and late
                          payment charges with respect thereto;

                                    (2) all real estate  acquired by the Grantor
                  by deed in lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

                                    (3) all  commitments  issued by Investors to
                  purchase Mortgage Loans from the Grantor ("Purchase Commitments") and all rights of the Grantor with respect thereto;

                                    (4) all  right,  title and  interest  of the
                  Grantor in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Grantor with respect to such Mortgage Loans;

                                    (5) the books  and  records  of the  Grantor
                  relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts, microfiche and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral;

                                    (6) all cash from time to time  deposited in
                  any deposit account of the Grantor with the Custodian, including, without limitation, the Funding Account and the Settlement Account;

                                    (7) (a) all  moneys,  securities  and  other
                  property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Administrative Agent or any Lender from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's sums and credits with, and all of the Grantor's claims against the Administrative Agent or any Lender at any time existing; (b) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, servicing rights and all other forms of obligations receivable whatsoever; (c) all computer programs, software, printouts and other computer materials, credit files, correspondence, advertising materials and other source or business identifiers; (d) all rights under license and franchise agreements, servicing contracts and other contracts and contract rights; (e) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (f) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of the Grantor and all of the Grantor's rights with respect thereto;
                   (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (h) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (i) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Grantor at any Lender and all funds on deposit therein;
                   (j) all credits with and other claims  against third parties;
                   (k) all rights to indemnification; (l) all reversionary interests in pension and profit sharing plans and reversionary,  beneficial  and residual  interests in trusts;
                   (m) all proceeds of insurance of which the Grantor is the beneficiary; (n) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; (o) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (p) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind, whether or not similar to the foregoing, in each instance, however and wherever arising;

                                    (8)  all  investment  property,  securities,
                  securities accounts, financial assets and all securities entitlements of the Grantor in any and all of the foregoing; and

                                    (9)  all  proceeds  of  any  and  all of the
                  foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 2 and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent or the Grantor is the loss payee thereof), or any indemnity, warranty, guaranty or insured closing letter, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes, and the other Credit Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document; and

                  (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Credit Agreement, the Notes, and all other Credit Documents.

                  SECTION  4.   Representations  and  Warranties.   The  Grantor
represents and warrants as

follows:

                  (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Administrative Agent of any of its rights or remedies hereunder.

                  (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine and Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been established for the payment thereof.

                  (c) The Grantor is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien, except for (i) the security interest created by this Agreement, and (ii) the security interests and other encumbrances permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Administrative Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance permitted by the Credit Agreement.

                  (d) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Administrative Agent of any of its rights and remedies hereunder, except for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in SCHEDULE I hereto.

                  (f) This Agreement creates valid security interests in favor of the Administrative Agent for the benefit of the Lenders in the Collateral, as security for the Obligations. The Administrative Agent's having possession of all instruments and cash constituting Collateral from time to time and the filing of the financing statements described in SCHEDULE I hereto result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances permitted pursuant to the Credit Agreement. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Administrative Agent's (or any agent, bailee or custodian thereof) having possession of Collateral consisting of instruments or cash after the date hereof.

                  (g) Each Mortgage Loan included in the Collateral and documents related thereto (a) has not been modified or amended and has not had any requirements thereof waived except for minor modifications in the ordinary course of the Grantor's business which do not in any event adversely affect the value or marketability of the relevant item of Collateral (b) complies with the terms of the Credit Documents, including, without limitation, this Agreement, and (c) has been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) fully advanced in the respective face amounts thereof. With respect to each such pledged Mortgage Loan, the Grantor has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) in its possession all documents and instruments required to be possessed by the Grantor (x) under this Agreement, (y) under applicable law and
(z) under a Purchase Commitment, if any, other than those documents and instruments which are in the possession of the Custodian.

                  (h) No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any pledged Mortgage Loan.

                  (i) Escrow Deposits. Any monies held by the Grantor representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans are held by the Grantor in accordance with applicable laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                  (j) Additional Representations. The additional representations and warranties set forth in Schedule III attached hereto are true and correct.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding or the Total Commitment shall not have terminated, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Administrative Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest created hereby, (B) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Administrative Agent may request in order to perfect and preserve the security interest purported to be created hereby, and (C) furnishing to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (b)      Transfers and Other Liens.

                           (i) The Grantor will not sell, assign (by operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except to the extent permitted under the Credit Agreement, subject to the obligation of the Grantor to make payments pursuant to Section 2.06(d) of the Credit Agreement.

                           (ii) The Grantor will not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral, except for (A) the Liens and security interest created by this Agreement and the other Credit Documents and
         (B) the Liens, security interests and other encumbrances permitted by the Credit Agreement.

                  (c) Performance under Servicing Contracts; Escrow Deposits. The Grantor shall service or cause to be serviced all Mortgages in accordance with the terms and provisions set forth in Schedule II attended hereto. The Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, subject to the prior rights of any sub-servicer pursuant to a legally binding servicing agreement between the Grantor and such sub-servicer, terminate the Grantor as servicer and transfer servicing to the Administrative Agent's designee, at no cost or expense to the Administrative Agent and the Lenders, it being agreed that the Grantor will pay any and all fees required to effectuate the transfer of servicing to the designee of the Administrative Agent. The Grantor shall permit the Administrative Agent or its designee to inspect the Grantor's servicing facilities, in the absence of a continuing Event of Default, during normal business hours, for the purpose of satisfying the Administrative Agent that the Grantor has the ability to service the Mortgage Loans as provided in the Credit Agreement. It shall hold all escrow deposits in accordance with all applicable Laws and all agreements relating to such escrow deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for purposes for which such escrow deposits were collected in accordance with all applicable Laws and agreements.

                  (d) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. The Grantor shall notify the Administrative Agent of (a) any default under any Mortgage pledged hereunder and delivered to the Custodian, (b) the failure of any items of Collateral which are required by the terms hereof to be covered by a Purchase Commitment to be so covered, (c) the failure of any Eligible Mortgage Loan that is included in the Borrowing Base to no longer satisfy the requirements of the Credit Agreement for inclusion in the Borrowing Base, and (d) any other matter which has a material adverse effect on the Collateral.

                  (e) Inspection and Reporting. The Grantor shall permit the Administrative Agent or any Lender, or any agents or representatives thereof or such professionals or other Persons as the Administrative Agent may designate
(i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, inventory and other assets of the Grantor from time to time, and (iii) to conduct physical counts, appraisals and/or valuations at the locations of the Grantor, in each case as provided in the Credit Agreement.

                  SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) The Grantor hereby authorizes the Administrative Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                  (b) The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion upon the occurrence of an Event of Default, to take any action and to execute any instrument which such Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 6.09 of the Credit Agreement and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any Collateral.

                  (c) If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Administrative Agent, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

                  (d) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place or places to be designated by the Administrative Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Administrative Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof.

                  (b) Any cash held by the Administrative Agent as Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of or collection from, or other realization upon, all or any part the Collateral may, in the discretion of the Administrative

Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any part of the Obligations.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the Lenders are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Credit Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses of any attorneys employed by the Administrative Agent to collect such deficiency.

                  SECTION 8. Indemnity and Expenses.

                  (a) The Grantor agrees to indemnify and hold the Administrative Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, legal fees and disbursements of Administrative Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or the Administrative Agent, to the parties and at the addresses specified in the Credit Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received or (iii) if delivered, upon delivery.

                  SECTION 10. Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent under any Credit Document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other Credit Document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations after the Total Commitment has been terminated, and (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence and subject to the terms of the Credit Agreement, the Administrative Agent and Lenders may assign or otherwise transfer their rights under this Agreement and any other Credit Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent and the Lenders herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Administrative Agent will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the
validity  and   perfection  or  the  perfection  and  effect  of
perfection or non-perfection of the security interest created hereby or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [GRANTOR]

                                     By:      _________________________________
                                     Name:    _________________________________
                                     Title:   _________________________________

                        SCHEDULE I TO SECURITY AGREEMENT

                           UCC-1 FINANCING STATEMENTS

                        SCHEDULE II TO SECURITY AGREEMENT

                         SERVICING TERMS AND PROVISIONS

                       SCHEDULE III TO SECURITY AGREEMENT

      ADDITIONAL REPRESENTATIONS AND WARRANTIES RE: ELIGIBLE MORTGAGE LOANS

                  As to each Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Grantor shall be deemed to make the following representations and warranties to the Lenders as of such date and as of each date Unit Collateral Value is determined. With respect to any representations and warranties made to the best of the Grantor's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Grantor, then, notwithstanding that such representation and warranty is made to the best of the Grantor's knowledge, such Mortgage Loan may, at the option of the Administrative Agent, be excluded from the Borrowing Base or be assigned an Unit Collateral Value lower than that set forth in the Credit Agreement:

(1) Mortgage Loan Schedule. The information set forth on the Mortgage Loan Schedule with respect to such Eligible Mortgage Loan is true and correct as of the date of each Loan in all material respects;

(2) No Defenses. To the best of the Grantor's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(3) Mortgaged Property Undamaged. To the best of the Grantor's knowledge, each related mortgaged property is free of material damage and is in good repair;

(4) No Modifications. Neither the Grantor nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Administrative Agent and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related mortgaged property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Administrative Agent prior to the date of the Loan, in which case a copy of such modification agreement will have been delivered to the Grantor and the Custodian;

(5) Title Insurance. Except with respect to High-LTV Mortgage Loans, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the date of the funding of the related

         Loan of each such Eligible Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related mortgaged property is located, which policy insures the Grantor and successor owners of indebtedness secured by the insured related Mortgage, as to the first or second priority lien of such Mortgage; to the best of the Grantor's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Grantor, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(6) Origination. Such Eligible Mortgage Loan was originated by the Grantor or, if not originated by the Grantor, was purchased by the Grantor and substantially in accordance with the Underwriting Guidelines then in effect;

(7) No Encroachments. To the best of the Grantor's knowledge, all of the improvements which were included for the purpose of determining the Unit Collateral Value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such mortgaged property unless the applicable title insurance policy for such mortgaged property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;

(8) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and
         (ii) otherwise by judicial foreclosure;

(9) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Administrative Agent to the trustee under the deed of trust, except in connection with a trustees sale after default by the related mortgagor;

(10) No Shared Appreciation; No Contingent Interests. Such Eligible Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

(11) Due on Sale. Such Eligible Mortgage Loan contains a "due-on-sale" clause unless prohibited by applicable law;

(12) No Condemnation. To the best of the Grantor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related mortgaged property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;

                                     III-2

(13) No Future Advances. There is no obligation on the part of the Grantor or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(14) No Assessments. To the best of the Grantor's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a material adverse effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a material adverse effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Grantor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

(15) Appraisal. The related Mortgage File as defined in the Custodian Agreement contains an appraisal of the related mortgaged property signed by an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the related mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Mortgage Loan; the appraisal satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(16) No Graduated Payments; No Buydowns: No Convertible Mortgage Assets. Unless otherwise specified in the related Loan Request, such Eligible Mortgage Loan is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Mortgage Loan subject to a temporary buydown or similar arrangement. If the Eligible Mortgage Loan has an adjustable rate, it is not convertible at the option of the related mortgagor to a fixed rate mortgage loan;

(17) No Fraud. To the best of the Grantor's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Mortgage Loan.

                                     III-3

                                PLEDGE AGREEMENT
                                ----------------


         PLEDGE AND SECURITY AGREEMENT dated as of June 30, 1998, made by HOMEGOLD, INC., a South Carolina corporation (the "Pledgor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Pledgor and Carolina Investors, Inc. (collectively, the "Companies"), the financial institutions from time to time party to the Credit Agreement (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

         WHEREAS, the Companies have requested the Administrative Agent and the Lenders to provide to the Companies a secured $200,000,000 revolving credit facility;

         WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Credit Agreement that the Pledgor shall have executed and delivered to the Administrative Agent a pledge and security agreement providing for the pledge to the Administrative Agent of, and the grant to the Administrative Agent for the benefit of the Lenders of a security interest in, (i) certain indebtedness from time to time owing to the Pledgor and
(ii) all of the issued and outstanding shares of capital stock of the Pledged Subsidiaries (as defined herein) from time to time owned by the Pledgor;

         WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement with the Companies, the Pledgor hereby agrees with the Administrative Agent as follows:

         SECTION 1. Definitions. All terms used in this Agreement which are defined in the Credit Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

         (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Administrative Agent pursuant to the terms of the Credit Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (b) the shares of stock described in Schedule II hereto (the "Pledged Shares") issued by the subsidiaries of the Pledgor listed therein (the "Pledged Subsidiaries"), the certificates representing the Pledged Shares, all warrants, options and other rights, contractual or otherwise, in respect thereof and all dividends, interest, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, by way of redemption, bonus, preference, option rights or otherwise;

         (c) all additional shares of stock, from time to time acquired by the Pledgor, of the Pledged Subsidiaries, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

         (d) all proceeds of any and all of the foregoing;

         in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

         (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes and the other Credit Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document; and

         (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Credit Agreement and the other Credit Documents.

         SECTION 4. Delivery of the Pledged Collateral.

         (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Administrative Agent, together with any necessary indorsement and/or appropriate stock transfer form duly executed in blank with respect to such Pledged Shares, on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Administrative Agent pursuant to the terms of the Credit Agreement (the "Additional Collateral") shall be delivered to the Administrative Agent within 10 Business Days of receipt thereof by or on behalf of the Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Administrative Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. Within 10 Business Days of the receipt by the Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") shall be delivered to the Administrative Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Credit Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

         (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Administrative Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers or stock transfer forms duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

         SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

         (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute all of the issued shares of capital stock of the Pledged Subsidiaries as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

         (b) The promissory notes[s] currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity.

         (c) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by the Credit Agreement.

         (d) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Credit Documents.

         (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Administrative Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

         (f) This Agreement creates a valid security interest in favor of the Administrative Agent in the Pledged Collateral, as security for the Obligations. The Administrative Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Administrative Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

         SECTION  6.  Covenants  as to the  Pledged  Collateral.  So long as any
Obligations   shall   remain   outstanding,   the  Pledgor   will,   unless  the
Administrative Agent shall otherwise consent in writing:

         (a) keep adequate records concerning the Pledged Collateral and permit the Administrative Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 6.05 of the Credit Agreement;

         (b) at its expense, upon the request of the Administrative Agent, promptly deliver to the Administrative Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

         (c) at its expense, defend the Administrative Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

         (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Administrative Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

         (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof;

         (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Credit Document and Liens permitted by the Credit Agreement;

         (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Credit Documents and applicable securities laws;

         (h) not permit the issuance of (i) any additional shares of any class of capital stock of a Pledged Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

         (i) not take or fail to take any action which would in any manner impair the enforceability of the Administrative Agent's security interest in any Pledged Collateral.

         SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

         (a) So long as no Event of Default shall have occurred and be continuing:

         (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Credit Documents; provided, however, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Administrative Agent gives it notice that, in the Administrative Agent's reasonable judgment, such action would have a material adverse effect upon such Pledged Collateral and (B) the Pledgor will give the Administrative Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a material adverse effect upon such Pledged Collateral;

         (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Administrative Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Administrative Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Administrative Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations; and

         (iii) the Administrative Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

         (b) Upon the  occurrence  and  during  the  continuance  of an Event of
Default:

         (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Administrative Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

         (ii) the Administrative Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Administrative Agent and may collect any and all monies due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Administrative Agent without any duty of inquiry;

         (iii) without limiting the generality of the foregoing, the Administrative Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of a Pledged Subsidiary, or upon the exercise by a Pledged Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

         (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

         SECTION 8. Additional Provisions Concerning the Pledged Collateral.

         (a) The Pledgor hereby authorizes the Administrative Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

         (b) The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

         (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

         (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         (e) The Administrative Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Credit Agreement in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

         (a) The Administrative Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Administrative Agent may, in such event, bid for the purchase of such securities.

         (c) Any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10 hereof) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect consistent with the provisions of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

         (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent and any Lender to collect such deficiency.

         SECTION 10. Indemnity and Expenses.

         (a) The Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement

(including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         (b) The Pledgor will upon demand pay to the Administrative Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Credit Agreement, and if to the Administrative Agent, to it at its address specified in the Credit Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received, or (iii) if delivered, upon delivery.

         SECTION 12. Consent to Jurisdiction, Etc.

         (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

         (c) Nothing contained in this Section 12 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

         SECTION 13. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ARISING FROM ANY OTHER CREDIT DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 14. Miscellaneous.

         (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent under any document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other document against such party or against any other person.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Total Commitment has been terminated and (ii) be binding on the Pledgor and by its acceptance hereof, the Administrative Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Pledgor, the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Administrative Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Administrative Agent shall mean the assignee of the Administrative Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

         (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Administrative Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

         (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        [PLEDGOR]


                               By:      ________________________________________
                               Name:    ________________________________________
                               Title:   ________________________________________

ACCEPTED AND AGREED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Administrative Agent

By:      ________________________________________
Name:    ________________________________________
Title:   ________________________________________


                         SCHEDULE I TO PLEDGE AGREEMENT

                                  Pledged Debt
                                  ------------



Name of Maker                    Description           Original Principal Amount
-------------                    -----------           -------------------------


Carolina Investors, Inc.                Subordinated Intercompany Promissory   $200,000,000
                                        Note dated June 30, 1998.


                         SCHEDULE II TO PLEDGE AGREEMENT

                                 Pledged Shares
                                 --------------

                                                                 Certificate
   Name of Issuer      Number of Shares       Class                No.(s)
   --------------      ----------------       -----                ------

Emergent Mortgage
Corporation of
Tennessee

                                  SCHEDULE III

                                       TO

                                PLEDGE AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------

         This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated June 30, 1998, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.

                                  Pledged Debt
                                  ------------

                                                                Principal Amount
Name of Maker                     Description                  Outstanding as of
-------------                     -----------                  -----------------







                                 Pledged Shares
                                 --------------

Name of Issuer        Number of Shares         Class           Certificate No(s)
--------------        ----------------         -----           -----------------







                            HOMEGOLD, INC.



                            By:      ___________________________________________
                                      Name:
                                      Title:

                                PLEDGE AGREEMENT
                                ----------------


         PLEDGE AND SECURITY AGREEMENT dated as of June 30, 1998, made by CAROLINA INVESTORS, INC., a South Carolina corporation (the "Pledgor"), in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Pledgor and HomeGold, Inc.(collectively, the "Companies"), the financial institutions from time to time party to the Credit Agreement (the "Lenders"), and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement, dated as of June 30, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

         WHEREAS, the Companies have requested the Administrative Agent and the Lenders to provide to the Companies a secured $200,000,000 revolving credit facility;

         WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Credit Agreement that the Pledgor shall have executed and delivered to the Administrative Agent a pledge and security agreement providing for the pledge to the Administrative Agent of, and the grant to the Administrative Agent for the benefit of the Lenders of a security interest in, (i) certain indebtedness from time to time owing to the Pledgor and
(ii) all of the issued and outstanding shares of capital stock of the Pledged Subsidiaries (as defined herein) from time to time owned by the Pledgor;

         WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement with the Companies, the Pledgor hereby agrees with the Administrative Agent as follows:

         SECTION 1. Definitions. All terms used in this Agreement which are defined in the Credit Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

         (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Administrative Agent pursuant to the terms of the Credit Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (b) the shares of stock described in Schedule II hereto (the "Pledged Shares") issued by the subsidiaries of the Pledgor listed therein (the "Pledged Subsidiaries"), the certificates representing the Pledged Shares, all warrants, options and other rights, contractual or otherwise, in respect thereof and all dividends, interest, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, by way of redemption, bonus, preference, option rights or otherwise;

         (c) all additional shares of stock, from time to time acquired by the Pledgor, of the Pledged Subsidiaries, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

         (d) all proceeds of any and all of the foregoing;

         in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

         (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes and the other Credit Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Company, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Credit Document; and

         (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Credit Agreement and the other Credit Documents.

                 SECTION 4. Delivery of the Pledged Collateral.

         (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Administrative Agent, together with any necessary indorsement and/or appropriate stock transfer form duly executed in blank with respect to such Pledged Shares, on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Administrative Agent pursuant to the terms of the Credit Agreement (the "Additional Collateral") shall be delivered to the Administrative Agent within 10 Business Days of receipt thereof by or on behalf of the Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Administrative Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. Within 10 Business Days of the receipt by the Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") shall be delivered to the Administrative Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Credit Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

         (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Administrative Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers or stock transfer forms duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

         SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

         (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute all of the issued shares of capital stock of the Pledged Subsidiaries as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

         (b) The promissory notes[s] currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and to general principles of equity.

         (c) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by the Credit Agreement.

         (d) The exercise by the Administrative Agent of any of its rights and remedies hereunder will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Credit Documents.

         (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Administrative Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

         (f) This Agreement creates a valid security interest in favor of the Administrative Agent in the Pledged Collateral, as security for the Obligations. The Administrative Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Administrative Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

         SECTION  6.  Covenants  as to the  Pledged  Collateral.  So long as any
Obligations   shall   remain   outstanding,   the  Pledgor   will,   unless  the
Administrative Agent shall otherwise consent in writing:

         (a) keep adequate records concerning the Pledged Collateral and permit the Administrative Agent or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 6.05 of the Credit Agreement;

         (b) at its expense, upon the request of the Administrative Agent, promptly deliver to the Administrative Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

         (c) at its expense, defend the Administrative Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

         (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Administrative Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

         (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof;

         (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Credit Document and Liens permitted by the Credit Agreement;

         (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Credit Documents and applicable securities laws;

         (h) not permit the issuance of (i) any additional shares of any class of capital stock of a Pledged Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

         (i) not take or fail to take any action which would in any manner impair the enforceability of the Administrative Agent's security interest in any Pledged Collateral.

         SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.


         (a) So long as no Event of Default shall have occurred and be continuing:

                 (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Credit Documents; provided, however, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the
Administrative Agent gives it notice that, in the Administrative Agent's reasonable judgment, such action would have a material adverse effect upon such Pledged Collateral and (B) the Pledgor will give the Administrative Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a material adverse effect upon such Pledged Collateral;

                 (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Administrative Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Administrative Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Administrative Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations; and

                 (iii) the Administrative Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph
(ii) of this Section 7(a).

         (b) Upon the  occurrence  and  during  the  continuance  of an Event of
Default:

               (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Administrative Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

               (ii) the Administrative Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Administrative Agent and may collect any and all monies due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Administrative Agent without any duty of inquiry;

               (iii)  without  limiting the  generality  of the  foregoing,  the
Administrative Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of a Pledged Subsidiary, or upon the exercise by a Pledged Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

               (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

         SECTION 8. Additional Provisions Concerning the Pledged Collateral.

         (a) The Pledgor hereby authorizes the Administrative Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

         (b) The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

         (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

         (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         (e) The Administrative Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Credit Agreement in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

         (a) The Administrative Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "Securities Act"). The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Administrative Agent may, in such event, bid for the purchase of such securities.

         (c) Any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10 hereof) in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent shall elect consistent with the provisions of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

         (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent and any Lender to collect such deficiency.

                  SECTION 10. Indemnity and Expenses.

         (a) The Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement

         (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Administrative Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         (b) The Pledgor will upon demand pay to the Administrative Agent the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Administrative Agent's counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Credit Agreement, and if to the Administrative Agent, to it at its address specified in the Credit Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent and confirmation is received, or (iii) if delivered, upon delivery.

         SECTION 12. Consent to Jurisdiction, Etc.

         (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

         (c) Nothing contained in this Section 12 shall affect the right of the Administrative Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

         SECTION 13. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE ADMINISTRATIVE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

         CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ARISING FROM ANY OTHER CREDIT DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 14. Miscellaneous.

         (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Administrative Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent provided herein and in the other Credit Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent under any document against any party thereto are not conditional or contingent on any attempt by the Administrative Agent to exercise any of its rights under any other document against such party or against any other person.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Total Commitment has been terminated and (ii) be binding on the Pledgor and by its acceptance hereof, the Administrative Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Pledgor, the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Administrative Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Administrative Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Administrative Agent shall mean the assignee of the Administrative Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Administrative Agent.

         (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Administrative Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

         (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                         [PLEDGOR]



                                By:      ______________________________________
                                Name:    ______________________________________
                                Title:   ______________________________________


ACCEPTED AND AGREED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Administrative Agent

 By:      ______________________________________
 Name:    ______________________________________
 Title:   ______________________________________

                         SCHEDULE I TO PLEDGE AGREEMENT

                                  Pledged Debt
                                  ------------



 Name of Maker                Description             Original Principal Amount
 -------------                -----------             -------------------------

HomeGold, Inc.          Subordinated Intercompany    $200,000,000
                        Promissory Note dated June
                        30, 1998.

                         SCHEDULE II TO PLEDGE AGREEMENT

                                 Pledged Shares
                                 --------------

                                                             Certificate
  Name of Issuer       Number of Shares        Class           No.(s)
  --------------       ----------------        -----           ------

NONE

                                  SCHEDULE III

                                       TO

                                PLEDGE AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------

         This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated June 30, 1998, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.

                                  Pledged Debt
                                  ------------

                                                              Principal Amount
Name of Maker                     Description                 Outstanding as of
-------------                     -----------                 -----------------







                                 Pledged Shares
                                 --------------

Name of Issuer         Number of Shares      Class             Certificate No(s)
--------------         ----------------      -----             -----------------







                                       CAROLINA INVESTORS, INC.



                                       By:      _______________________________
                                                 Name:
                                                 Title: